                          PAINEWEBBER HIGH INCOME FUND

Dear Shareholder:

    Enclosed is a Notice of a Special Meeting of Shareholders (the "Meeting") of the PaineWebber High Income Fund (the "PaineWebber Fund"), which is a series of Brinson Managed Investments Trust (the "PaineWebber Trust"). The Meeting has been called for November 8, 2001 at 10:00 a.m. Eastern time at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019-6028. The accompanying Prospectus/Proxy Statement describes a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card or by telephone or via the Internet.

                   PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                        RETURN THE ENCLOSED PROXY CARD!

    This Meeting is critically important. You are being asked to consider and approve an Agreement and Plan of Reorganization that would result in your shares of the PaineWebber Fund being exchanged for those of the High Yield Fund (the "Brinson Fund"), a series of The Brinson Funds (the "Brinson Trust"). If the shareholders of the PaineWebber Fund approve the proposal, the Brinson Fund will acquire substantially all of the assets of the PaineWebber Fund and you will receive shares of the Brinson Fund equal in value to your investment in shares of the PaineWebber Fund. You would no longer be a shareholder of the PaineWebber Fund and, instead, you would be a shareholder of the Brinson Fund.

    The Brinson Fund has an investment objective and investment policies that are substantially similar (but not identical) to those of the PaineWebber Fund, as described in the Prospectus/Proxy Statement. The Brinson Fund, like the PaineWebber Fund, is sponsored by an entity belonging to the UBS Asset Management business group. The transaction is being proposed in order to enhance the distribution of fund shares by eliminating redundant investment products sponsored by members of the same organization. The transaction is also being proposed for the purpose of creating a larger fund with a better opportunity for sustainable positive results. A larger fund should be better able to obtain certain savings and lower costs for its shareholders.

    Please take the time to review the entire Prospectus/Proxy Statement and vote NOW! Whether or not you plan to attend the Meeting, please vote your shares by mail, by telephone or via the Internet. If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person.

    Thank you for your prompt attention and participation.

                                          Very truly yours,

                                          /s/ Brian M. Storms

                                          Brian M. Storms
                                          PRESIDENT

                          PAINEWEBBER HIGH INCOME FUND
                (A SERIES OF BRINSON MANAGED INVESTMENTS TRUST)
                  51 WEST 52ND STREET, NEW YORK, NY 10019-6114

                              -------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 8, 2001

                              -------------------

    To the Shareholders:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of PaineWebber High Income Fund (the "PaineWebber Fund"), a series of Brinson Managed Investments Trust (the "PaineWebber Trust"), has been called by the Board of Trustees of the PaineWebber Trust and will be held at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, on November 8, 2001 at 10:00 a.m. Eastern time. The Meeting is being called for the following purpose:

        1. For shareholders of the PaineWebber Fund to vote on an Agreement and Plan of Reorganization between the PaineWebber Trust, on behalf of the PaineWebber Fund, and The Brinson Funds (the "Brinson Trust"), on behalf of High Yield Fund (the "Brinson Fund"), that provides for: (i) the acquisition of substantially all of the assets and liabilities of the PaineWebber Fund in exchange for shares of the Brinson Fund; (ii) the PRO RATA distribution of shares of the Brinson Fund to the shareholders of the PaineWebber Fund; and
            (iii) the liquidation and dissolution of the PaineWebber Fund.

    The transaction contemplated by the Agreement and Plan of Reorganization is described in the attached Prospectus/Proxy Statement. A copy of the form of the Agreement and Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

    Shareholders of record of the PaineWebber Fund as of the close of business on September 14, 2001 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY RETURNING THE PROXY CARD BY MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY VOTING BY TELEPHONE OR VIA THE INTERNET. YOUR VOTE IS IMPORTANT.

                                          By Order of the Board of Trustees,
                                          AMY R. DOBERMAN
                                          SECRETARY

October 8, 2001

TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU PREFER, YOU MAY INSTEAD VOTE BY TELEPHONE OR VIA THE INTERNET. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                                                 Rule 497(b)
                                                              File No. 333-68628
                           PROSPECTUS/PROXY STATEMENT

                               SEPTEMBER 28, 2001

                              -------------------

                          ACQUISITION OF THE ASSETS OF

                          PAINEWEBBER HIGH INCOME FUND
                (A SERIES OF BRINSON MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                 (800) 647-1568

                        BY AND IN EXCHANGE FOR SHARES OF

                                HIGH YIELD FUND
                        (A SERIES OF THE BRINSON FUNDS)
                            209 SOUTH LASALLE STREET
                          CHICAGO, ILLINOIS 60604-1295
                                 (800) 647-1568

                              -------------------

    This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of PaineWebber High Income Fund (the "PaineWebber Fund"), a series of Brinson Managed Investments Trust (the "PaineWebber Trust"), to approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan"). If shareholders of the PaineWebber Fund vote to approve the Agreement and Plan, the net assets of the PaineWebber Fund will be acquired by the High Yield Fund (the "Brinson Fund"), a series of The Brinson Funds (the "Brinson Trust"), in exchange for shares of the Brinson Fund.

    The Meeting will be held at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019-6028, on November 8, 2001 at 10:00 a.m. Eastern time. The Board of Trustees of the PaineWebber Trust, on behalf of the PaineWebber Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about October 8, 2001.

    If the shareholders of the PaineWebber Fund vote to approve the Agreement and Plan, shareholders of each class of the PaineWebber Fund (Class A, Class B, Class C and Class Y) will receive shares of the equivalent class of the Brinson Fund (Class A, Class B, Class C or Class Y) equal in value to their investment in the PaineWebber Fund. The PaineWebber Fund will then be liquidated.

    The Brinson Fund's investment objective is to provide its investors with high current income, along with capital growth, when consistent with high current income. Similarly, the PaineWebber Fund's investment objective is to provide its investors with high income.

    This Prospectus/Proxy Statement gives the information about Brinson Fund shares that you should know before investing. You should retain it for future reference. A Statement of Additional Information, dated September 28, 2001, relating to this Prospectus/Proxy Statement, contains more information about the Brinson Fund, the PaineWebber Fund and the proposed reorganization and has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. You can request a free copy of the Statement of Additional Information by calling 1-800-647-1568, or writing to the Brinson Fund at 209 South LaSalle Street, Chicago, Illinois 60604-1295.

    The Annual Report to shareholders of the Brinson Fund for the fiscal year ended June 30, 2001 (the "Brinson Fund Annual Report") is incorporated by reference and accompanies this Prospectus/Proxy Statement, and is intended to provide you with information about the Brinson Fund.

    The Prospectus of the PaineWebber Fund (the "PaineWebber Fund Prospectus") and the Statement of Additional Information of the PaineWebber Fund (the "PaineWebber Fund SAI"), each dated March 31, 2001, have been filed with the SEC and are incorporated by reference into this Prospectus/Proxy Statement. The Annual Report to Shareholders of the PaineWebber Fund, dated November 30, 2000, has also been filed with the SEC and is incorporated herein by reference ("PaineWebber Fund Annual Report"). You can request a free copy of any of these documents described above by calling 1-800-647-1568, or by writing to the PaineWebber Fund at 51 West 52nd Street, New York, New York 10019-6114.

    LIKE ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                           PROSPECTUS/PROXY STATEMENT

                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
COVER PAGES.......................................  Cover
SUMMARY...........................................      2
  What is the purpose of the proposal?............      2
  How will the shareholder voting be handled?.....      3
  What are the general tax consequences of the
    Transaction?..................................      3
COMPARISONS OF SOME IMPORTANT FEATURES............      3
  How do the investment objectives and policies of
    the Funds compare?............................      3
  What are the risks of an investment in the
    Funds?........................................      4
  Who manages the Funds?..........................      4
  What are the fees and expenses of each Fund and
    what might they be after the Transaction?.....      5
  Where can I find more financial information
    about the Funds?..............................      7
  What are other key features of the Funds?.......      7
    Administrative, Transfer Agency, Accounting
     and Custody Services.........................      7
    Distribution Services and Rule 12b-1 Plans....      8
    Purchase, Exchange and Redemption
     Procedures...................................      9
    Dividends, Distributions and Taxes............     11
REASONS FOR THE TRANSACTION.......................     11
INFORMATION ABOUT THE TRANSACTION.................     13
  How will the Transaction be carried out?........     13
  Who will pay the expenses of the Transaction?...     13
  What are the tax consequences of the
    Transaction?..................................     13
  What should I know about Brinson Fund Shares?...     13
  How do shareholder rights and obligations of the
    Funds compare?................................     14
  What are the capitalizations of the Funds and
    what might the capitalization be after the
    Transaction?..................................     15
COMPARISON OF INVESTMENT OBJECTIVES AND
  POLICIES........................................     16
  Are there any significant differences between
    the investment objectives and policies of the
    Funds?........................................     16
  What are the risk factors associated with
    investments in the Funds?.....................     18
  How do the investment restrictions of the Funds
    differ?.......................................     19
VOTING INFORMATION................................     20
  How many votes are necessary to approve the
    Agreement and Plan?...........................     20
  How do I ensure my vote is accurately
    recorded?.....................................     20
  Can I revoke my proxy?..........................     20
  What other matters will be voted upon at the
    Meeting?......................................     20
  Who is entitled to vote?........................     21
  What other solicitations will be made?..........     21
INFORMATION ABOUT THE BRINSON FUND................     21
INFORMATION ABOUT THE PAINEWEBBER FUND............     21
INFORMATION ABOUT EACH FUND.......................     22
PRINCIPAL HOLDERS OF SHARES.......................     22

                                    SUMMARY

    This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Agreement and Plan (attached as Exhibit A), "Additional Information Regarding the Brinson Fund" (attached as Exhibit B) and the Brinson Fund Annual Report (included as
Exhibit C).

WHAT IS THE PURPOSE OF THE PROPOSAL?

    The Board of Trustees of the PaineWebber Trust has approved an Agreement and Plan for the PaineWebber Fund and recommends that shareholders of the PaineWebber Fund vote to approve the Agreement and Plan. If shareholders of the PaineWebber Fund approve the Agreement and Plan, the Fund's net assets will be transferred to the Brinson Fund in exchange for an equal value of shares of the Brinson Fund. These shares of the Brinson Fund will then be distributed to the PaineWebber Fund's shareholders. As illustrated in the following chart, shareholders of each class of the PaineWebber Fund will receive shares of the equivalent class of the Brinson Fund equal in value to their investment in the PaineWebber Fund.(1) Shareholders of:

Class A shares of the PaineWebber Fund  will receive  Class A shares of the Brinson Fund
  ("PaineWebber Fund Class A Shares")                 ("Brinson Fund Class A Shares")
Class B shares of the PaineWebber Fund  will receive  Class B shares of the Brinson Fund
  ("PaineWebber Fund Class B Shares")                 ("Brinson Fund Class B Shares")
Class C shares of the PaineWebber Fund  will receive  Class C shares of the Brinson Fund
  ("PaineWebber Fund Class C Shares")                 ("Brinson Fund Class C Shares")
Class Y shares of the PaineWebber Fund  will receive  Class Y shares of the Brinson Fund
  ("PaineWebber Fund Class Y Shares")                 ("Brinson Fund Class Y Shares")

The PaineWebber Fund will then be liquidated. As a result of the proposed transaction, you will cease to be a shareholder of the PaineWebber Fund and you will become a shareholder of the Brinson Fund. This exchange will occur on a date agreed to between the PaineWebber Trust and the Brinson Trust. This proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction."

    The Brinson Fund is a series of the Brinson Trust, an investment company that is advised by Brinson Partners, Inc. The Brinson Fund has an investment objective and investment polices that are similar, but not identical, to those of the PaineWebber Fund. The investment adviser for the Brinson Fund and the investment adviser for the PaineWebber Fund are both indirect wholly owned subsidiaries of UBS AG.

    For the reasons set forth below under "Reasons for the Transaction," the Board of Trustees of the PaineWebber Trust ("PaineWebber Trustees") has concluded that the Transaction is in the best interests of the shareholders of the PaineWebber Fund. The PaineWebber Trustees also concluded that no dilution in value would result to the shareholders of the PaineWebber Fund as a result of the Transaction.

   THE BOARD OF TRUSTEES OF THE PAINEWEBBER TRUST RECOMMENDS THAT YOU VOTE TO
                        APPROVE THE AGREEMENT AND PLAN.

-------------------

(1) The shares of the Brinson Fund currently designated as Class N shares and Class I shares will be redesignated as Class A shares and Class Y shares, respectively, effective October 29, 2001. For clarity of presentation in this Prospectus/Proxy Statement, Class N shares will be referred to as Brinson Fund Class A Shares and Class I shares will be referred to as Brinson Fund Class Y Shares.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

    Shareholders who own shares at the close of business on September 14, 2001 (the "Record Date") will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the reorganization of the PaineWebber Fund into the Brinson Fund, a majority (as defined under the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting shares of the PaineWebber Fund must be voted in favor of the Agreement and Plan.

    Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may cast your vote by completing and signing the enclosed proxy card or by telephone or via the Internet. If you return your signed proxy card or vote by telephone or via the Internet, your votes will be officially cast at the Meeting by the persons appointed as proxies. You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE TRANSACTION?

    It is expected that shareholders of the PaineWebber Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of the Brinson Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this document relates to the federal income tax consequences only. For further information about the tax consequences of the Transaction, see "Information About the Transaction -- What are the tax consequences of the Transaction?"

COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS COMPARE?

    The PaineWebber Fund and the Brinson Fund have substantially similar investment objectives. The Brinson Fund seeks to provide its investors with high current income, along with capital growth, when consistent with high current income. The PaineWebber Fund seeks to provide its investors with high income. Both the PaineWebber Fund's objective and the Brinson Fund's objective are fundamental, which means they cannot be changed without shareholder approval. The Brinson Fund will invest in securities that its manager expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer that may improve the issuer's financial condition and credit rating. While both Funds may invest in securities not paying current income, the PaineWebber Fund is limited to investing 25% of its total assets in such securities.

    Both Funds try to achieve their objectives by primarily investing their assets in high yield, lower-rated (and therefore high risk) debt securities issued by U.S. and foreign companies. High yield, lower-rated securities are those securities rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Group
("S&P-Registered Trademark-"). The Brinson Fund normally must invest at least 80% of its assets in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P-Registered Trademark-. The PaineWebber Fund invests at least 65% of its assets in high yield corporate bonds that are rated B or better by Moody's or S&P-Registered Trademark-. Therefore, one current difference between the Funds is that the Brinson Fund is required to invest a larger percentage of its assets in high yield debt securities than does the PaineWebber Fund. The PaineWebber Fund, however, if it did not reorganize with the Brinson Fund, would be required under a new rule promulgated by the SEC to adopt a similar 80% policy in order to be considered a "high income" fund. Currently, more than 80% of each Fund's assets are invested in high yield debt securities. The Brinson Fund is also permitted to invest to a greater extent in debt securities rated below B; the PaineWebber Fund may not invest more than 35% of its total assets in such securities. A greater investment in lower-rated debt securities by the Brinson Fund would expose the Brinson Fund to the risks associated with such securities to a greater degree. The PaineWebber Fund, however, is permitted to invest slightly more of its assets in foreign securities. Both Funds are permitted to invest in debt securities of any maturity length.

    For further information about the investment objectives and policies of the Funds, see "Comparison of Investment Objectives and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

    As with most investments, an investment in the PaineWebber Fund and the Brinson Fund involves risks. There can be no guarantee against losses resulting from an investment in either Fund, nor can there be any assurance that a Fund will achieve its investment objective. The risks associated with an investment in each of the Funds are substantially similar and include those risks associated with the credit quality of debt security issuers, changes in interest rates, market conditions, and investments in foreign securities. To the extent the Brinson Fund may invest more of its assets in high yield debt securities, especially those debt securities rated below B, an investment in that Fund may be exposed to greater credit risks. However, the Brinson Fund is not currently investing to a greater extent than the PaineWebber Fund in such high yield debt securities. To the extent the PaineWebber Fund invests more of its assets in foreign securities than the Brinson Fund, it has greater exposure to the risks associated with those investments than the Brinson Fund. Furthermore, the portfolio turnover rate for the PaineWebber Fund can, at times, exceed 100%, which may increase transaction costs for that Fund.

    For further information about the investment objectives and policies of the Funds, see "Comparison of Investment Objectives and Policies."

WHO MANAGES THE FUNDS?

    The management of the business and affairs of the Brinson Fund is the responsibility of the Board of Trustees of the Brinson Trust ("Brinson Trustees"). The Brinson Trustees elect officers who are responsible for the day-to-day operations of the Fund.

    Brinson Partners, Inc. ("Brinson Partners"), a Delaware corporation, is the investment adviser to the Brinson Fund. Brinson Partners is an investment management firm, managing as of June 30, 2001, $370.3 billion in assets, primarily for institutional pension and profit sharing funds. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed both U.S. and non-U.S. investment portfolios since 1974 and global investment portfolios since 1982. Brinson Partners and Brinson Advisors, Inc. ("Brinson Advisors"), the investment advisor for the PaineWebber Fund and administrator for the PaineWebber Fund and Brinson Fund, are both indirect wholly owned subsidiaries of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. The address of Brinson Partners is 209 South LaSalle Street, Chicago, Illinois 60604-1295.

    Pursuant to an investment advisory agreement relating to the Brinson Fund, Brinson Partners is entitled to receive from the Brinson Fund an investment advisory fee equal on an annual basis to 0.60% of the average daily net assets of the Fund. Brinson Partners has contracted to waive its fees and reimburse certain expenses so that the total operating expenses of the Brinson Fund, exclusive of 12b-1 fees, do not exceed 0.70% of the average daily net assets of each class of the Brinson Fund.

    Brinson Partners, pursuant to a sub-advisory agreement, employs Brinson Partners (NY), Inc. ("Brinson (NY)") to serve as the Brinson Fund's sub-advisor. Brinson (NY) is located at 10 East 50th Street, New York, New York 10022. Like Brinson Partners, Brinson (NY) is a subsidiary of UBS AG and an affiliate of Brinson Advisors. As of June 30, 2001, Brinson (NY) had approximately
$14.3 billion in assets under management.

    Subject to Brinson Partners' control and supervision and the direction of the Brinson Trustees and the Brinson Trust's officers, Brinson (NY) is responsible for (i) managing the investment and reinvestment of the Brinson Fund's portfolio that Brinson Partners designates from time to time, including placing orders for the purchase and sale of portfolio securities; and
(ii) furnishing Brinson Partners with investment recommendations, asset allocation advice, research and other investment services. Brinson Partners pays Brinson (NY) a portion of the fee it receives under its investment advisory agreement at the rate of 0.10% of the Brinson Fund's daily net assets.

    Investment decisions for the Brinson Fund are made by management teams at Brinson Partners and Brinson (NY). No member of any investment management team is primarily responsible for making recommendations for portfolio purchases.

    The management of the business and affairs of the PaineWebber Fund is the responsibility of the PaineWebber Trustees. The PaineWebber Trustees elect officers who are responsible for the day-to-day operations of the PaineWebber Fund.

    Brinson Advisors, formerly known as Mitchell Hutchins Asset Management Inc., is the investment manager and administrator of the PaineWebber Fund. As of June 30, 2001, Brinson Advisors was the investment advisor or sub-advisor of 23 investment companies with 57 separate series and aggregate assets of approximately $63.8 billion.

    Pursuant to an investment advisory agreement for the PaineWebber Fund, Brinson Advisors is entitled to receive a fee for advisory and administrative services at the annual rate of 0.50% of the PaineWebber Fund's average daily net assets.

    Brinson Advisors has delegated daily management of the assets of the PaineWebber Fund to Massachusetts Financial Services Company ("MFS"), pursuant to a sub-advisory agreement. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which, in turn, is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. Brinson Advisors pays MFS a portion of the fee it receives under its investment advisory agreement at the rate of 0.45% of the PaineWebber Fund's average daily net assets.

    Robert J. Manning and John Addeo are the portfolio managers for the PaineWebber Fund responsible for the day-to-day management of the Fund.
Mr. Manning has been employed in the investment management area of MFS since 1984. Mr. Addeo, a vice president of MFS, has been employed in the investment management area of MFS since 1998. Prior to joining MFS, Mr. Addeo was a vice president in the high yield department at Eaton Vance from 1997 to 1998, and a vice president in the high yield department of Keystone Investments from 1995 to 1997. Robert J. Manning and John Addeo have held their PaineWebber Fund responsibilities since October 10, 2000.

WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

    The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The sales charge structures of the Funds are similar, but not identical. The operating expenses shown for the PaineWebber Fund are based on expenses incurred during the PaineWebber Fund's most recent fiscal year ending November 30, 2000. The operating expenses shown for the Class A Shares (formerly designated as Class N Shares) and Class Y Shares (formerly designated as Class I Shares) of the Brinson Fund, before and after the Transaction, are based on expenses incurred during the Brinson Fund's most recent fiscal year ending June 30, 2001, but have been restated to reflect the fees that will be in effect at the time the Transaction is consummated. The Class B Shares and Class C Shares of the Brinson Fund are new classes of shares and the operating expenses shown for these classes of shares, before and after the Transaction, are based on estimated expenses for the Brinson Fund's current fiscal year.

        FEES AND EXPENSES FOR THE BRINSON FUND AND THE PAINEWEBBER FUND

                                SHAREHOLDER FEES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      MAXIMUM SALES            MAXIMUM SALES CHARGE          MAXIMUM CONTINGENT
                                      CHARGE (LOAD)            (LOAD) ON PURCHASES      DEFERRED SALES CHARGE (LOAD)  EXCHANGE
FUND NAMES & CLASSES OF SHARES  (AS A % OF OFFERING PRICE)  (AS A % OF OFFERING PRICE)   (AS A % OF OFFERING PRICE)     FEE
------------------------------  --------------------------  --------------------------  ----------------------------  --------
PAINEWEBBER FUND
  Class A.....................                  4.00%                       4.00%                None                    None
  Class B.....................                  5.00%               None                                 5.00%           None
  Class C.....................                  0.75%               None                                 0.75%           None
  Class Y.....................          None                        None                         None                    None
BRINSON FUND
  Class A.....................                  4.50%                       4.50%                None                    None
  Class B.....................                  5.00%               None                                 5.00%           None
  Class C.....................                  1.75%                       1.00%                        0.75%           None
  Class Y.....................          None                        None                         None                    None
BRINSON FUND AFTER TRANSACTION
  Class A.....................                  4.50%                       4.50%                None                    None
  Class B.....................                  5.00%               None                                 5.00%           None
  Class C.....................                  1.75%                       1.00%                        0.75%           None
  Class Y.....................          None                        None                         None                    None

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

FUND NAMES &               MANAGEMENT    DISTRIBUTION AND     OTHER    TOTAL ANNUAL FUND   MANAGEMENT FEE WAIVERS     NET
CLASSES OF SHARES             FEES     SERVICE (12B-1) FEES  EXPENSES  OPERATING EXPENSES  & EXPENSE REIMBURSEMENT  EXPENSES
-----------------          ----------  --------------------  --------  ------------------  -----------------------  --------
PAINEWEBBER FUND
  Class A................      0.50%              0.25%        0.25%             1.00%            None                1.00%
  Class B................      0.50%              1.00%        0.27%             1.77%            None                1.77%
  Class C................      0.50%              0.75%        0.25%             1.50%            None                1.50%
  Class Y................      0.50%         None              0.24%             0.74%            None                0.74%
BRINSON FUND(1)
  Class A................      0.60%              0.25%        0.27%(2)           1.12%                 0.17%         0.95%
  Class B................      0.60%              1.00%        0.27%(2)           1.87%                 0.17%         1.70%
  Class C................      0.60%              0.75%        0.27%(2)           1.62%                 0.17%         1.45%
  Class Y................      0.60%         None              0.27%(2)           0.87%                 0.17%         0.70%
BRINSON FUND AFTER
  TRANSACTION(1)
  Class A................      0.60%              0.25%        0.24%(2)           1.09%                 0.14%         0.95%
  Class B................      0.60%              1.00%        0.24%(2)           1.84%                 0.14%         1.70%
  Class C................      0.60%              0.75%        0.24%(2)           1.59%                 0.14%         1.45%
  Class Y................      0.60%         None              0.24%(2)           0.84%                 0.14%         0.70%

-------------------

(1) Brinson Partners has irrevocably contracted to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Brinson Fund, exclusive of 12b-1 fees, do not exceed 0.70% of each class of shares of the Brinson Fund. On August 28, 2001, the Brinson Trustees approved the submission of a proposal to shareholders of the Brinson Fund that would eliminate the permanent fee waiver and expense reimbursement arrangement. If the proposal is approved by shareholders, the permanent fee waiver and expense reimbursement will be replaced by a one-year contractual fee waiver and expense reimbursement at the current rate as described above.

(2) Includes an administration fee of 0.075% paid by the Brinson Fund to Brinson Advisors.

EXAMPLES:

    The following Examples are intended to help you compare the cost of investing in the PaineWebber Fund with the cost of investing in the Brinson Fund. The Examples assume that you invest $10,000 in each

Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year.(1) These are examples only, and do not represent future expenses, which may be greater or less than those shown below.

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
PAINEWEBBER FUND
  Class A.....................   $498    $706    $  930    $1,576
  Class B (assuming sale of
    all shares at end of
    period)...................    680     857     1,159     1,694
  Class B (assuming no sale of
    shares)...................    180     557       959     1,694
  Class C (assuming sale of
    all shares at end of
    period)...................    228     474       818     1,791
  Class C (assuming no sale of
    shares)...................    153     474       818     1,791
  Class Y.....................     76     237       411       981
BRINSON FUND (BEFORE AND AFTER
  TRANSACTION)
  Class A.....................   $543    $739    $  952    $1,564
  Class B (assuming sale of
    all shares at end of
    period)...................    673     836     1,123     1,166
  Class B (assuming no sale of
    shares)...................    173     536       923     2,009
  Class C (assuming sale of
    all shares at end of
    period)...................    321     554       884     1,818
  Class C (assuming no sale of
    shares)...................    246     554       884     1,818
  Class Y.....................     72     224       390       871

-------------------

(1) The Funds' actual returns may be greater or less than the hypothetical 5% return used. The examples for the Brinson Fund reflect net operating expenses after the contractual fee waivers and expense reimbursements.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

    The Brinson Fund Annual Report, which is attached, includes a discussion of that Fund's performance during the past fiscal year and shows per share information for Brinson Fund Class Y Shares and Brinson Fund Class A Shares for the last five fiscal years and last three fiscal years, respectively. Brinson Fund Class B Shares and Brinson Fund Class C Shares are new classes, and therefore, financial information is not available for these classes.

    The PaineWebber Fund Prospectus, PaineWebber Fund Annual Report and the PaineWebber Fund's Semi-Annual Report to Shareholders (dated May 31, 2001) contain further financial information about that Fund. These documents are available upon request (See "Information About the PaineWebber Fund").

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

    ADMINISTRATIVE, TRANSFER AGENCY, ACCOUNTING AND CUSTODY SERVICES. Brinson Advisors serves as the administrator to both the Brinson Fund (effective as of November 5, 2001) and the PaineWebber Fund. Under an Administration Contract with the Brinson Trust, Brinson Advisors provides various administration and accounting services to the Brinson Fund. These services include administering the affairs of the Brinson Fund, including supervising and managing all aspects of the Fund's operations (other than investment advisory activities). For its services, the Brinson Fund pays Brinson Advisors a fee, computed daily and paid monthly, at an annual rate of 0.075% of the average daily net assets of the Brinson Fund. J.P. Morgan Investor Services Company ("J.P. Morgan"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), provides accounting, portfolio valuation and certain administrative services to the Brinson Fund pursuant to a Multiple Services Agreement between the Brinson Trust and Chase. Prior to November 5, 2001, J.P. Morgan served as the primary administrator and accounting services agent for the Brinson Fund pursuant to the Multiple Services Agreement.

    Brinson Advisors provides administrative services to the PaineWebber Fund pursuant to an Investment Management and Administration Contract, between Brinson Advisors and the PaineWebber Trust, on behalf of the PaineWebber Fund. As administrator, Brinson Advisors is responsible for the supervision of all aspects of the operations of the PaineWebber Fund. The compensation that Brinson Advisors receives for providing administrative services to the PaineWebber Fund is included in the fee that it receives for providing advisory services for the PaineWebber Fund, which is computed daily and paid monthly, at an annual rate of 0.50% of the PaineWebber Fund's average daily net assets. The PaineWebber Fund does not pay any additional fee for administrative services.

    PFPC, Inc. is transfer agent and dividend disbursing agent for both the Brinson Fund (effective as of August 20, 2001) and the PaineWebber Fund. PFPC, Inc., a subsidiary of PNC Bank, N.A., is located at 400 Bellevue Parkway, Wilmington, Delaware 19809. Prior to August 20, 2001, J.P. Morgan served as transfer agent for the Brinson Fund.

    Chase is the custodian of the securities and other assets of the Brinson Fund. Chase is located at 270 Park Avenue, New York, New York 10017. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the custodian for the PaineWebber Fund.

    DISTRIBUTION SERVICES AND RULE 12b-1 PLANS. The Brinson Trustees have appointed Brinson Advisors, effective as of November 5, 2001, to serve as the principal underwriter of the shares of each class of the Brinson Fund. Brinson Advisors will offer such shares on a best-efforts basis pursuant to a Principal Underwriting Contract between the Brinson Trust and Brinson Advisors. Brinson Advisors also serves as principal underwriter of the shares of each class of the PaineWebber Fund, and offers such shares on a best-efforts basis pursuant to a Distribution Contract between the PaineWebber Trust and Brinson Advisors. In addition to its services in distributing shares of the Brinson Fund and PaineWebber Fund, Brinson Advisors also provides ongoing shareholder services for each of the Funds. Brinson Advisors is authorized, under the Brinson Trust's Principal Underwriting Contract and the PaineWebber Trust's Distribution Contract, to enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) with respect to sales of shares of the respective Fund or in connection with the provision of service activities (a "Qualified Dealer"). Brinson Advisors markets shares of the Brinson Fund and PaineWebber Fund directly or through a Qualified Dealer. Currently, Brinson Advisors has a dealer agreement with UBS PaineWebber for the sale of shares of each class of the PaineWebber Fund. With respect to both the Brinson Fund and the PaineWebber Fund, when Brinson Advisors receives service fees, distribution fees or sales charges, it may pay some or all of them to Qualified Dealers.

    Until November 5, 2001, Funds Distributor, Inc. ("FDI") serves as the distributor of the existing classes of shares of the Brinson Fund.

    The Brinson Fund and the PaineWebber Fund have each adopted separate distribution plans or "Rule 12b-1 Plans" for each of the respective Fund's Class A Shares (a "Class A Plan"), Class B Shares (a "Class B Plan") and
Class C Shares (a "Class C Plan") (collectively, the "Plans"). Under both the Brinson Fund's Plans and the PaineWebber Fund's Plans, Brinson Advisors is to receive out of the assets of each class of the respective Fund, a service fee accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares of the respective Fund. Brinson Advisors uses the service fees it receives to compensate dealers and others for their expenses in connection with providing shareholder services for the Funds, including the maintenance of shareholder accounts.

    In addition to the service fees, the Brinson Fund and the PaineWebber Fund pay distribution fees to Brinson Advisors pursuant to each Fund's Class B Plan and Class C Plan. The distribution fees are paid to Brinson Advisors for its services and expenses in distributing and promoting shares of such classes. These expenses may include, among others, the preparation, printing and distribution of advertisements and sales literature; the distribution of prospectuses and other shareholder materials for sales purposes; the payment of distribution fees to broker-dealers who enter into dealer agreements with Brinson Advisors; and the payment of other expenses allocated to Brinson Advisors' distribution activities. The distribution fees payable under the Class B Plans and Class C Plans for the Brinson Fund and PaineWebber Fund may also be used to pay Brinson Advisors for advancing the commission costs to dealers with respect to the initial sale of such shares.

    Under its Class B Plan, the Brinson Fund and PaineWebber Fund, respectively, each pay Brinson Advisors a distribution fee, accrued daily and payable monthly, at an annual rate of 0.75% of the average daily net assets of that Fund's
Class B Shares. Pursuant to its Class C Plan, the Brinson Fund and PaineWebber Fund each pay Brinson Advisors a distribution fee, accrued daily and payable monthly, at an annual rate of 0.50% of the average daily net assets of that Fund's Class C Shares.

    Because 12b-1 fees are paid out of the assets of a class of a Fund on an on-going basis, over time these fees will increase the cost of a shareholder's investment and may cost you more than paying other types of sales charges.

    Brinson Fund Class Y Shares and PaineWebber Fund Class Y Shares do not have Rule 12b-1 Plans.

    PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES. Procedures for the purchase, exchange and redemption of shares of the Brinson Fund and the PaineWebber Fund are similar. You may refer to the PaineWebber Fund Prospectus, and Exhibit B of this Prospectus/Proxy Statement entitled, "Additional Information Regarding the Brinson Fund," for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges and redemptions of shares of the PaineWebber Fund and Brinson Fund, respectively. Set forth below is a brief description of the basic purchase, exchange, and redemption procedures applicable to the shares of the Funds.

    Shares of the Brinson Fund may be purchased directly from the Fund by contacting its transfer agent, or through brokers, dealers, other financial intermediaries and financial institutions (bank and bank trust departments) that have sales agreements with the Brinson Fund (each an "Authorized Dealer"), or through an intermediary designated by an Authorized Dealer to accept purchase and redemption orders ("Sub-Designee"). Authorized Dealers may charge transaction fees for their services in connection with the purchase of shares of the Funds. These transaction fees are not charged on shares purchased directly from the Brinson Fund. Shares of the PaineWebber Fund may be purchased through its transfer agent or, for shareholders who are clients of UBS PaineWebber or a UBS PaineWebber correspondent firm, through their financial advisor ("Financial Advisor"). Only specific types of investors are eligible to purchase Brinson Fund Class Y Shares and PaineWebber Fund Class Y Shares. You may refer to Exhibit B, "Additional Information Regarding the Brinson Fund," of this Prospectus/Proxy Statement and the PaineWebber Fund Prospectus for more information concerning the eligibility requirements for purchasing Class Y Shares of the Funds.

    The minimum initial investment for each class of the PaineWebber Fund and Class A Shares, Class B Shares and Class C Shares of the Brinson Fund is $1,000, and each subsequent investment must be at least $100. The minimum initial investment for the Brinson Fund Class Y Shares is $1,000,000 and each subsequent investment must be at least $2,500. Both Funds may waive or reduce their investment minimums for certain investors.

    Purchases of Brinson Fund Class A Shares are subject to a maximum front-end sales charge of 4.50% of the offering price, with reduced sales charges for purchases of $100,000 or more, and no front-end sales charge imposed on purchases of $1,000,000 or more. Purchases of $1,000,0000 or more of Brinson Fund Class A Shares, are, however, subject to a contingent deferred sales charge ("CDSC") of 1.00% for shares redeemed within one year after purchase. Purchases of PaineWebber Fund Class A Shares are subject to a maximum front-end sales charge of 4.00% of the offering price, with reduced sales charges for purchases of $100,000 or more, and no front-end sales charge imposed on purchases of $1,000,000 or more. The PaineWebber Fund also charges a CDSC of 1.00% on purchases of PaineWebber Fund Class A Shares of $1,000,0000 or more when shares are redeemed within one year after purchase.

    Purchases of Class B Shares of each Fund are not subject to a sales charge on purchases, but are subject to a CDSC when shares are sold before the end of a specified period. Except as discussed below, Brinson Fund Class B Shares are subject to a CDSC on sales of shares as shown in the table below:

                                                     PERCENTAGE (BASED ON AMOUNT OF INVESTMENT)
                                                 BY WHICH THE SHARES NET ASSET VALUE IS MULTIPLIED:
                                ------------------------------------------------------------------------------------
IF SHARES ARE SOLD WITHIN:      LESS THAN $100,000  $100,000 TO $249,000  $250,000 TO $499,999  $500,000 TO $999,999
--------------------------      ------------------  --------------------  --------------------  --------------------
1st year since purchase.......              5%                    3%                    3%                    2%
2nd year since purchase.......              4%                    2%                    2%                    1%
3rd year since purchase.......              3%                    2%                    1%                  None
4th year since purchase.......              2%                    1%                  None                  None
5th year since purchase.......              2%                  None                  None                  None
6th year since purchase.......              1%                  None                  None                  None
7th year since purchase.......            None                  None                  None                  None

    The CDSC for the Brinson Fund Class B Shares is calculated by multiplying the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of sale by the applicable percentage shown in the table above. Brinson Fund Class B Shares automatically convert to Brinson Fund Class A Shares, which have lower ongoing expenses, after the end of the sixth year for purchases less than $100,000, after the end of the fourth year for purchases with a value of at least $100,000 but less than $250,000, after the end of the third year for purchases with a value of at least $250,000 but less than

$500,000 and after the end of the second year for purchases of at least $500,000 but less than $1 million. However, Brinson Fund Class B Shares acquired in this Transaction by the shareholders of PaineWebber Fund Class B Shares ("Class B Transaction Shares") will be subject to the current CDSC schedule for the PaineWebber Fund Class B Shares that is provided in the table below. Class B Transaction Shares held longer than six years are not subject to a CDSC and automatically convert to Brinson Fund Class A Shares, which have lower ongoing expenses. For purposes of determining the applicable rate of a CDSC and the date of conversion to Brinson Fund Class A Shares, Class B Transaction Shares will be considered to have been held since the date of the purchase of the PaineWebber Fund Class B Shares involved in this Transaction. Class B Transaction Shares and PaineWebber Fund Class B Shares are subject to a CDSC on sales of shares as shown in the table below:

                                                        PERCENTAGE (BASED ON AMOUNT OF INVESTMENT)
IF SHARES ARE SOLD WITHIN:                          BY WHICH THE SHARES NET ASSET VALUE IS MULTIPLIED:
--------------------------                          --------------------------------------------------
1st year since purchase...........................                                      5%
2nd year since purchase...........................                                      4%
3rd year since purchase...........................                                      3%
4th year since purchase...........................                                      2%
5th year since purchase...........................                                      2%
6th year since purchase...........................                                      1%
7th year since purchase...........................                                    None

    The CDSC for the PaineWebber Fund Class B Shares is calculated by multiplying the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of sale by the applicable percentage described above. PaineWebber Fund Class B Shares held longer than six years are not subject to a CDSC and automatically convert to PaineWebber Fund Class A Shares, which have lower ongoing expenses.

    Brinson Fund Class C Shares are subject to a front-end sales charge of 1.00% of the offering price, and a CDSC of 0.75% of the shares' net asset value if the shares are sold within one year of purchase. The PaineWebber Fund Class C Shares are not subject to a front-end sales charge, but are subject to a CDSC of 0.75% of the shares' net asset value if the shares are sold within one year of purchase. The CDSC for each Fund's Class C Shares is calculated by multiplying the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of sale by 0.75%.

    Certain investors and transactions of both the Brinson Fund and PaineWebber Fund may be subject to reduced or waived sales charges. For a complete description of sales charges and exemptions from such charges, reference is made to Exhibit B of this Prospectus/Proxy Statement, "Additional Information Regarding the Brinson Fund" and the Statement of Additional Information relating to this Prospectus/ Proxy Statement, as well as the PaineWebber Fund Prospectus and SAI, which are incorporated by reference herein. The shareholders of the PaineWebber Fund will not be subject to the sales charges described above in connection with this Transaction. Brinson Fund Class Y Shares and PaineWebber Fund Class Y Shares are not subject to a front-end sales charge or a CDSC. It should be noted that if shareholders do not approve the Transaction, the shares of the PaineWebber Fund will be subject to a new sales charge structure that will be applicable to all series of the PaineWebber Trust and the Brinson Trust. The new sales charges for the PaineWebber Fund Class A Shares, PaineWebber Fund Class B Shares and PaineWebber Fund Class C Shares would be identical to those described above for the Brinson Fund Class A Shares, Brinson Fund Class B Shares and Brinson Fund Class C Shares.

    The purchase price of shares of each of the Funds is based on net asset value ("NAV"), plus any applicable sales charge. The NAV per share for each class of each of the Funds is calculated as of the close of business on each day that the New York Stock Exchange ("NYSE") is open (currently, 4:00 p.m. Eastern time). Purchase orders for shares of each of the Funds received in good form by the close of regular trading (currently 4:00 p.m., Eastern time) are priced according to the NAV determined on that day, otherwise they are priced according to the next determined price per share. Each Fund reserves the right to reject any purchase request.

    Shares of each class of the Brinson Fund, except Brinson Fund Class Y Shares, may be exchanged for shares of the same class of many other funds for which Brinson Advisors or any of its affiliates serves as principal underwriter. Class B Transaction Shares may be exchanged for Class B shares of other funds, but the shares acquired in the exchange will retain the CDSC schedule of the Class B Transaction Shares, as described above. Shares of each class of the PaineWebber Fund, except PaineWebber Fund Class Y Shares, may be exchanged for shares of the same class of many other PaineWebber funds and PACE funds. Exchanges for both Funds are subject to the initial minimum investment requirements to the same extent as purchases of shares. Exchanges are not subject to any sales charges at the time of the exchange. Exchanges are treated as a redemption and new purchase for federal income tax purposes, and accordingly, may have tax consequences for the shareholder.

    Shares of each class of either Fund may be sold at any time at the NAV (minus any applicable sales charge) next calculated after the Fund receives the redemption order in good form. Shareholders of the Brinson Fund can sell their shares by contacting the Brinson Fund's transfer agent or, if shares are held in a brokerage account, an Authorized Dealer or Sub-Designee. Each Authorized Dealer may have its own procedures and requirements for selling shares of the Brinson Fund and may charge fees. Shareholders of the PaineWebber Fund who are clients of UBS PaineWebber or one of its correspondent firms may sell their shares through their Financial Advisor. Otherwise, shares of the PaineWebber Fund may be sold by contacting the Fund's transfer agent.

    For a more complete description of the purchase, exchange and redemption procedures applicable to the Brinson Fund and PaineWebber Fund, please refer to Exhibit B, "Additional Information Regarding the Brinson Fund," of this Prospectus/Proxy Statement and the PaineWebber Fund Prospectus.

    DIVIDENDS, DISTRIBUTIONS AND TAXES. The Brinson Fund declares and makes payment of any income dividends monthly. The Brinson Fund will distribute substantially all of its capital gains, if any, in December. The PaineWebber Fund normally declares dividends daily and pays them monthly. The PaineWebber Fund distributes substantially all of it gains, if any, annually. Both the Brinson Fund and PaineWebber Fund automatically reinvest distributions in additional shares of the same class of that Fund, unless the Fund is notified that the shareholder elects to receive such distributions in cash.

    Distributions from both the Brinson Fund and the PaineWebber Fund, whether received in cash or in additional shares, are generally subject to income tax. In general, distributions from either Fund are taxable to the shareholder as either ordinary income or capital gains. Both the Brinson Fund and PaineWebber Fund notify their shareholders annually of the source and tax status of all Fund distributions for federal income tax purposes. For more information about the tax implications of investments in the Brinson Fund and PaineWebber Fund, see Exhibit B, "Additional Information Regarding the Brinson Fund," of this Prospectus/Proxy Statement, the PaineWebber Fund Prospectus and SAI, and the Statement of Additional Information relating to this Prospectus/Proxy Statement.

                          REASONS FOR THE TRANSACTION

    Brinson Advisors has proposed the Transaction to combine the PaineWebber Fund with another fund having a similar investment objective and similar investment policies, thereby creating a larger fund with a better opportunity for sustainable positive results. A larger fund should be better able to obtain certain cost savings for its shareholders. The PaineWebber Fund and the Brinson Fund are also both sponsored by entities belonging to the UBS Asset Management business group. The Transaction was also proposed in order to eliminate certain duplicative costs and to enhance the distribution of fund shares by eliminating redundant investment products sponsored by members of the same organization.

    The Agreement and Plan was presented to the PaineWebber Trustees at a meeting of the Board. At the meeting, the Board questioned management about the potential benefits and costs to shareholders of the PaineWebber Fund. In deciding whether to recommend approval of the Transaction to shareholders, the PaineWebber Trustees considered a number of factors, including the following:

    - Substantial similarities exist between the investment objectives, policies, and strategies of the Brinson Fund and the PaineWebber Fund. Thus, the Transaction will enable the PaineWebber Fund shareholders to continue their current investment programs.

    - PaineWebber Fund shareholders will not pay a sales charge to become shareholders of the Brinson Fund in connection with the Transaction.

    - PaineWebber Fund shareholders will not have to pay any federal income tax solely as a result of the Transaction.

    - Expenses of the Transaction will not be borne by the PaineWebber Fund or the Brinson Fund.

    - Because the proposed Transaction will be effected on the basis of the relative net asset values of the Brinson Fund and the PaineWebber Fund, shareholders of the PaineWebber Fund will not experience any dilution in the value of their investments as a result of the Transaction.

    - While the gross expenses of the Brinson Fund are greater than those of the PaineWebber Fund, the expense ratios of the Brinson Fund, taking into account the current and proposed contractual fee waivers, are lower than the expense ratios of the PaineWebber Fund.

    - Combining the PaineWebber Fund and the Brinson Fund might enable the combined entity to obtain certain economies of scale with attendant savings in cost for the shareholders of the PaineWebber Fund.

    - Brinson Partners has experience in managing registered investment companies and has developed capabilities and resources that could benefit the shareholders of the PaineWebber Fund. The investment management teams who are responsible for managing the Brinson Fund are well trained and experienced in selecting investments in the high yield bond sector.

    - The availability of high-quality fund administration and shareholder services.

    - It may be detrimental for the PaineWebber Fund to compete for the same investor assets with the Brinson Fund, each of which is advised, and would be distributed, by a subsidiary of UBS AG.

    The PaineWebber Trustees did not assign relative weights to the foregoing factors or deem any one of them to be controlling in and of itself.

    The PaineWebber Trustees concluded that the Transaction is in the best interests of the shareholders of the PaineWebber Fund and that no dilution of value would result for the shareholders of the PaineWebber Fund from the Transaction. The PaineWebber Trustees, including a majority of the Trustees who are not interested persons of the PaineWebber Fund, then decided to approve the Agreement and Plan and to recommend that shareholders of the PaineWebber Fund vote to approve the Transaction.

    The Brinson Trustees also determined that the Transaction was in the best interests of the Brinson Fund and its shareholders and that no dilution would result to those shareholders.

    FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES OF THE PAINEWEBBER TRUST, ON BEHALF OF THE PAINEWEBBER FUND, RECOMMENDS THAT YOU VOTE FOR THE AGREEMENT AND PLAN.

    If the shareholders of the PaineWebber Fund do not approve the Agreement and Plan, the PaineWebber Trustees may consider other possible courses of action, including liquidation and dissolution of the PaineWebber Fund.

                       INFORMATION ABOUT THE TRANSACTION

    This is only a summary of the Agreement and Plan. You should read the actual Agreement and Plan. It is attached as Exhibit A and incorporated herein by reference.

HOW WILL THE TRANSACTION BE CARRIED OUT?

    If the shareholders of the PaineWebber Fund approve the Agreement and Plan, the Transaction will take place after various conditions are satisfied by the PaineWebber Trust, on behalf of the PaineWebber Fund, and by the Brinson Trust, on behalf of the Brinson Fund, including the delivery of certain documents. The PaineWebber Trust and the Brinson Trust will agree on the specific date for the actual Transaction to take place (the "Closing"). If the shareholders of the PaineWebber Fund do not approve the Agreement and Plan, the Transaction will not take place.

    If the shareholders of the PaineWebber Fund approve the Agreement and Plan, the PaineWebber Fund will deliver to the Brinson Fund substantially all of its assets, subject to its liabilities, at the Closing. In exchange, the PaineWebber Trust, on behalf of the PaineWebber Fund, will receive Brinson Fund Class A Shares, Brinson Fund Class B Shares, Brinson Fund Class C Shares and Brinson Fund Class Y Shares to be distributed PRO RATA by the PaineWebber Fund to its shareholders in the corresponding classes in complete liquidation and dissolution of the PaineWebber Fund. The value of the assets to be delivered to the Brinson Fund shall be the value of such net assets computed as of the close of business of the NYSE (normally 4:00 p.m. Eastern time) on the last business day prior to the Closing (the "Valuation Date").

    The stock transfer books of the PaineWebber Fund will be permanently closed as of the Valuation Date. The PaineWebber Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Brinson Fund.

    To the extent permitted by law, the PaineWebber Trust and the Brinson Trust may agree to amend the Agreement and Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of the PaineWebber Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

    Brinson Advisors will pay all expenses in connection with the Transaction.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

    The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions made and representations to be received from the PaineWebber Trust, on behalf of the PaineWebber Fund, and from the Brinson Trust, on behalf of the Brinson Fund, it is expected that Stradley, Ronon, Stevens & Young, LLP will provide a legal opinion that, for federal income tax purposes, (i) shareholders of the PaineWebber Fund will not recognize any gain or loss as a result of the exchange of their shares of the PaineWebber Fund for shares of the Brinson Fund and (ii) the Brinson Fund and its shareholders will not recognize any gain or loss upon receipt of the PaineWebber Fund's assets.

    You should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor about the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE BRINSON FUND SHARES?

    If the Transaction is approved, full and fractional shares of the Brinson Fund will be issued without the imposition of a sales charge or other fee to shareholders of the PaineWebber Fund in accordance with the procedures described above. When issued, each share will be duly and validly issued, fully paid, nonassessable and fully transferable. All shares have noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Brinson Trustees. If this happens, holders of the remaining shares voting will not be able to elect any trustees.

    A shareholder of a class of shares of the Brinson Fund will receive a PRO RATA share of all distributions arising from the Brinson Fund's assets attributable to the class of shares owned by the shareholder and, upon redeeming shares, will receive the portion of the Brinson Fund's net assets attributable to the class of shares owned by the shareholder represented by the redeemed shares.

    The shares of the Brinson Fund will be recorded to each shareholder's account on the books of the Brinson Fund's transfer agent. The Brinson Fund does not issue share certificates.

HOW DO SHAREHOLDER RIGHTS AND OBLIGATIONS OF THE FUNDS COMPARE?

    While the Brinson Trust and PaineWebber Trust are different entities organized under the laws of different states and governed by different organizational documents, the Transaction will not result in material differences in shareholder rights.

    The Brinson Trust is organized as a Delaware business trust and governed by an Agreement and Declaration of Trust. Under its Agreement and Declaration of Trust, the Brinson Trust has an unlimited number of authorized shares of beneficial interest with each share having a par value of $.001. The PaineWebber Trust is organized as a Massachusetts business trust and governed by an Amended and Restated Declaration of Trust (the "Declaration of Trust"). Pursuant to its Declaration of Trust, the PaineWebber Trust has an unlimited number of authorized shares of beneficial interest with each share having a par value of $.001 per share. The Brinson Trustees and the PaineWebber Trustees (the "Boards") may, without shareholder approval, divide the authorized shares of the applicable Trust into an unlimited number of separate portfolios or series ("series"). The Boards may also, without shareholder approval, divide the series into two or more classes of shares. The Brinson Trust currently consists of eighteen series, including the Brinson Fund. Each series of the Brinson Trust, including the Brinson Fund, will offer four classes of shares (designated
Class A Shares, Class B Shares, Class C Shares and Class Y Shares). The PaineWebber Trust is currently divided into three series, two of such series, including the PaineWebber Fund, are currently being offered to the public. Each series of the PaineWebber Trust, including the PaineWebber Fund, offers four classes of shares (designated Class A Shares, Class B Shares, Class C Shares and Class Y Shares). The Brinson Trust and each series of the Brinson Trust, as well as the PaineWebber Trust and each series of the PaineWebber Trust, will continue indefinitely until terminated.

    With respect to a series of shares of the Brinson Trust and the PaineWebber Trust, shares of the same class have equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Each series or class bears its own expenses related to its distribution of shares (and other expenses such as transfer agency, shareholder service and administration expenses). Generally, shares of the Brinson Trust will be voted in the aggregate without differentiation between separate series or classes; provided however, if a matter only affects certain series or classes, then only shares of such affected series or classes shall be voted in the aggregate. Shares of the PaineWebber Trust generally are voted by individual series, except: (i) when required by the 1940 Act to be voted in the aggregate and not by individual series; and (ii) when the PaineWebber Trustees have determined that the matter affects only the interests of one or more classes, then only shares of such affected classes shall be entitled to vote.

    Under relevant state law and the Agreement and Declaration of Trust of the Brinson Trust, and the Declaration of Trust of the PaineWebber Trust, annual meetings of shareholders are not required to be held. Generally, each Trust calls shareholder meetings only when specifically required by federal law or its governing state law. Shareholders representing one-tenth (10%) or more of the outstanding shares entitled to vote on a matter may cause each Trust to call a shareholder meeting. With respect to the Brinson Trust, a shareholder meeting need not be called upon the request of shareholders entitled to cast less than a majority of all votes entitled to be cast at such meeting to consider any matter that is substantially the same as a matter voted on at any shareholder meeting held during the preceding twelve months.

    Under Delaware law and the Brinson Trust's Agreement and Declaration of Trust, shareholders of the Brinson Fund are not held personally liable for the obligations of the Brinson Trust or Brinson Fund. In contrast, Massachusetts law does not include an express provision limiting the personal liability of shareholders of a Massachusetts business trust. Therefore, shareholders of the PaineWebber Fund could potentially be liable for the obligations of the PaineWebber Trust and PaineWebber Fund despite a provision in the PaineWebber Trust's Declaration of Trust that limits shareholder liability.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

    The following table sets forth, as of June 30, 2001, the separate capitalizations of the Brinson Fund and the PaineWebber Fund, and the estimated capitalization of the Brinson Fund as adjusted to give effect to the proposed Transaction. The final capitalization of the Brinson Fund is likely to be different when the Transaction is consummated.

                                           BRINSON FUND
                                             CLASS A                                           BRINSON FUND
                                            (FORMERLY              PAINEWEBBER FUND              CLASS A
                                             CLASS N)                  CLASS A              AFTER TRANSACTION
                                           (UNAUDITED)               (UNAUDITED)               (ESTIMATED)
                                           ------------            ----------------         -----------------
Net assets.........................                    $1,000               $89,548,445               $89,549,445
Total shares outstanding...........                       127                24,760,685                11,378,583
Net asset value per share..........                     $7.87                     $3.62                     $7.87

                                                                                               BRINSON FUND
                                           BRINSON FUND            PAINEWEBBER FUND              CLASS B
                                             CLASS B                   CLASS B              AFTER TRANSACTION
                                           (UNAUDITED)               (UNAUDITED)               (ESTIMATED)
                                           ------------            ----------------         -----------------
Net assets.........................                        $0               $24,762,647               $24,762,647
Total shares outstanding...........                         0                 6,852,536                 3,136,295
Net asset value per share..........                       N/A                     $3.61                     $7.90

                                                                                               BRINSON FUND
                                           BRINSON FUND            PAINEWEBBER FUND              CLASS C
                                             CLASS C                   CLASS C              AFTER TRANSACTION
                                           (UNAUDITED)               (UNAUDITED)               (ESTIMATED)
                                           ------------            ----------------         -----------------
Net assets.........................                        $0               $25,271,509               $25,271,509
Total shares outstanding...........                         0                 6,978,294                 3,200,745
Net asset value per share..........                       N/A                     $3.62                     $7.90

                                           BRINSON FUND
                                             CLASS Y                                           BRINSON FUND
                                            (FORMERLY              PAINEWEBBER FUND              CLASS Y
                                             CLASS I)                  CLASS Y              AFTER TRANSACTION
                                           (UNAUDITED)               (UNAUDITED)               (ESTIMATED)
                                           ------------            ----------------         -----------------
Net assets.........................               $54,559,659                  $381,277               $54,940,936
Total shares outstanding...........                 6,910,214                   105,495                 6,958,504
Net asset value per share..........                     $7.90                     $3.61                     $7.90

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

    This section describes the key investment policies of the Brinson Fund and the PaineWebber Fund and certain noteworthy differences between the investment objectives and policies of the Funds. For a more complete description of the Brinson Fund's investment policies and risks, you should read "Additional Information Regarding the Brinson Fund," which is attached to this Prospectus/Proxy Statement as Exhibit B.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

    The Brinson Fund and the PaineWebber Fund have similar investment objectives. The PaineWebber Fund seeks to provide its investors with high income. As its investment objective, the Brinson Fund seeks to provide its investors with high current income, along with capital growth, when consistent with high current income. Both Funds may also invest in non-income producing securities. The investment objectives for both Funds are considered fundamental policies. Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented. Policies or investment restrictions of a Fund that are non-fundamental may be changed by its Board of Trustees without shareholder approval.

    PRINCIPAL INVESTMENTS. Under normal market conditions both Funds seek to achieve their investment objectives by investing primarily in high yield, lower-rated bonds.

    DEBT SECURITIES. Bonds, notes, and commercial paper are types of debt securities. Debt securities generally represent a loan of money by the purchaser of the securities to the issuer. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Debt securities are rated by various investment services for their credit quality. These ratings represent the opinions of the ratings services with respect to the issuer's ability to pay interest and repay principal. Those ratings below the top four categories (Ba or below by Moody's or BB or below by S&P-Registered Trademark-) are below investment grade and the securities with such ratings are considered to be lower-quality. These lower-quality debt securities carry higher risk and are often called "high yield bonds" or "junk bonds."

    The PaineWebber Fund normally invests at least 65% of its total assets in high yield income-producing corporate bonds rated, at the time of purchase, B or higher by Moody's or S&P-Registered Trademark-, or comparably rated by another rating agency or, if unrated, are considered to be of comparable quality by its sub-adviser. The Brinson Fund must normally invest at least 80% of its assets in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P-Registered Trademark-. Therefore, the Brinson Fund is currently required to invest a larger percentage of its assets in high yield debt securities than the PaineWebber Fund. However, the PaineWebber Fund, like the Brinson Fund, currently has more than 80% of its assets invested in high yield debt securities. In addition, the PaineWebber Fund, if it does not reorganize with the Brinson Fund, will be required pursuant to a new rule promulgated by the SEC to adopt a similar 80% policy in order to be considered a "high income" fund. Additionally, the Brinson Fund may invest to a greater extent than the PaineWebber Fund in debt securities with ratings below B. The PaineWebber Fund may not invest more than 35% of its assets in debt securities with ratings below B, while the Brinson Fund has no such limit. Currently, neither Fund uses its full investment authority with respect to investments in debt securities rated below B. As of June 30, 2001, the Brinson Fund had 10.70% of its assets invested in debt securities rated below B and the PaineWebber Fund had 13.58% of its assets invested in such securities.

    Both Funds invest primarily in corporate bonds. The PaineWebber Fund, however, considers equity securities (including common stocks and rights and warrants for equity securities) that are attached to corporate bonds or are part of a unit including corporate bonds as part of its 65% investment in income-producing corporate bonds, so long as the corporate bonds meet its quality requirements. In addition to corporate bonds, both Funds invest to a lesser extent in other debt securities. These debt securities may include, among others, zero coupon bonds, delayed interest securities, payment-in-kind securities, asset-backed securities, mortgage-backed securities and other mortgage-related securities. Both Funds may also engage in when-issued and delayed delivery transactions.

    EQUITY SECURITIES. Both Funds are also permitted to invest in equity securities. Both Funds may invest in a company's common stock and preferred stock. Each Fund may also invest in convertible securities and warrants. Convertible securities are debt securities that may be converted into or exchanged for common stock of a company within a particular period of time at a specified price. Warrants are securities that give the holder the right to purchase a specified amount of a company's common stock at a specified price at a future date.

    FOREIGN INVESTMENTS. Both Funds may invest in the securities of foreign issuers, although the PaineWebber Fund is permitted to do so to a greater extent than the Brinson Fund. The PaineWebber Fund may invest up to 35% of its net assets in securities of foreign companies and governments, including securities that are U.S. dollar denominated but whose value is linked to the value of foreign currencies. No more than 10% of the PaineWebber Fund's assets may, however, be invested in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar. The Brinson Fund's investment in the securities of foreign companies and governments is limited to 25% of its total assets. The foreign investments for both Funds may include securities of issuers in emerging markets countries. Neither Fund currently invests in the securities of non-U.S. issuers to a significant extent.

    DERIVATIVES. Derivative securities are those securities whose values are dependent upon the performance of one or more securities, indices or currencies. The PaineWebber Fund may (but is not required to) use derivatives as part of its investment strategy or to help manage portfolio risks. The PaineWebber Fund may engage in the following types of derivative transactions: (i) options on securities, securities indices and foreign currencies; (ii) securities index futures contracts, foreign currency futures contracts and interest rate futures contracts; (iii) options on futures contracts; and (iv) swaps. The PaineWebber Fund may also engage in forward currency contracts. The PaineWebber Fund may enter into transactions involving one or more types of derivatives under which the full value of its portfolio is at risk. Under normal circumstances, however, the PaineWebber Fund's use of derivatives will place at risk a much smaller portion of its assets. The Brinson Fund is permitted to engage in the same types of options, futures and options on futures transactions as the PaineWebber Fund and enter into forward foreign currency contracts. The Brinson Fund is not permitted to invest in swaps and does not intend to engage in options transactions. While the Brinson Fund is permitted to invest in futures contracts and enter into forward foreign currency contracts, its use of these types of derivatives is not a principal investment strategy.

    CASH AND CASH EQUIVALENTS. Each Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities, and banks and finance companies, which may be denominated in any currency. The Funds may also invest a portion of their assets in shares issued by money market mutual funds and similar private investment vehicles.

    Both Funds may invest in these cash and cash equivalent instruments for a variety of reasons, including for temporary or defensive purposes, to reinvest cash collateral from securities lending activities and as part of their normal investment programs.

    Under the terms of an exemptive order issued by the SEC, the Brinson Fund may invest its cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis, in the U.S. Cash Management Prime Fund series of the Brinson Supplementary Trust in an amount up to 25% of its total assets. The U.S. Cash Management Prime Fund series of the Brinson Supplementary Trust is a private money market fund for which Brinson

Partners serves as investment adviser and, therefore, is an affiliate of the Brinson Fund. The Brinson Trustees also serve as the Trustees of the Brinson Supplementary Trust.

    TEMPORARY DEFENSIVE INVESTMENTS. In order to protect themselves against adverse market conditions, both Funds may take a temporary defensive position by investing up to 100% of their total assets in cash or cash equivalents. When a Fund invests for defensive purposes, it may be unable to achieve its investment objective.

    PORTFOLIO TURNOVER. The PaineWebber Fund may engage in frequent trading in order to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100%. Frequent trading may increase the portion of a Fund's capital gains that are realized for tax purposes in any given year. This may increase a Fund's taxable distributions in that year. Frequent trading also may increase the portion of a Fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs. The PaineWebber Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that the Fund's distributions may have on shareholders. Although the Brinson Fund generally intends to purchase securities for long-term investment, portfolio turnover rates are not a factor in making buy and sell decisions. The portfolio turnover rate of the Brinson Fund may, but is not expected to, exceed 100%.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

    Like all investments, an investment in the Funds involves risks. There is no assurance that either Fund will meet its investment objective. The achievement of a Fund's objective depends upon market conditions generally, and on the investment manager's analytical and portfolio management skills. As with most investments in mutual funds, the best results are generally achieved when an investment in a Fund is held for a number of years.

    The risks of investing in the Funds are substantially similar. The principal differences are that the PaineWebber Fund's greater flexibility to invest in foreign securities and futures and options potentially exposes the Fund to greater risks than the Brinson Fund. The Brinson Fund could, however, potentially be exposed to greater credit risk than the PaineWebber Fund if it chooses to invest to the full extent of its investment authority with respect to lower-quality debt securities. The investment risks for the Funds are described below.

    CREDIT RISK. Credit risk is the most significant risk for the Funds. This is the risk that the issuer of a security, or the counterparty to a contract, will default or not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time.

    Debt securities rated below investment grade -- BB or below by S&P-Registered Trademark- or Ba or below by Moody's -- are especially susceptible to credit risk. Issuers of debt securities in those ratings categories, also called "high yield bonds" or "junk bonds," are at greater risk of default or may otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure. Because the Brinson Fund is required to invest a larger percentage of its assets in high yield securities and may invest to a greater extent in those high yield securities rated below B by Moody's and S&P-Registered Trademark-, the Brinson Fund may have potentially greater exposure to high yield bond risk than the PaineWebber Fund. Currently, however, both Funds normally invest at least 80% of their assets in high yield securities, and the Brinson Fund does not invest more of its assets in securities rated below B than the PaineWebber Fund.

    INTEREST RATE RISK. Changing interest rates may adversely affect the value of a debt security. With fixed income securities, such as those in which the Funds invest, an increase in prevailing interest rates typically causes the value of fixed income securities to fall, while declines in prevailing interest rates may produce an increase in the market value of fixed income securities. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

    MARKET RISK. The value of a Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Stocks and other equity securities generally fluctuate in value more than bonds. Therefore, to the extent the PaineWebber Fund invests more of its assets in equity securities, such as preferred stocks, than the Brinson Fund, it is exposed to greater equity market risk.

    FOREIGN INVESTING AND EMERGING MARKETS. The value of a Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Investments in foreign government bonds involve special risks because a Fund may have limited legal recourse in the event of default. Each of these risks is more severe for securities of issuers in emerging market countries than for issuers in more developed countries. Because the PaineWebber Fund can invest up to 35% of its assets in foreign securities, as compared to 25% for the Brinson Fund, these risks may be greater for the PaineWebber Fund. The PaineWebber Fund, like the Brinson Fund, does not typically use its full investment authority with respect to investment in foreign securities.

    PREPAYMENT RISK. Issuers may prepay fixed rate obligations when interest rates fall, forcing a Fund to re-invest the proceeds from the original obligation in obligations with lower interest rates.

    DERIVATIVES RISK. Options, futures contracts, options on futures, forward currency contracts and swaps are examples of derivatives. The value of a Fund's investment in derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. Also, if a Fund uses derivatives as a hedge, the hedge will not succeed if the changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

HOW DO THE INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

    The Funds' investment restrictions are substantially similar except as discussed above or noted below.

    The Funds have similar fundamental investment restrictions with respect to borrowing, which permit them to borrow up to 33 1/3% of their total assets. The PaineWebber Fund's restriction permits the Fund to borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    The Funds have different policies regarding short sales. The Brinson Fund's policy, unlike that of the PaineWebber Fund, is fundamental. The Brinson Fund may engage in any type of short sale transaction to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof. The PaineWebber Fund's non-fundamental policy limits the Fund to selling short "against the box" and maintaining short positions in connection with its use of financial options and futures, forward and spot currency contracts.

    The Funds' restrictions regarding lending are nearly identical, except that the Brinson Fund's restriction states that the Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions granted by the SEC therefrom.

    The PaineWebber Fund has a non-fundamental restriction that prohibits it from investing more than 10% of its net assets in illiquid securities. The Brinson Fund has a non-fundamental policy that limits its investments in such securities to no more than 15% of its net assets.

    Finally, the PaineWebber Fund has a non-fundamental investment restriction prohibiting it from purchasing securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions, and other financial contracts and derivative instruments. The Brinson Fund does not have a stated restriction in this regard.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE AGREEMENT AND PLAN?

    Provided that a quorum is present, the approval of the Agreement and Plan requires the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the PaineWebber Fund; or (ii) 67% or more of the voting securities of the PaineWebber Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the PaineWebber Fund held on the Record Date. If sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of the PaineWebber Fund voted at the Meeting present in person or by proxy (whether or not sufficient to constitute quorum) may adjourn the Meeting.

    Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will not be treated as votes cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved or counted for purposes of approving an adjournment. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the approval of the Agreement and Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

    You may attend the Meeting and vote in person. You may also vote by completing and signing the attached proxy card and mailing it in the enclosed postage paid envelope. A proxy card is, in essence, a ballot. IF YOU SIMPLY SIGN AND DATE THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN AND IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT UPON ANY UNEXPECTED MATTERS THAT COME BEFORE THE MEETING OR ADJOURNMENT OF THE MEETING. You may also vote your shares by telephone or via the Internet. To vote in this manner, you will need the 14-digit "control" number that appears on your proxy card. You may vote by telephone by calling 800-597-7836. If votes are recorded by telephone, the PaineWebber Fund or its agents will use procedures designed to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that shareholders' instructions have been properly recorded. To vote via the Internet, please access https://vote.proxy-direct.com.

CAN I REVOKE MY PROXY?

    You may revoke your proxy at any time before it is voted by sending a written notice to the PaineWebber Fund expressly revoking your proxy, by signing and forwarding to the PaineWebber Fund a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

    The Board of Trustees of the PaineWebber Trust does not intend to bring any matters before the Meeting other than the Transaction described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

    Only shareholders of record of the PaineWebber Fund at the close of business on the Record Date will be entitled to vote at the meeting. The number of shares outstanding as of the Record Date for the PaineWebber Fund and each of its classes is listed below:

                               SHARES OUTSTANDING

PaineWebber Fund..................................    131,724,598.12
PaineWebber Fund Class A Shares...................     84,398,513.37
PaineWebber Fund Class B Shares...................     23,504,869.06
PaineWebber Fund Class C Shares...................     23,478,293.38
PaineWebber Fund Class Y Shares...................        342,922.31

WHAT OTHER SOLICITATIONS WILL BE MADE?

    The PaineWebber Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. Brinson Advisors may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the PaineWebber Trust and Brinson Advisors, without additional or special compensation, may conduct additional solicitations by telephone and via the Internet. The PaineWebber Trust has engaged Georgeson Shareholder Communications, a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, which is expected to cost approximately $14,000. The costs of such solicitations, and any such additional solicitations of any adjourned session, will be borne by Brinson Advisors.

                       INFORMATION ABOUT THE BRINSON FUND

    Information about the Brinson Fund is included in Exhibit B, "Additional Information Regarding the Brinson Fund" and the Brinson Fund Annual Report, which is incorporated by reference and accompanies this Prospectus/Proxy Statement. Additional information about the Brinson Fund is also contained in the Statement of Additional Information dated September 28, 2001 relating to this Prospectus/Proxy Statement, which is incorporated by reference herein. You may request a free copy of this Statement of Additional Information, which has been filed with the SEC, by calling 1-800-647-1568 or by writing to the Brinson Fund at: 209 South LaSalle Street, Chicago, Illinois 60604-1295.

    This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Brinson Trust with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Brinson Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

                     INFORMATION ABOUT THE PAINEWEBBER FUND

    Information about the PaineWebber Fund is included in its current Prospectus dated March 31, 2001, Annual Report to Shareholders dated November 30, 2000, Statement of Additional Information dated March 31, 2001, and the Statement of Additional Information dated September 28, 2001 relating to this Prospectus/Proxy Statement, each of which is incorporated by reference herein. Additional financial information about the PaineWebber Fund is also included in its Semi-Annual Report to Shareholders dated May 31, 2001. You may request free copies of these documents, which have been filed with the SEC, by calling 1-800-647-1568 or by writing to the PaineWebber Fund at: 51 West 52nd Street, New York, New York 10019-6114.

                          INFORMATION ABOUT EACH FUND

    The Funds file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the public reference facilities maintained by the SEC at Room 1200, 450 Fifth Street N.W., Washington, DC 20549. Also, copies of such material can be obtained from the Public Reference Branch, SEC, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates or from the SEC's Internet site at http:\\www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

                          PRINCIPAL HOLDERS OF SHARES

    On the Record Date, the officers and Trustees of the PaineWebber Trust, as a group, owned less than 1% of the outstanding voting shares of any class of the PaineWebber Fund.

    To the best knowledge of the PaineWebber Fund, as of the Record Date, no person, except as set forth in the table below, owned of record or beneficially 5% or more of the outstanding shares of any class of the PaineWebber Fund.

CLASS     NAME AND ADDRESS OF ACCOUNT    SHARE AMOUNT  PERCENTAGE OF CLASS  PERCENTAGE OF FUND
-----     ---------------------------    ------------  -------------------  ------------------
Class Y  UBS PaineWebber Inc. FBO
         PaineWebber Cust
         Gertrude A. Tormey
         c/o Brinson Advisors, Inc.
         51 West 52nd Street
         New York, NY 10019-6114.......  142,210.75              41.47%               0.11%
Class Y  UBS PaineWebber Inc. FBO
         PaineWebber Cust
         Jerry M. Zeigler
         c/o Brinson Advisors, Inc.
         51 West 52nd Street
         New York, NY 10019-6114.......   35,688.27              10.40%                N/A
Class Y  UBS PaineWebber Inc. FBO
         The Sue H. Schumann Trust
         Sue H. Schumann and Louis A
         Schumann Jr. Trustees
         c/o Brinson Advisors, Inc.
         51 West 52nd Street
         New York, NY 10019-6114.......   21,292.42               6.20%                N/A

    On the Record Date, the officers and trustees of the Brinson Trust, as a group, owned less than 1% of the outstanding shares of any class of the Brinson Fund.

    To the best knowledge of the Brinson Fund, as of the Record Date, no person, except as set forth in the table below, owned of record or beneficially 5% or more of the outstanding voting shares of any class of the Brinson Fund.

CLASS            NAME AND ADDRESS OF ACCOUNT    SHARE AMOUNT   PERCENTAGE OF CLASS  PERCENTAGE OF FUND
-----            ---------------------------    ------------   -------------------  ------------------
       Class A  Brinson Partners, Inc.
                Seed Money Account
                209 S. LaSalle Street
                Chicago, IL 60604-1219........        127.36               100%                N/A

       Class Y  BBH & Co. Cust.
                FBO AFP Cuprum
                525 Washington Blvd
                Jersey City, NJ 07310-1606....  1,649,005.58             24.99%              24.15%

       Class Y  Brown Brothers Harriman
                Cust. For AFP Provida
                59 Wall Street
                New York, NY 10005-2808.......    363,012.58              5.50%               5.32%

       Class Y  UBS
                Omnibus Reinvest Account
                UBST 30-A
                10 E 50th Street
                New York, NY 10022-6831.......  2,377,561.41             36.04%              34.82%*

       Class Y  State Street Bank & Trust Co.
                TRST the UBS Savings &
                Investment Plan
                105 Rosemont Road
                Westwood, MA 02090-2318.......    333,195.92              5.05%               4.88%

       Class Y  Charles Schwab & Co. Inc.
                Attn: Mutual Funds
                101 Montgomery Street
                San Francisco, CA 94104-4122..    407,968.99              6.18%               5.97%

CLASS            NAME AND ADDRESS OF ACCOUNT    SHARE AMOUNT   PERCENTAGE OF CLASS  PERCENTAGE OF FUND
-----            ---------------------------    ------------   -------------------  ------------------
UBS             PaineWebber FBO
Investment      John H. Phelan
Funds Class**   Wynne H. Phelan
                1702 Brun St.
                Houston, TX 77019-5711........     11,731.62              5.08%                N/A

UBS             Blush and Co
Investment      PO Box 976
Funds Class**   New York, NY 10268-0976.......     26,418.55             11.44%               0.39%

UBS             PaineWebber FBO
Investment      James R. Sulat
Funds Class**   150 Tobin Clark Drive
                Hillsborough, CA 94010-7444...     25,018.12             10.83%               0.37%

UBS             PaineWebber FBO
Investment      G.L. Winninghan TTEE for the
Funds Class**   Jack Florence Ferman
                Charitable Trust
                20720 Ventura Blvd Ste 300....     84,423.97             36.55%               1.24%

UBS             PFPC Trust Company
Investment      David J. Nash
Funds Class**   1060 5th Ave
                New York, NY 10128-0104.......     18,457.18              7.99%               0.27%

UBS             PJ Mechanical Corp
Investment      Employee Pension Plan
Funds Class**   135 W 18th Street
                New York, NY 10011-4104.......     14,896.47              6.45%               0.22%

-------------------

  * Person deemed to control the Brinson Fund within the meaning of the 1940 Act. Note that this person possesses the ability to control the outcome of matters submitted for the vote of shareholders of the Fund.

 ** The Brinson Fund's UBS Investment Funds Class will be eliminated on October 26, 2001.

                              EXHIBITS TO COMBINED

                         PROXY STATEMENT AND PROSPECTUS

EXHIBIT
-------
A.....    Agreement and Plan of Reorganization between
          Brinson Managed Investments Trust (on behalf of
          PaineWebber High Income Fund) and The Brinson
          Funds (on behalf of High Yield Fund)
B.....    Additional Information Regarding the Brinson Fund
C.....    Annual Report to Shareholders of the High Yield
          Fund, for the fiscal year ended June 30, 2001

                                   EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    AGREEMENT AND PLAN OF REORGANIZATION, made as of this 14th day of September, 2001, by and between The Brinson Funds (the "Trust"), a business trust created under the laws of the State of Delaware, with its principal place of business at 209 South LaSalle Street, Chicago, Illinois 60604-1295, on behalf of its series, the High Yield Fund (the "Brinson Fund"), and Brinson Managed Investments Trust (the "PaineWebber Trust"), a business trust created under the laws of the Commonwealth of Massachusetts, with its principal place of business at 51 West 52nd Street, New York, New York 10019-6114, on behalf of its series, PaineWebber High Income Fund (the "PaineWebber Fund").

                             PLAN OF REORGANIZATION

    The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Trust on behalf of the Brinson Fund of substantially all of the property, assets and goodwill of the PaineWebber Fund, in exchange solely for shares of beneficial interest, $0.001 par value, of
(a) Brinson High Yield Fund-Class A shares ("Brinson Fund Class A Shares"),
(b) Brinson High Yield Fund-Class B shares ("Brinson Fund Class B Shares"),
(c) Brinson High Yield Fund-Class C shares ("Brinson Fund Class C Shares"), and
(d) Brinson High Yield Fund-Class Y shares ("Brinson Fund Class Y Shares"), and the assumption by the Trust on behalf of the Brinson Fund of all of the liabilities of the PaineWebber Fund; (ii) the distribution of (a) Brinson Fund Class A Shares to the shareholders of Class A shares of the PaineWebber Fund ("PaineWebber Fund Class A Shares"), (b) Brinson Fund Class B Shares to the shareholders of Class B shares of the PaineWebber Fund ("PaineWebber Fund
Class B Shares"), (c) Brinson Fund Class C Shares to the shareholders of
Class C shares of the PaineWebber Fund ("PaineWebber Fund Class C Shares"), and
(d) Brinson Fund Class Y Shares to the shareholders of Class Y shares of the PaineWebber Fund ("PaineWebber Fund Class Y Shares"), according to their respective interests in complete liquidation of the PaineWebber Fund; and
(iii) the dissolution of the PaineWebber Fund as soon as practicable after the closing (as referenced in Section 3, hereof, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement and Plan of Reorganization ("Agreement") hereinafter set forth.

                                   AGREEMENT

    In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. SALE AND TRANSFER OF ASSETS AND LIABILITIES, LIQUIDATION AND DISSOLUTION OF THE PAINEWEBBER FUND

    (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of the delivery by the Trust of the number of its shares of beneficial interest of the Brinson Fund hereinafter provided, the PaineWebber Trust, on behalf of the PaineWebber Fund, agrees that it will sell, convey, transfer and deliver to the Trust, on behalf of the Brinson Fund, at the Closing provided for in Section 3, all of the liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise ("Liabilities") and the assets of the PaineWebber Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. ("NYSE")) ("Close of Business") on the valuation date (as defined in Section 3 hereof, hereinafter called the "Valuation Date"), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted securities that the PaineWebber Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the PaineWebber Fund's costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the PaineWebber Fund as liability reserves, (2) to discharge all of the PaineWebber Fund's Liabilities on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the trustees of the PaineWebber Trust shall reasonably deem to exist against the PaineWebber Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the PaineWebber Fund (hereinafter "Net Assets"). The PaineWebber Trust, on behalf of the PaineWebber Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The PaineWebber Trust agrees to use commercially reasonable efforts to identify all of the PaineWebber Fund's Liabilities prior to the Valuation Date and to discharge all such known Liabilities on or prior to the Valuation Date.

    (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the PaineWebber Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Trust agrees at the Closing to assume the Liabilities, on behalf of the Brinson Fund, and to deliver to the PaineWebber Fund: (i) the number of Brinson Fund Class A Shares, determined by dividing the net asset value per share of Brinson Fund Class A Shares as of the Close of Business on the Valuation Date by the net asset value per share of PaineWebber Fund Class A Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of the PaineWebber Fund Class A Shares as of Close of Business on the Valuation Date; (ii) the number of Brinson Fund Class B Shares, determined by dividing the net asset value per share of Brinson Fund Class B Shares as of Close of Business on the Valuation Date by the net asset value per share of PaineWebber Fund Class B Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of PaineWebber Fund Class B Shares as of Close of Business on the Valuation Date; (iii) the number of Brinson Fund Class C Shares, determined by dividing the net asset value per share of Brinson Fund Class C Shares as of Close of Business on the Valuation Date by the net asset value per share of PaineWebber Fund Class C Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of PaineWebber Fund Class C Shares as of Close of Business on the Valuation Date; and (iv) the number of Brinson Fund Class Y Shares, determined by dividing the net asset value per share of Brinson Fund Class Y Shares as of Close of Business on the Valuation Date by the net asset value per share of PaineWebber Fund Class Y Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of PaineWebber Fund Class Y Shares as of Close of Business on the Valuation Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

    (c) As soon as practicable following the Closing, the PaineWebber Fund shall dissolve and distribute pro rata to its shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Brinson Fund received by the PaineWebber Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Brinson Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the PaineWebber Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Brinson Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Brinson Fund will be issued to shareholders of the PaineWebber Fund.

    (d) At the Closing, each shareholder of record of the PaineWebber Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the PaineWebber Fund that such person had on such Distribution Record Date.

2.  VALUATION

    (a) The value of the PaineWebber Fund's Net Assets to be acquired by the Brinson Fund hereunder shall be computed as of the Close of Business on the Valuation Date, using the valuation procedures set forth in the PaineWebber Fund's currently effective prospectus and statement of additional information.

    (b) The net asset value of a share of beneficial interest of the Brinson Fund Class A Shares, the Brinson Fund Class B Shares, the Brinson Fund Class C Shares and the Brinson Fund Class Y Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures set forth in the Brinson Fund's currently effective prospectus and statement of additional information.

    (c) The net asset value of a share of beneficial interest of the PaineWebber Fund Class A Shares, PaineWebber Fund Class B Shares, PaineWebber Fund Class C Shares, and PaineWebber Fund Class Y Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the PaineWebber Fund's currently effective prospectus and statement of additional information.

3.  CLOSING AND VALUATION DATE

    The Valuation Date shall be November 23, 2001, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Brinson Advisors, Inc., 51 West 52nd Street, New York, New York 10019-6114, at approximately 10:00 a.m. Eastern time on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust or PaineWebber Trust, accurate appraisal of the value of the net assets of the PaineWebber Fund or the Brinson Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the PaineWebber Fund and the Brinson Fund is practicable in the judgment of the Trust and PaineWebber Trust. The PaineWebber Trust shall have provided for delivery as of the Closing of those Net Assets of the PaineWebber Fund to be transferred to the Brinson Fund's custodian, The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245. Also, the PaineWebber Trust shall deliver at the Closing a list of names and addresses of the shareholders of record of PaineWebber Fund Class A Shares, PaineWebber Fund Class B Shares, PaineWebber Fund Class C Shares and PaineWebber Fund Class Y Shares, and the number of shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the shares of the Brinson Fund to be delivered at the Closing to said transfer agent registered in such manner as the PaineWebber Trust may request, or provide evidence satisfactory to the PaineWebber Trust that such shares of beneficial interest of the Brinson Fund have been registered in an open account on the books of the Brinson Fund in such manner as the PaineWebber Trust may request.

4.  REPRESENTATIONS AND WARRANTIES BY THE PAINEWEBBER TRUST

    The PaineWebber Trust represents and warrants to the Trust that:

    (a) The PaineWebber Trust is a business trust created under the laws of the Commonwealth of Massachusetts on November 21, 1986, and is validly existing and in good standing under the laws of that

Commonwealth. The PaineWebber Trust, of which the PaineWebber Fund is a diversified separate series, is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

    (b) The PaineWebber Trust is authorized to issue an unlimited number of shares of beneficial interest of the PaineWebber Fund, $0.001 par value. Each outstanding share of the PaineWebber Fund is duly and validly issued, fully paid, non-assessable and has full voting rights and, except for any such shares sold pursuant to the private offering exemption for purposes of raising the required initial capital, is fully transferable.

    (c) The financial statements appearing in the PaineWebber Fund Annual Report to Shareholders for the fiscal year ended November 30, 2000, audited by Ernst & Young, LLP, copies of which have been delivered to the Trust, fairly present the financial position of the PaineWebber Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (d) The books and records of the PaineWebber Fund made available to the Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the PaineWebber Fund.

    (e) The statement of assets and liabilities to be furnished by the PaineWebber Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Brinson Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the PaineWebber Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

    (f) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

    (g) The PaineWebber Trust has the necessary power and authority to conduct its business and the business of the PaineWebber Fund as such businesses are now being conducted.

    (h) The PaineWebber Trust is not a party to or obligated under any provision of its Amended and Restated Declaration of Trust, Restated By-laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement and Plan of Reorganization.

    (i) The PaineWebber Trust has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Plan of Reorganization by the PaineWebber Fund's shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been duly and validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles.

    (j) Neither the PaineWebber Trust nor the PaineWebber Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of
Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

    (k) The PaineWebber Trust does not have any unamortized or unpaid organizational fees or expenses that are allocable to the PaineWebber Fund.

    (l) The PaineWebber Fund has since its inception satisfied, will at the Closing satisfy, and consummation of the transactions contemplated by this Agreement will not cause it to fail to satisfy, for any period, the requirements of Subchapter M of the Code relating to qualification as a regulated investment company.

    (m) The PaineWebber Trust, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each PaineWebber Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the PaineWebber Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by
Section 3406 of the Code.

5.  REPRESENTATIONS AND WARRANTIES BY THE TRUST

    The Trust represents and warrants to the PaineWebber Trust that:

    (a) The Trust is a business trust created under the laws of the State of Delaware on December 1, 1993, and is validly existing and in good standing under the laws of that State. The Trust, of which the Brinson Fund is a diversified separate series of shares, is duly registered under the 1940 Act, as an open-end management investment company, such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

    (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value, of the Brinson Fund. Each outstanding share of the Brinson Fund is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising the required initial capital, is fully transferable. The shares of beneficial interest of the Brinson Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be duly and validly issued and fully paid and non-assessable, fully transferable and have full voting rights.

    (c) At the Closing, each class of shares of beneficial interest of the Brinson Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the PaineWebber Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

    (d) The statement of assets and liabilities of the Brinson Fund to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Brinson Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Brinson Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

    (e) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever, except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

    (f) The Trust has the necessary power and authority to conduct its business and the business of the Brinson Fund as such businesses are now being conducted.

    (g) The Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement

    (h) The Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly and validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

    (i) Neither the Trust nor the Brinson Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

    (j) The books and records of the Brinson Fund made available to the PaineWebber Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Brinson Fund.

    (k) The Brinson Fund has since its inception satisfied, will at the Closing satisfy, and consummation of the transactions contemplated by this Agreement will not cause it to fail to satisfy, for any period, the requirements of Subchapter M of the Code relating to qualification as a regulated investment company.

6.  REPRESENTATIONS AND WARRANTIES BY THE PAINEWEBBER TRUST AND THE TRUST

    The PaineWebber Trust and the Trust each represents and warrants to the other that:

    (a) There are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with, or to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

    (b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

    (c) It has duly and timely filed, on behalf of the PaineWebber Fund or the Brinson Fund, as appropriate, all Tax (as defined below) returns and reports (including information returns), which are required to be filed by such PaineWebber Fund or Brinson Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by such PaineWebber Fund or Brinson Fund. On behalf of the PaineWebber Fund or the Brinson Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of the PaineWebber Fund or Brinson Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the PaineWebber Fund or Brinson Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it, on behalf of the PaineWebber Fund or Brinson Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, "Tax" or "Taxes" means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the PaineWebber Fund or Brinson Fund, as appropriate.

    (d) All information provided to the PaineWebber Trust by the Trust, and by the PaineWebber Trust to the Trust, for inclusion in, or transmittal with, the Combined Proxy Statement and Prospectus with respect to this Agreement pursuant to which approval of the PaineWebber Fund shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

    (e) Except in the case of the PaineWebber Trust with respect to the approval of the PaineWebber Fund's shareholders of the Agreement, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, or state securities laws or Delaware or Massachusetts business trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.  COVENANTS OF THE PAINEWEBBER TRUST

    (a) The PaineWebber Trust covenants to operate the business of the PaineWebber Fund as presently conducted between the date hereof and the Closing.

    (b) The PaineWebber Trust undertakes that the PaineWebber Fund will not acquire the shares of beneficial interest of the Brinson Fund for the purpose of making distributions thereof other than to the PaineWebber Fund's shareholders.

    (c) The PaineWebber Trust covenants that by the Closing, all of the PaineWebber Fund's federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

    (d) The PaineWebber Trust will at the Closing provide the Trust with a copy of the shareholder ledger accounts, including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the PaineWebber Trust with respect to each shareholder, for all shareholders of record of the PaineWebber Fund shares as of the Close of Business on the Valuation Date, who are to become shareholders of the Brinson Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice President to the best of their knowledge and belief.

    (e) The PaineWebber Trust agrees to mail to each shareholder of record entitled to vote at the meeting of shareholders at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

    (f) The PaineWebber Trust shall supply to the Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.

8.  COVENANTS OF THE TRUST

    (a) The Trust covenants that the shares of beneficial interest of the Brinson Fund to be issued and delivered to the PaineWebber Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable, and no shareholder of the Brinson Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

    (b) The Trust covenants to operate the business of the Brinson Fund as presently conducted between the date hereof and the Closing.

    (c) The Trust covenants that by the Closing, all of the Brinson Fund's federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

    (d) The Trust shall supply to the PaineWebber Trust, at the Closing, the statement of assets and liabilities described in Section 5(d) of this Agreement in conformity with the requirements described in such Section.

    (e) The Trust will file with the United States Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-14 under the 1933 Act ("Registration Statement"), relating to the shares of beneficial interest of the Brinson Fund issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it
(i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the PaineWebber Fund's shareholders' meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9.  CONDITIONS PRECEDENT TO BE FULFILLED BY THE PAINEWEBBER TRUST AND THE TRUST

    The obligations of the PaineWebber Trust and the Trust to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

    (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice President and by the Secretary or equivalent officer to the foregoing effect.

    (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Trustees, certified by the Secretary or equivalent officer.

    (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

    (d) That this Agreement and the Plan of Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the PaineWebber Fund at an annual or special meeting or any adjournment thereof.

    (e) That the PaineWebber Fund shall have declared a distribution or distributions prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders
(i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

    (f) That prior to or at the Closing, the PaineWebber Trust and the Trust shall receive an opinion from Stradley, Ronon, Stevens & Young, LLP ("Stradley Ronon") to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Delaware and the Commonwealth of Massachusetts, and in accordance with customary representations provided by the PaineWebber Trust and the Trust in certificates delivered to Stradley Ronon:

        (1) The acquisition by the Brinson Fund of substantially all of the assets and the assumption of the liabilities of the PaineWebber Fund in exchange solely for the Brinson Fund shares to be issued pursuant to Section 1 hereof, followed by the distribution by the PaineWebber Fund to its shareholders of the Brinson Fund shares in complete liquidation of the PaineWebber Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Brinson Fund and the PaineWebber Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

        (2) No gain or loss will be recognized by the PaineWebber Fund upon the transfer of substantially all of its assets to and the assumption of the liabilities by the Brinson Fund in exchange solely for the voting shares of the Brinson Fund (to be issued in accordance with Section 1 hereof) under Section 361(a) and Section 357(a) of the Code;

        (3) No gain or loss will be recognized by the Brinson Fund upon the receipt by it of substantially all of the assets and the assumption of the liabilities of the PaineWebber Fund in exchange solely for the voting shares of the Brinson Fund (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

        (4) No gain or loss will be recognized by the PaineWebber Fund upon the distribution of the Brinson Fund shares to the PaineWebber Fund shareholders in accordance with Section 1 hereof in liquidation of the PaineWebber Fund under Section 361(c)(1) of the Code;

        (5) The basis of the assets of the PaineWebber Fund received by the Brinson Fund will be the same as the basis of such assets to the PaineWebber Fund immediately prior to the exchange under
             Section 362(b) of the Code;

        (6) The holding period of the assets of the PaineWebber Fund received by the Brinson Fund will include the period during which such assets were held by the PaineWebber Fund under Section 1223(2) of the Code;

        (7) No gain or loss will be recognized by the shareholders of the PaineWebber Fund upon the exchange of their shares in the PaineWebber Fund for the voting shares (including fractional shares to which they may be entitled) of the Brinson Fund (to be issued in accordance with Section 1 hereof) under Section 354(a) of the Code;

        (8) The basis of the Brinson Fund shares received by the PaineWebber Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares of the PaineWebber Fund exchanged therefor under Section 358(a)(1) of the Code;

        (9) The holding period of the Brinson Fund shares received by the PaineWebber Fund's shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the PaineWebber Fund's shares surrendered in exchange therefor, provided that the PaineWebber Fund shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

        (10) The Brinson Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury (the "Treasury Regulations")) the items of the PaineWebber Fund described in
             Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

    (g) That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from Kirkpatrick & Lockhart, LLP ("Kirkpatrick & Lockhart"), counsel to the PaineWebber Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles:

        (1) The PaineWebber Trust was created as a business trust under the laws of the Commonwealth of Massachusetts on November 21, 1986, and is validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (2) The PaineWebber Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value, of the PaineWebber Trust and of the PaineWebber Fund. Assuming that the initial shares of beneficial interest of the PaineWebber Fund were issued in accordance with the 1940 Act, and the Amended and Restated Declaration of Trust and Revised By-laws of the PaineWebber Trust, and that all other such outstanding shares of the PaineWebber Fund were sold, issued and paid for in accordance with the terms of the PaineWebber Fund prospectus in effect at the time of such sales, each such outstanding share is duly and validly issued, fully paid, non-assessable, and except for any shares sold pursuant to the private offering exemption for purposes of raising the required initial capital, is fully transferable and has full voting rights;

        (3) The PaineWebber Trust is an open-end investment company of the management type registered as such under the 1940 Act;

        (4) Except as disclosed in the PaineWebber Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the PaineWebber Trust, the unfavorable outcome of which would materially and adversely affect the PaineWebber Trust or the PaineWebber Fund;

        (5) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the PaineWebber Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Massachusetts laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

        (6) Neither the execution, delivery nor performance of this Agreement by the PaineWebber Trust violates any provision of its Amended and Restated Declaration of Trust, its Revised

            By-laws, or the provisions of any agreement or other instrument, known to such counsel to which the PaineWebber Trust is a party or by which the PaineWebber Trust is otherwise bound; and

        (7) This Agreement has been duly and validly authorized, executed and delivered by the PaineWebber Trust and represents the legal, valid and binding obligation of the PaineWebber Trust and is enforceable against the PaineWebber Trust in accordance with its terms.

    In giving the opinions set forth above, Kirkpatrick & Lockhart may state that it is relying on certificates of the officers of the PaineWebber Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the PaineWebber Trust.

    (h) That the PaineWebber Trust shall have received an opinion in form and substance reasonably satisfactory to it from Stradley Ronon, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles:

        (1) The Trust was created as a business trust under the laws of the State of Delaware on December 1, 1993, and is validly existing and in good standing under the laws of the State of Delaware;

        (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value. Assuming that the initial shares of beneficial interest of the Brinson Fund were issued in accordance with the 1940 Act and the Trust's Agreement and Declaration of Trust and By-laws, and that all other such outstanding shares of the Brinson Fund were sold, issued and paid for in accordance with the terms of the Brinson Fund's prospectus in effect at the time of such sales, each such outstanding share is duly and validly issued, fully paid, non-assessable, freely transferable and has full voting rights;

        (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

        (4) Except as disclosed in the Brinson Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or the Brinson Fund;

        (5) The shares of beneficial interest of the Brinson Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been duly and validly issued and fully paid and will be non-assessable by the Trust or the Brinson Fund, and to such counsel's knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

        (6) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

        (7) Neither the execution, delivery nor performance of this Agreement by the Trust violates any provision of its Agreement and Declaration of Trust, its By-laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound; and

        (8) This Agreement has been duly and validly authorized, executed and delivered by the Trust and represents the legal, valid and binding obligation of the Trust and is enforceable against the Trust in accordance with its terms.

    In giving the opinions set forth above, Stradley Ronon may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

    (i) That the Trust's Registration Statement with respect to the shares of beneficial interest of the Brinson Fund to be delivered to the PaineWebber Fund's shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

    (j) That the shares of beneficial interest of the Brinson Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each PaineWebber Fund shareholder.

    (k) That at the Closing, the PaineWebber Trust, on behalf of the PaineWebber Fund, transfers to the Brinson Fund aggregate Net Assets of the PaineWebber Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the PaineWebber Fund at the Close of Business on the Valuation Date.

10.  BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS

    (a) The PaineWebber Trust and the Trust each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transaction provided for herein.

    (b) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne by Brinson Advisors, Inc.

    (c) Any other provision of this Agreement to the contrary notwithstanding, any liability of the PaineWebber Trust under this Agreement with respect to any series of the PaineWebber Trust, or in connection with the transactions contemplated herein with respect to any series of the PaineWebber Trust, shall be discharged only out of the assets of that series of the PaineWebber Trust, and no other series of the PaineWebber Trust shall be liable with respect thereto.

    (d) Any other provision of this Agreement to the contrary notwithstanding, any liability of the Trust under this Agreement with respect to any series of the Trust, or in connection with the transactions contemplated herein with respect to any series of the Trust, shall be discharged only out of the assets of that series of the Trust, and no other series of the Trust shall be liable with respect thereto.

11.  INDEMNIFICATION BY THE PAINEWEBBER TRUST AND THE PAINEWEBBER FUND

    The PaineWebber Trust and the PaineWebber Fund hereby agree to indemnify and hold the Trust and the Brinson Fund and each of them harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which the Trust or the Brinson Fund may incur or sustain by reason of the fact that (i) the Trust or the Brinson Fund shall be required to pay any obligation of the PaineWebber Trust or the PaineWebber Fund, whether consisting of Tax deficiencies or otherwise, based upon a claim or claims against the PaineWebber Trust or the PaineWebber Fund which were omitted or not fully reflected in the financial statements to be delivered to the Trust in connection with the Closing; (ii) any representations or warranties made by the PaineWebber Trust in Sections 4 or 6 hereof should prove to be false or erroneous in any material respect; (iii) any covenant has been breached in any material respect; or (iv) any claim is made alleging that (a) the Combined Proxy Statement and Prospectus delivered to the shareholders of the PaineWebber Fund in connection with this transaction, or (b) the Registration Statement on Form N-14 of which such Combined Proxy Statement and Prospectus forms a part, included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to the PaineWebber Trust by the Trust, its investment adviser or distributor.

12.  INDEMNIFICATION BY THE TRUST AND THE BRINSON FUND

    The Trust and the Brinson Fund hereby agree to indemnify and hold the Trustees of the PaineWebber Trust and the PaineWebber Fund harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which the PaineWebber Trust or the PaineWebber Fund may incur or sustain by reason of the fact that (i) any representations or warranties made by the Trust in Sections 5 or 6 hereof should prove false or erroneous in any material respect; (ii) any covenant has been breached by the Trust or the Brinson Fund in any material respect; or (iii) any claim is made alleging that (a) the Combined Proxy Statement and Prospectus delivered to the shareholders of the PaineWebber Fund in connection with this transaction or (b) the Registration Statement on Form N-14 of which such Combined Proxy Statement and Prospectus forms a part, included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to the Trust by the PaineWebber Trust, its investment adviser or distributor.

13.  NOTICE OF CLAIM OF INDEMNIFICATION

    In the event that any claim is made against the Trust or the Brinson Fund in respect of which indemnity may be sought by the Trust or the Brinson Fund from the PaineWebber Trust, the PaineWebber Fund or the shareholders of the PaineWebber Fund under Section 11 of this Agreement, or, in the event that any claim is made against the PaineWebber Trust or the PaineWebber Fund in respect of which indemnity may be sought by the PaineWebber Trust or the PaineWebber Fund from the Trust or the Brinson Fund under Section 12 of this Agreement, the party seeking indemnification (the "Indemnified Party") shall, with reasonable promptness and before payment of such claim, give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after giving notice hereunder, then, the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of the claim is established (i) to the satisfaction of the Indemnifying Party; or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement and Plan of Reorganization; or (iii) with respect to any Tax claims, within seven (7) calendar days following the earlier of (A) an agreement between the PaineWebber Trust and the Trust that an indemnity amount is payable, (B) an assessment of a Tax by a taxing authority, or (C) a "determination" as defined in
Section 1313(a) of the Code. For purposes of this Section 13, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party shall promptly investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

14.  TERMINATION; WAIVER; ORDER

    (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the PaineWebber Fund) prior to the Closing as follows:

        (1) by mutual consent of the PaineWebber Trust and the Trust in writing;

        (2) by the Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Trust in writing; or

        (3) by the PaineWebber Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the PaineWebber Trust in writing.

    (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2001, this Agreement shall automatically terminate on that date, unless a later date is agreed to in writing by both the PaineWebber Trust and the Trust.

    (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the PaineWebber Trust or the Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

    (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the PaineWebber Trust or the Trust, respectively (whichever is entitled to the benefit thereof).

    (e) The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan of Reorganization.

    (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the PaineWebber Trust or the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the PaineWebber Fund, unless such further vote is required by applicable law, or by mutual consent of the parties.

15.  FINAL TAX RETURNS AND FORMS 1099 OF THE PAINEWEBBER FUND

    (a) After the Closing, the PaineWebber Trust shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by the PaineWebber Trust with respect to the PaineWebber Fund's final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

    (b) Notwithstanding the provisions of Section 1 hereof, any expenses incurred by the PaineWebber Trust or the PaineWebber Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the PaineWebber Fund to the extent such expenses have been or should have been accrued by the PaineWebber Fund in the ordinary course without regard to the Plan of Reorganization contemplated by this Agreement.

16.  COOPERATION AND EXCHANGE OF INFORMATION

    The Trust and the PaineWebber Trust will provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters of the PaineWebber Fund and Brinson Fund for its taxable period first ending after the Closing and for all prior taxable periods.

17.  ENTIRE AGREEMENT AND AMENDMENTS

    This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

18.  COUNTERPARTS

    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

19.  NOTICES

    Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at 209 South LaSalle Street, Chicago, Illinois 60604-1295, Attention: Secretary, or to the PaineWebber Trust at 51 West 52nd Street, New York, New York 10019-6114,
Attention: Secretary.

20.  GOVERNING LAW

    This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

21.  EFFECT OF FACSIMILE SIGNATURE

    A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

    IN WITNESS WHEREOF, the Trust and PaineWebber Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

Attest:                                    THE BRINSON FUNDS,
                                             on behalf of the HIGH YIELD FUND

By: /s/Paul H. Schubert                         By: /s/Amy R. Doberman
 ........................................       ......................................
Title: Treasurer and Principal                  Title: Vice President and Secretary
Accounting Officer

Attest:                                    BRINSON MANAGED INVESTMENTS TRUST,
                                             on behalf of the PAINEWEBBER HIGH INCOME
                                             FUND

By: /s/Paul H. Schubert                         By: /s/Amy R. Doberman
 ........................................       ......................................
Title: Vice President and Treasurer             Title: Vice President and Secretary

                                   EXHIBIT B

               ADDITIONAL INFORMATION REGARDING THE BRINSON FUND

    Unless otherwise defined in this Exhibit B, all capitalized terms have the meanings set forth in the Prospectus/Proxy Statement.

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

FUND OBJECTIVES

    The Brinson Fund seeks to provide high current income, along with capital growth, when consistent with high current income.

PRINCIPAL INVESTMENT STRATEGIES

    The Brinson Fund invests in a portfolio of higher-yielding, lower-rated debt securities issued by domestic and foreign companies. Under normal conditions, at least 80% of the Brinson Fund's net assets are invested in fixed income securities that provide higher yields and are lower-rated.

    Lower-rated bonds are bonds rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's or BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative.

    The Brinson Fund will invest in securities that Brinson (NY) expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. Up to 25% of the Brinson Fund's total assets may be invested in foreign securities, which may include securities of issuers in emerging markets.

PRINCIPAL RISKS

    An investment in the Brinson Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Brinson Fund are:

- INTEREST RATE RISK -- The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may produce an increase in the market value of fixed income securities. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- CREDIT RISK -- The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. High yield bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds.

- PREPAYMENT RISK -- The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.

- MARKET RISK -- The risk that the market value of the Brinson Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS -- The risk that prices of the Brinson Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. Dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

    Further discussion of the Brinson Fund's strategies is included in the section entitled Securities Selection Process. Other risks of investing in the Brinson Fund, along with further details about some of the risks described above, are discussed in the Statement of Additional Information for this Prospectus/ Proxy Statement.

                                  PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

    The following bar chart and table reflect performance information for the Class Y shares of the Brinson Fund, and the table also reflects performance information for the Class A shares of the Brinson Fund. On October 29, 2001, the current Class I shares will be redesignated as Class Y shares of the Brinson Fund and the current Class N shares will be redesignated as Class A shares. For clarity of presentation in this Exhibit B, the new class designations will be used.

    The bar chart and table give an indication of the Brinson Fund's risks and performance. The bar chart shows you how the Brinson Fund's performance has varied from year to year. The table compares the Brinson Fund's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE BRINSON FUND'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

TOTAL RETURN OF CLASS Y SHARES (FORMERLY CLASS I SHARES) (1998 IS THE BRINSON FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1998                  7.75%
1999                  4.85%
2000                 -5.18%

Total Return January 1 to June 30, 2001: 1.63%
Best quarter during calendar years shown: Q4 1998: 4.32%
Worst quarter during calendar years shown: Q4 2000: -4.34%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2000

                                         CLASS Y          CLASS A
                                        (FORMERLY        (FORMERLY         MERRILL LYNCH
CLASS                                   CLASS I)         CLASS N)*          HIGH YIELD
(INCEPTION DATE)                        (9/30/97)       (12/31/98)        MASTER INDEX(1)
----------------                        ---------       ----------        ---------------
One Year...........................          -5.18%            5.41%              -3.79%
Life of Class Y....................           2.87%             N/A                1.19%
Life of Class A....................            N/A            -0.57%              -1.15%

-------------------

  * The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%.

(1) The Merrill Lynch High Yield Master Index is the benchmark for the Brinson Fund, and is an index of publicly placed non-convertible, coupon bearing U.S. domestic debt with a term to maturity of at least one year.

                          SECURITIES SELECTION PROCESS

    WHAT IS THE INVESTMENT PROCESS USED TO MANAGE THE BRINSON FUND?

    Creating a value-added investment portfolio is a three-stage process:

    1) Research -- Identifying the Opportunity

    2) Portfolio Construction & Risk Control -- Capturing the Opportunity

    3) Execution -- Delivering the Portfolio

RESEARCH

    The research for the Brinson Fund combines both TOP-DOWN and BOTTOM-UP analyses. The "top-down," analysis seeks to identify broad economic and market shaping trends that influence security prices. These encompass both long-term and short-term economic factors and market-shaping themes, ranging from global interest rate and inflation estimates to strategic sector and industry developments. The "bottom-up," analysis includes researching the very specific factors that affect the cash flows of potential investments around the world. Importantly, this research is integrated around the world, giving the Brinson Fund's management team the ability to take advantage of a wide array of investment opportunities. With more and more companies selling their goods and services to consumers around the world, the Brinson Fund's management team believes that a global presence is critical. Research teams are located in all of the world's major financial markets and utilize a consistent framework for researching and analyzing investments.

PORTFOLIO CONSTRUCTION & RISK CONTROL

    Once the research teams have identified the opportunities, a team of seasoned investment specialists select securities for the Brinson Fund's portfolio, taking into account both the potential return as well as the potential risks inherent in each investment. Because many of the factors that influence investments are interrelated, understanding how investments behave in relation to one another is a key part of constructing a sound investment portfolio. When a new security is considered for inclusion in the Brinson Fund's portfolio, a detailed analysis of how it will affect the overall portfolio composition is undertaken. This involves evaluating absolute risk as well as the risk relative to the Brinson Fund's benchmark. The Brinson Fund has a dedicated risk analysis team that uses risk analysis tools and techniques to augment the evaluation of investment risks. Working together with this team, the investment specialists select investments and determine the weights those investments will be given within the Brinson Fund's portfolio.

EXECUTION

    The Brinson Fund's management team believes that "Execution supercedes intention." That is why a great deal of resources is devoted to attempting to ensure that its investment decisions are implemented quickly and in the most cost-effective way for the Brinson Fund. The Brinson Fund uses experienced teams of traders located around the world that have integral knowledge of the markets in which the Brinson Fund invests. By leveraging global resources, the Brinson Fund's management team is able to quickly and efficiently access financial markets around the globe to execute the investment strategies.

    IS THERE A CATEGORY WITHIN WHICH THE BRINSON FUND FALLS BASED ON ITS INVESTMENT STRATEGY?

    The Brinson Fund is a fixed income fund that invests primarily in fixed income or debt securities issued by corporations and government entities.

    HOW ARE SECURITIES SELECTED FOR THE BRINSON FUND?

    The management team uses an internally developed valuation model for fixed income securities selections for the Brinson Fund, which quantifies the management team's return expectations for all of the major bond markets. Inputs to this model include forecasts of inflation, risk premiums and interest rates. The credit review process for the Brinson Fund incorporates both a top-down strategy, which focuses on how macroeconomic forces shape various industry outlooks, and a bottom-up strategy, looking at specific debt securities, which relies on a combination of qualitative and quantitative factors. The qualitative assessment focuses on management strength, market position, competitive environment and financial flexibility. The quantitative assessment focuses on historical operating results, calculation of various credit ratios and an expected future outlook. The Brinson Fund's management team's fixed income strategies combine judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities.

    WHAT ARE OTHER INVESTMENT PRACTICES OF THE BRINSON FUND?

CASH AND CASH EQUIVALENTS

    The Brinson Fund may invest in cash or cash equivalent instruments, including units of an affiliated money market fund that is not registered under the Investment Company Act of 1940. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to meet its objective. See the Statement of Additional Information of this Prospectus/Proxy Statement for further information.

PORTFOLIO TURNOVER

    Portfolio turnover rate is not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. However, it is not expected that the portfolio turnover for the Brinson Fund will exceed 100%.

    WHAT IS A BENCHMARK (OR INDEX) AND HOW IS IT USED?

    Benchmarks are indices comprised of securities that serve as standards of measurement for making risk and performance comparisons to actively managed investment portfolios. The Brinson Fund's total returns are compared to the total returns of its benchmark in the Performance section of this Exhibit B. The benchmark gives the Brinson Fund's shareholders an objective target against which to judge the management team's performance. The precise selection of a benchmark is often critical to understanding and evaluating performance. Today, nearly all institutional investors assign their investment advisors a benchmark against which the advisor's performance is evaluated.

    The Brinson Fund has adopted the Merrill Lynch High Yield Master Index, a widely recognized industry benchmark, as the benchmark against which it evaluates the performance of the Brinson Fund as well as the Fund's management team.

                           MANAGING YOUR FUND ACCOUNT

FLEXIBLE PRICING

    The Fund offers four classes of shares -- Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. Shareholders can choose the class that is best for them, based on how much they plan to invest and how long they plan to hold their shares of the Fund. Class Y shares are only available to certain types of investors.

    The Brinson Fund has adopted separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Fund under Rule 12b-1 that allow the Fund to pay service and (for Class B and Class C shares) distribution fees for the sale of the Fund's shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of a shareholder's investment and may cost the shareholder more than if he or she paid the front-end sales charge for Class A shares of the Fund.

CLASS A SHARES

    Class A shares of the Brinson Fund have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the Fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

    The Class A sales charges for the Brinson Fund are described in the following table:

CLASS A SALES CHARGES:

                                      SALES CHARGE AS A PERCENTAGE OF:
                                     -----------------------------------  REALLOWANCE TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT                 OFFERING PRICE  NET AMOUNT INVESTED     PERCENTAGE OF OFFERING PRICE
--------------------                 --------------  -------------------  ----------------------------------
Less than $100,000.................         4.50%              4.71%                            4.00%
$100,000 to $249,999...............         3.50               3.63                             3.00
$250,000 to $499,999...............         2.50               2.56                             2.00
$500,000 to $999,999...............         2.00               2.04                             1.75
$1,000,000 and over (1)............         None               None             Up to 1.00 (2)

-------------------

(1) A contingent deferred sales charge of 1% of the lower of the shares' offering price or the net asset value at the time of sale by the shareholder is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

(2) Brinson Advisors pays 1.00% to the dealer for sales of greater than $1 million but less than $3 million, 0.75% for sales of at least
     $3 million but less than $5 million, 0.50% for sales of at least
     $5 million but less than $50 million, and 0.25% for sales of $50 million or more.

    SALES CHARGE REDUCTIONS AND WAIVERS. A shareholder may qualify for a lower sales charge if the shareholder already owns Class A shares of a fund for which Brinson Advisors or one of its affiliates serves as principal underwriter. A shareholder can combine the value of Class A shares that are owned in other funds for which Brinson Advisors or one of its affiliates serves as principal underwriter and the purchase amount of the Class A shares that the shareholder is buying.

    A shareholder may also qualify for a lower sales charge if the shareholder's purchases are combined with those of:

- the shareholder's spouse, parents or children under age 21;

- the shareholder's Individual Retirement Accounts (IRAs);

- certain employee benefit plans, including 401(k) plans;

- a company that the shareholder control;

- a trust that the shareholder created;

- Uniform Transfers to Minors Act/Gifts to Minors Act accounts created by the shareholder or by a group of investors for the shareholder's children; or

- accounts with the same advisor.

Front-end sales charges on Class A shares will be waived if the shareholder buys Class A shares with proceeds from redemptions from any registered mutual fund for which Brinson Advisors or any of its affiliates serves as principal underwriter if the shareholder:

    - Originally paid a front-end sales charge on the shares; and

    - Reinvests the money within 60 days of the redemption date.

The Brinson Fund's front-end sales charges will also not apply to purchases of Class A shares by or through:

- Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which Brinson Advisors or any of its affiliates serves as principal underwriter;

- Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services;

- Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees;

- Broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with Brinson Advisors (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program;

- Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with Brinson Advisors (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer;

- Insurance company separate accounts;

- Shareholders of the Class N shares of any Brinson fund who held such shares at the time they were redesignated as Class A shares;

- Reinvestment of capital gains distributions and dividends;

-------------------
* UBS PaineWebber is a service mark of UBS AG.

- College savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an agreement with Brinson Advisors or any of its affiliates to perform advisory or administrative services;

- A UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and

        - the shareholder was the Financial Advisor's client at the competing brokerage firm;

        - within 90 days of buying shares in the fund, the shareholder sells shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and the shareholder either paid a sales charge to buy those shares, pays a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

        - the shareholder purchases an amount that does not exceed the total amount of money the shareholder received from the sale of the other mutual fund.

    FOR A DISCUSSION ON THE QUALIFICATION FOR A WAIVER OF THE DEFERRED SALES CHARGE ON SALES OF CLASS A SHARES SEE "DEFERRED SALES CHARGE WAIVERS" ON PAGE B-9.

CLASS B SHARES

    Class B shares of the Brinson Fund have a contingent deferred sales charge. When Class B shares are purchased, 100% of the purchase is invested in fund shares. However, a shareholder may have to pay a deferred sales charge when the shareholder sells fund shares, depending on how long the shareholder owned the shares.

    Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If Class B shares are held for the period specified below, they will automatically convert to Class A shares of the Fund. Class A shares have lower ongoing expenses.

    If Class B shares are sold before the end of the specified period, a shareholder will pay a deferred sales charge. The Brinson Fund calculates the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown in the applicable table. Class B shares purchased (not acquired in the Transaction) will be subject to a deferred sales charge at the time of redemption at the percentage shown below:

                                         PERCENTAGE (BASED ON AMOUNT OF INVESTMENT) BY
                                        WHICH THE SHARES' NET ASSET VALUE IS MULTIPLIED:
                                      ----------------------------------------------------
                                      LESS THAN    $100,000 TO   $250,000 TO   $500,000 TO
IF SHARES ARE SOLD WITHIN:             $100,000     $249,000      $499,999      $999,999
--------------------------            ----------   -----------   -----------   -----------
1st year since purchase.............       5%           3%            3%            2%
2nd year since purchase.............       4%           2%            2%            1%
3rd year since purchase.............       3%           2%            1%          None
4th year since purchase.............       2%           1%          None          None
5th year since purchase.............       2%         None          None          None
6th year since purchase.............       1%         None          None          None
7th year since purchase.............     None         None          None          None

    Class B shares automatically convert to Class A shares after the end of the sixth year if a shareholder purchases less than $100,000, after the end of the fourth year for purchases with a value of at least $100,000 but less than $250,000, after the end of the third year if a shareholder purchases shares with a value of at least $250,000 but less than $500,000 and after the end of the second year if a shareholder purchases $500,000 but less than $1 million. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER CONVERSION

SCHEDULE, A SHAREHOLDER MUST MAKE THE INDICATED INVESTMENT AS A SINGLE PURCHASE.Class B shares acquired in the Transaction by the shareholders of PaineWebber Fund Class B Shares ("Class B Transaction Shares") will be subject to a deferred sales charge on redemptions of Class B Transaction Shares at the same rates that applied for the PaineWebber Fund Class B Shares. For purposes of determining the applicable rate of a deferred sales charge and the date of conversion to Class A shares, Class B Transaction Shares will be considered to have been held since the date of the purchase of the PaineWebber Fund Class B Shares involved in the Transaction. Class B Transaction Shares are subject to a deferred sales charge at the time of redemption at the percentage shown below:

                                                    PERCENTAGE (BASED ON AMOUNT OF
                                                  INVESTMENT) BY WHICH THE SHARE NET
IF SHARES ARE SOLD WITHIN:                            ASSET VALUE IS MULTIPLIED:
--------------------------                        ----------------------------------
1st year since purchase.........................                   5%
2nd year since purchase.........................                   4%
3rd year since purchase.........................                   3%
4th year since purchase.........................                   2%
5th year since purchase.........................                   2%
6th year since purchase.........................                   1%
7th year since purchase.........................                 None

    The Brinson Fund will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of Class B shares under the Automatic Cash Withdrawal Plan.

    To minimize the deferred sales charge, the Brinson Fund will assume that a shareholder is selling:

- First, Class B shares representing reinvested dividends, and

- Second, Class B shares that the shareholder has owned the longest.

    FOR A DISCUSSION ON THE QUALIFICATION FOR A WAIVER OF THE DEFERRED SALES CHARGE ON SALES OF CLASS B SHARES, SEE "DEFERRED SALES CHARGE WAIVERS" ON PAGE B-9.

CLASS C SHARES

    Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is not invested in the Fund.

       SALES CHARGE AS A
         PERCENTAGE OF                 REALLOWANCE TO
-------------------------------       SELECTED DEALERS
                     NET AMOUNT       AS PERCENTAGE OF
OFFERING PRICE        INVESTED         OFFERING PRICE
--------------       ----------       ----------------
    1.00%              1.01%                 1.00%

    Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that a shareholder will pay the 12b-1 fees for as long as the shareholder owns Class C shares.

    Class C shares also have a contingent deferred sales charge of 0.75% applicable if a shareholder sells the shares within one year of the date the shares were purchased. The Brinson Fund calculates the deferred sales charge on sales of Class C shares by multiplying 0.75% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. The Brinson Fund will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of Class C shares under the Automatic Cash Withdrawal Plan.

    SALES CHARGE WAIVERS. A shareholder may qualify for a waiver of the front-end sales charge for Class C shares if the shareholder buys Class C shares through a UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and:

- the shareholder was the Financial Advisor's client at the competing brokerage firm;

- within 90 days of buying shares in the Brinson Fund, the shareholder sells shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and the shareholder either paid a sales charge to buy those shares, pays a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

- the shareholder purchases an amount that does not exceed the total amount of money the shareholder received from the sale of the other mutual fund.

    IF SHAREHOLDER IS ELIGIBLE FOR A COMPLETE WAIVER OF THE SALES CHARGE ON BOTH CLASS A SHARES AND CLASS C SHARES, THE SHAREHOLDER SHOULD PURCHASE THE CLASS A SHARES. CLASS A SHARES HAVE LOWER ONGOING EXPENSES AND ARE GENERALLY NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE WHEN THEY ARE SOLD.

    FOR A DISCUSSION ON THE QUALIFICATION FOR A WAIVER OF THE DEFERRED SALES CHARGE ON SALES OF CLASS C SHARES, SEE "DEFERRED SALES CHARGE WAIVERS" BELOW.

DEFERRED SALES CHARGE WAIVERS

CLASS A, CLASS B AND CLASS C SHARES

    A shareholder may qualify for a complete waiver of the deferred sales charge for Class A, Class B or Class C shares. The deferred sales charge will be waived for sales of Class A, Class B and Class C shares for:

- Redemptions of Class A shares by former holders of Class N shares;

- Exchanges between funds for which Brinson Advisors or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

- Redemptions following the death or disability of the shareholder or beneficial owner;

- Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer;

- Redemptions made in connection with the Automatic Cash Withdrawal Plan (see "Automatic Cash Withdrawal Plan" in the SAI), provided that such redemptions:

    - are limited annually to no more than 12% of the original account value;

    - are made in equal monthly amounts, not to exceed 1% per month; and

    - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

- Redemptions of shares purchased through retirement plans.

    NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

    If a shareholder thinks that he or she qualifies for any of the sales charge waivers, the shareholder may need to provide documentation to Brinson Advisors or the Brinson Fund. For more information, a shareholder should contact his or her investment professional or correspondent firm or call

1-800-647-1568. For more information on the Brinson Fund's Automatic Cash Withdrawal Plan, see the Statement of Additional Information of this Prospectus/Proxy Statement.

CLASS Y SHARES

    Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares.

    The following shareholders are eligible to purchase Class Y shares:

    - Shareholders of the Class I shares of any Brinson fund who held such shares as of the date the shares were redesignated Class Y shares;

    - Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

    - Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

    - Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

    - Banks, registered investment advisers and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model; and

    - Other investors as approved by the Brinson Trust's Board of Trustees.

    Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

    Shares of the Brinson Fund may be purchased through an investment professional at a broker-dealer or other financial institution with which Brinson Advisors has a selected dealer agreement to sell the Brinson Fund or through the Brinson Fund's transfer agent.

    If a shareholder wishes to invest in other funds for which Brinson Advisors or any of its affiliates serves as principal underwriter, the shareholder can do so by:

- Contacting an investment professional (if the shareholder has an account at UBS PaineWebber or at another financial institution that has entered into a selected dealer agreement with Brinson Advisors);

- Buying shares through the transfer agent as described below; or

- Opening an account by exchanging shares from another fund for which Brinson Advisors or any of its affiliates serves as principal underwriter.

    The Brinson Fund and Brinson Advisors reserve the right to reject a purchase order or suspend the offering of shares.

THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS

    As mentioned above, the Brinson Fund has entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases, be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Brinson Fund. The Brinson Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee accepts the order. Such orders will be priced at the Brinson Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if the shares were purchased directly from the Fund. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Brinson Fund.

    Brinson Partners, or its affiliates, may, from their own resources, compensate Service Providers for services performed with respect to the Brinson Fund's Class Y shares. These services may include marketing, shareholder servicing, recordkeeping and/or other services. When these service arrangements are in effect, they are generally made available to all qualified Service Providers.

MINIMUM INVESTMENTS

    Class A, Class B and Class C shares:

To open an account................................  $   1,000
To add to an account..............................  $     100

    Class Y shares:

To open an account................................  $1,000,000
To add to an account..............................  $   2,500

    The Brinson Fund may waive or reduce these amounts for:

- Employees of Brinson Advisors or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

    In addition, the Brinson Fund will waive the minimum investment amounts for Class Y shares for:

- Shareholders who owned Class I shares of the Brinson Fund prior to their redesignation as Class Y shares;

- Retirement plans with 5,000 or more eligible employees in the plan or $100 million in plan assets; or

- Retirement plans offered through a common platform that have an aggregate $100 million in plan assets.

    MARKET TIMERS. The interests of the Brinson Fund's long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." When large dollar amounts are involved, the Brinson Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Brinson Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When Brinson Advisors believes frequent trading would have a disruptive effect on the ability to manage the Brinson Fund's investments, Brinson Advisors and the Brinson Fund may reject purchase orders and exchanges into the Fund by any person, group or account that Brinson Advisors believes to be a market timer.

SELLING SHARES

    Shares of the Brinson Fund may be sold at any time. If a shareholder owns more than one class of shares, it should be specified which class is to be sold. If a shareholder does not, the Brinson Fund will assume that the shareholder wants to sell shares in the following order: Class A, then Class C, then
Class B and last, Class Y.

    If a shareholder wants to sell shares that were purchased recently, the Brinson Fund may delay payment until it verifies that it has received good payment.

    For a shareholder that holds shares in a brokerage account, shares may be sold by contacting an investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees.

    If shares of the Brinson Fund were purchased through the transfer agent, shares may be sold as explained below.

    If a shareholder sells Class A shares and then repurchases Class A shares of the Brinson Fund within 365 days of the sale, the shareholder can reinstate his or her account without paying a sales charge.

    The Brinson Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment the shareholder is redeeming is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, shareholders may incur brokerage costs converting the securities to cash.

    It costs the Fund money to maintain shareholder accounts. Therefore, the Brinson Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the Brinson Fund elects to do this with a shareholder's account, it will notify the shareholder that he or she can increase the amount invested to $500 or more within 60 days. The Brinson Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Brinson Fund's net asset values.

EXCHANGING SHARES

    A shareholder may exchange Class A, Class B or Class C shares of the Brinson Fund for shares of the same class of many other funds for which Brinson Advisors or any of its affiliates serves as principal underwriter. A shareholder may not exchange Class Y shares.

    A shareholder will not pay either a front-end sales charge or a deferred sales charge when the shares are exchanged. However, a shareholder may have to pay a deferred sales charge if the shareholder later sells the shares acquired in the exchange. A fund will use the date of the original share purchase to determine whether a shareholder must pay a deferred sales charge when the shareholder sells the shares of the fund acquired in the exchange. Class B shares of other funds acquired in an exchange for Class B Transaction Shares will retain the deferred sales charge schedule described above for Class B Transaction Shares.

    Other Brinson funds may have different minimum investment amounts. A shareholder may not be able to exchange shares if the exchange is not as large as the minimum investment amount in the other fund.

    A shareholder may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received payment from the shareholder.

    A shareholder that purchased shares through a financial institution may exchange shares by placing an order with that institution. Shares purchased through the transfer agent may be exchanged as described below.

    The Brinson Fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

    If a shareholder wishes to invest in the Brinson Fund through its transfer agent, PFPC Inc., an application can be obtained by calling 1-800-647-1568. The shareholder must complete and sign the application and mail it, along with a check to the transfer agent.

    A shareholder may also sell or exchange shares by writing to the Brinson Fund's transfer agent. The letter must include:

- The shareholder's name and address;

- The shareholder's account number;

- The name of the Fund whose shares are being sold, and if shares are being exchanged, the name of the Fund whose shares are being purchased;

- The dollar amount or number of shares to be sold and/or exchanged; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

    Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

    PFPC Inc.
    Attention: Brinson Mutual Funds
    P. O. Box 8950
    Wilmington, DE 19899.

PRICING AND VALUATION

    The price at which a shareholder may buy, sell or exchange Fund shares is based on net asset value per share. The Brinson Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. The Brinson Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.

    The price for buying, selling or exchanging shares of the Brinson Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Brinson Fund receives the order in good form. If a shareholder places an order through a broker, the shareholder's investment professional is responsible for making sure that the order is promptly sent to the Brinson Fund.

    The Brinson Fund calculates its net asset value based on the current market value of its portfolio securities. The Brinson Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the board of trustees. The Brinson Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

    Foreign securities are valued at their closing prices on the exchange on which they are traded. The resulting values are converted from the local currency into U.S. Dollars using current exchange rates. Foreign securities may trade in their local markets on weekends or other days when the Brinson Fund does not price its shares. Therefore, the net asset value of the Brinson Fund may change on days when shareholders will not be able to buy or sell their Fund shares.

                                   MANAGEMENT

INVESTMENT ADVISOR

    Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of June 30, 2001, Brinson Partners had over $370.3 billion in assets under management.

    Brinson Partners is an indirect wholly owned subsidiary of UBS AG, and a member of the UBS Asset Management Division.

SUB-ADVISOR

    The Advisor employs its affiliate Brinson Partners (NY), Inc. ("Brinson
(NY)") to serve as sub-advisor to the Brinson Fund. Brinson (NY) is also a subsidiary of UBS AG. As of June 30, 2001, Brinson (NY) had approximately $14.3 billion in assets under management. Brinson (NY) is located at 10 East 50th Street, New York, NY.

    Subject to the Advisor's control and supervision, Brinson (NY) is responsible for managing the investment and reinvestment of that portion of the Brinson Fund's portfolio that the Advisor designates from time to time, including placing orders for the purchase and sale of portfolio securities. Brinson (NY) also furnishes the Advisor with investment recommendations, asset allocation advice, research and other investment services subject to the direction of the Trust's Board and officers.

PORTFOLIO MANAGEMENT

    Investment decisions for the Brinson Fund are made by investment management teams at Brinson Partners and Brinson (NY). No member of any investment management team is primarily responsible for making recommendations for portfolio purchases.

ADVISORY FEES

    The investment advisory fees payable to Brinson Partners, before fee waivers, by the Brinson Fund during its last fiscal year was 0.60% of the average net assets of the Brinson Fund. The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses of the Brinson Fund do not exceed 0.70% of the average net assets of the Fund, with the exception of 12b-1 expenses of the Class A, Class B and Class C shares. On August 28, 2001, the Brinson Trustees approved the submission of a proposal to shareholders of the Brinson Fund that would eliminate this permanent fee waiver and expense reimbursement. If the proposal is approved by shareholders, the permanent fee waiver and expense reimbursement arrangement will be replaced by a one-year contractual fee waiver and expense reimbursement at the current rate.

    The Advisor pays Brinson (NY) a portion of the fee the Advisor receives under its investment advisory agreement with the Brinson Fund at the rate of 0.10% of the Brinson Funds daily net assets. See the Statement of Additional Information of this Prospectus/Proxy Statement for further information.

ADMINISTRATOR

    Effective November 5, 2001, Brinson Advisors, Inc., located at 51 West 52nd Street, New York, NY 10019-6114, is the administrator of the Brinson Fund. Brinson Advisors, Inc. is an indirect wholly owned asset management subsidiary of UBS AG. The Brinson Fund pays Brinson Advisors, Inc. at the annual contract rate of 0.075% of its average daily net assets for administrative services.

                              DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

    Income dividends are normally declared, and paid, by the Brinson Fund monthly. Capital gains, if any, are distributed in December. The amount of any distributions will vary, and there is no guarantee the Brinson Fund will pay either income dividends or capital gain distributions.

    Classes with higher expenses are expected to have lower income dividends. For example, Class B and Class C shares are expected to have the lowest dividends of the Brinson Fund's shares, while Class Y shares are expected to have the highest.

    A shareholder will receive income dividends and capital gain distributions in additional shares of the same class of the Brinson Fund unless the shareholder notifies his or her investment professional or the Brinson Fund in writing that the shareholder elects to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

    If a shareholder invests in the Brinson Fund shortly before the Fund makes a distribution, the shareholder could receive a portion of the investment back in the form of a taxable distribution.

TAXES

    In general, if a shareholder is a taxable investor, Fund distributions are taxable to the shareholder as either ordinary income or capital gains. This is true whether distributions are reinvested in additional Fund shares or received in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to a shareholder as ordinary income, Fund distributions of long-term capital gains are taxable to a shareholder as long-term capital gains no matter how long the shareholder has owned the shares. Every January, shareholders will receive a statement that shows the tax status of the distributions received for the previous year.

    By law, the Brinson Fund must withhold a portion of a shareholder's taxable distributions and redemption proceeds unless the shareholder:

- provides his/her/its correct social security or taxpayer identification number,

- certifies that this number is correct,

- certifies that the shareholder is not subject to backup withholding, and

- certifies that he/she/it is a U.S. person (including a U.S. resident alien).

    The Brinson Fund also must withhold if the IRS instructs it to do so.

    When a shareholder sells shares in the Brinson Fund, the shareholder may realize a capital gain or loss. For tax purposes, an exchange of Fund shares for shares of a different Brinson or PACE Fund is the same as a sale.

    Fund distributions and gains from the sale of Fund shares generally are subject to state and local taxes. Any foreign taxes the Brinson Fund pays on its investments may be passed through to shareholders as foreign tax credits. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. A shareholder should consult a tax advisor about the federal, state, local or foreign tax consequences of an investment in the Brinson Fund.

                          PLEASE SIGN, DATE AND RETURN
                               YOUR PROXY TODAY.
                  Please detach at perforation before mailing.
PROXY                  SPECIAL MEETING OF SHAREHOLDERS OF                  PROXY
                 PAINEWEBBER HIGH INCOME FUND-NOVEMBER 8, 2001

THIS PROXY IS BEING SOLICITED FOR THE BOARD OF TRUSTEES OF BRINSON MANAGED INVESTMENTS TRUST, ON BEHALF OF ITS SERIES, PAINEWEBBER HIGH INCOME FUND, AND RELATES TO THE PROPOSAL INDICATED BELOW. The undersigned hereby revokes all previous proxies for his shares and appoints as proxies Scott H. Griff and Victoria Drake, and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Painewebber High Income Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern Time, on November 8, 2001 at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this card will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" PROPOSAL 1 RELATING TO THE REORGANIZATION OF THE PAINEWEBBER HIGH INCOME FUND INTO THE HIGH YIELD FUND, A SERIES OF THE BRINSON FUNDS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE SPECIAL MEETING ABOUT WHICH THE PROXIES WERE NOT AWARE PRIOR TO THE TIME OF SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXIES TO VOTE IN THEIR DISCRETION.
                                      VOTE VIA THE INTERNET:
                                      VOTE VIA THE TELEPHONE:
                                      CONTROL NUMBER:
                                      NOTE: IF SHARES ARE HELD BY AN
                                      INDIVIDUAL, SIGN YOUR NAME EXACTLY
                                      AS IT APPEARS ON THIS CARD. IF
                                      SHARES ARE HELD JOINTLY, EITHER
                                      PARTY MAY SIGN, BUT THE NAME OF THE
                                      PARTY SIGNING SHOULD CONFORM EXACTLY
                                      TO THE NAME SHOWN ON THIS CARD. IF
                                      SHARES ARE HELD BY A CORPORATION,
                                      PARTNERSHIP OR SIMILAR ACCOUNT, THE
                                      NAME AND THE CAPACITY OF THE
                                      INDIVIDUAL SIGNING SHOULD BE
                                      INDICATED UNLESS IT IS REFLECTED IN
                                      THE FORM OF REGISTRATION. FOR
                                      EXAMPLE: "ABC CORP., JOHN DOE,
                                      TREASURER."

                                          ---------------------------------------------
                                          SIGNATURE
                                          ---------------------------------------------
                                          SIGNATURE (IF HELD JOINTLY)
                                                                               ,   2001
                                          --------------------------------------
                                          DATE

            PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY.
                  Please detach at perforation before mailing.

Please date and sign the reverse side of this proxy and return it promptly in the enclosed envelope. This proxy will not be voted unless it is dated and signed exactly as instructed.

When properly signed, the proxy will be voted as instructed below. If no instruction is given for a proposal, voting will be made "For" that proposal.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

                                                              FOR   AGAINST   ABSTAIN
1. To approve an Agreement and Plan of Reorganization         / /     / /       / /
   between Brinson Managed Investments Trust, on behalf of
   its series, PaineWebber High Income Fund (the
   "PaineWebber Fund"), and The Brinson Funds, on behalf of
   its series, High Yield Fund (the "Brinson Fund"), that
   provides for the acquisition of substantially all of the
   assets, subject to the liabilities, of the PaineWebber
   Fund in exchange for shares of the Brinson Fund, the
   distribution of such shares to the shareholders of the
   PaineWebber Fund, and the complete liquidation and
   dissolution of the PaineWebber Fund.

                    PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.

PART B
                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                                THE BRINSON FUNDS
                            DATED SEPTEMBER 28, 2001


Acquisition of the Assets of the
PAINEWEBBER HIGH INCOME FUND
(a series of Brinson Managed Investments Trust)


By and in exchange for shares of the
HIGH YIELD FUND
(a series of The Brinson Funds)

         This Statement of Additional Information ("SAI") relates specifically to the proposed acquisition (the "Transaction") of substantially all of the assets, subject to the liabilities, of the PaineWebber High Income Fund (the "PaineWebber Fund"), a series of Brinson Managed Investments Trust (the "PaineWebber Trust"), for shares of High Yield Fund (the "Brinson Fund" or the "Series"), a series of The Brinson Funds (the "Brinson Trust").

         This SAI also includes the following documents, which are attached to and legally considered to be a part of this SAI:

               1. Annual Report of the Brinson Fund for the fiscal year ended June 30, 2001.

               2. Annual Report of the PaineWebber Fund for the fiscal year ended November 30, 2000.

               3. Pro Forma Financial Statements reflecting the financial situation of the Brinson Fund following the Transaction as if the Transaction had taken place on June 30, 2001.

         This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated September 28, 2001, relating to the Transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-647-1568 or by writing to the Brinson Fund at 209 South LaSalle Street, Chicago, Illinois 60604-1295.

                                TABLE OF CONTENTS


GENERAL INFORMATION ABOUT THE BRINSON TRUST.......................................................................3
         Diversified Status.......................................................................................3
         General Definitions......................................................................................3
INVESTMENT STRATEGIES.............................................................................................4
INVESTMENTS RELATING TO THE SERIES................................................................................4
         Cash and Cash Equivalents................................................................................4
         Repurchase Agreements....................................................................................5
         Reverse Repurchase Agreements............................................................................5
         Borrowing................................................................................................5
         Loans of Portfolio Securities............................................................................6
         Futures..................................................................................................6
         Options..................................................................................................7
         Index Options...........................................................................................10
         Special Risks of Options on Indices.....................................................................10
         Rule 144A and Illiquid Securities.......................................................................11
         Investment Company Securities...........................................................................11
         Other Investments.......................................................................................12
         Equity Securities.......................................................................................12
         Exchange-Traded Index Securities........................................................................12
         Eurodollar Securities...................................................................................12
         Foreign Securities......................................................................................12
         Forward Foreign Currency Contracts......................................................................13
         Non-Deliverable Forwards................................................................................13
         Options on Foreign Currencies...........................................................................14
         Short Sales.............................................................................................15
         Lower Rated Debt Securities.............................................................................15
         Pay-In-Kind Bonds.......................................................................................16
         Convertible Securities..................................................................................16
         When-Issued Securities..................................................................................17
         Mortgage-Backed Securities and Mortgage Pass-Through Securities.........................................17
         Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment
            Conduits ("REMICs")..................................................................................19
         Dollar Rolls............................................................................................20
         Other Mortgage-Backed Securities........................................................................20
         Asset-Backed Securities.................................................................................21
         Zero Coupon and Delayed Interest Securities.............................................................22
         Emerging Markets Investments............................................................................23
         Risks of Investing in Emerging Markets..................................................................25
SECONDARY RISKS..................................................................................................26
INVESTMENT RESTRICTIONS..........................................................................................26
MANAGEMENT OF THE TRUST..........................................................................................27
         Trustees and Officers...................................................................................28
         Compensation Table......................................................................................30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................31
INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS.......................................32
         Advisor.................................................................................................32
         Sub-Advisor.............................................................................................33
         Administrative, Accounting and Custody Services.........................................................34
         Principal Underwriting Arrangements.....................................................................35
         Prior Distribution Arrangements.........................................................................37

         Transfer Agency Services................................................................................38
         Independent Auditors....................................................................................38
         Legal Counsel...........................................................................................38
         Personal Trading Policies...............................................................................38
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.................................................................38
         Portfolio Turnover......................................................................................40
SHARES OF BENEFICIAL INTEREST....................................................................................40
REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION AND OTHER SERVICES.........................41
         Sales Charge Reductions and Waivers.....................................................................41
         Automatic Cash Withdrawal Plan..........................................................................43
         Individual Retirement Accounts..........................................................................43
         Transfer of Accounts....................................................................................43
         Transfer of Securities..................................................................................44
CONVERSION OF CLASS B SHARES.....................................................................................44
NET ASSET VALUE..................................................................................................44
TAXATION.........................................................................................................46
         Additional Information on Distributions and Taxes.......................................................46
         Distributions...........................................................................................46
         Investments in Foreign Securities.......................................................................47
         Taxes...................................................................................................47
PERFORMANCE CALCULATIONS.........................................................................................50
         Total Return............................................................................................51
         Yield...................................................................................................51
FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS.........................................................52
CORPORATE DEBT RATINGS --- APPENDIX A...........................................................................A-1
SECONDARY RISKS --- APPENDIX B..................................................................................B-1
PRO FORMA FINANCIAL STATEMENTS..................................................................................C-1

GENERAL INFORMATION ABOUT THE BRINSON TRUST

         The Brinson Trust currently offers shares of the following eighteen series, representing separate portfolios of investments: U.S. Bond Fund, High Yield Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Value Equity Fund, U.S. Large Cap Growth Fund, U.S. Large Cap Equity Fund, U.S. Small Cap Equity Fund, U.S. Small Cap Growth Fund, U.S. Real Estate Equity Fund, Global Balanced Fund (formerly Global Fund), Global Equity Fund, Global Technology Fund, Global Biotech Fund, Global Bond Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund and International Equity Fund (formerly, Global (Ex-U.S.) Equity Fund). As of October 29, 2001, the Brinson Trust will offer four classes of shares for each series: the Brinson Fund-Class A (the "Class A shares," prior to October 29, 2001, designated as the Brinson Fund-Class
N), Brinson Fund-Class B (the "Class B shares"), Brinson Fund-Class C (the "Class C shares") and Brinson Fund-Class Y (the "Class Y shares," prior to October 29, 2001, designated as the Brinson Fund-Class I). Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") in the first year of ownership, and are subject to annual 12b-1 plan expenses of 0.25% of average daily net assets of the respective series. Class B shares have a CDSC and are subject to annual 12b-1 distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan expenses of 0.25% of average daily net assets. Class C shares have a front-end sales charge and a CDSC and are subject to annual 12b-1 distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan expenses of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Brinson Trust was organized as a Delaware business trust on December 1, 1993.

DIVERSIFIED STATUS

         The Brinson Fund is "diversified," as that term is defined in the Investment Company Act of 1940, as amended (the "Act").

GENERAL DEFINITIONS

         As used throughout this SAI, the following terms shall have the meanings listed:

         "Act" shall mean the Investment Company Act of 1940, as amended.

         "Administrator" or "Brinson Advisors" shall mean Brinson Advisors, Inc., which, as of November 5, 2001, serves as the Series' administrator.

         "Advisor" or "Brinson Partners" shall mean Brinson Partners, Inc., which serves as the Series' investment advisor.

         "Board" shall mean the Board of Trustees of the Trust.


         "Brinson Fund" or "Series" shall mean the High Yield Fund.

         "Brinson Trust" or "Trust" shall mean The Brinson Funds, an open-end management investment company registered under the Act.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Moody's" shall mean Moody's Investors Services, Inc.

         "SEC" shall mean the U.S. Securities and Exchange Commission.

         "S&P" shall mean Standard & Poor's Ratings Group.

         "Sub-Advisor" shall mean Brinson Partners (NY), Inc., f/k/a UBS Asset Management (New York), Inc., which serves as the sub-advisor to the Series.

         "Underwriter" or "Brinson Advisors" shall mean Brinson Advisors, Inc., which serves as the Series' underwriter.

         "1933 Act" shall mean the Securities Act of 1933, as amended.

INVESTMENT STRATEGIES

         The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objective and policies set forth in the Prospectus/Proxy Statement. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

INVESTMENTS RELATING TO THE SERIES

CASH AND CASH EQUIVALENTS

         The Series may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Series may also invest a portion of its assets in shares issued by money market mutual funds. When unusual market conditions warrant, the Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When the Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

         Under the terms of an exemptive order issued by the SEC, the Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date;
(iv) to be invested on a strategic management basis (i-iv are herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in the series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained Brinson Partners to manage its investments. The Trustees of the Trust also serve as Trustees of the Brinson Supplementary Trust. The Supplementary Trust Series invests in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less, and operates in accordance with Rule 2a-7 under the Act. The Series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets. In the event that Brinson Partners waives 100% of its investment advisory fee with respect to the Series, as calculated monthly, then the Series will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Series.

REPURCHASE AGREEMENTS

         When the Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by the Series to the seller secured by the securities transferred to the Series. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Series, would exceed 15% of the value of the net assets of the Series.

         Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, the Series will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements involve sales of portfolio securities of the Series to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Series to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. The Series retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Series will direct its custodian bank to place cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Series in an amount equal to the repurchase price. Any assets held in any segregated accounts maintained by the Series with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets held in a segregated account are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

         A reverse repurchase agreement involves the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such, are subject to the same investment limitations.

BORROWING

         The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series will not borrow money in excess of 33 1/3% of the value of its total assets. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements.

LOANS OF PORTFOLIO SECURITIES

         The Series may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Series may call the loan at any time and receive the securities loaned; (3) the Series will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Series.

         Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Series will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

FUTURES

         The Series may enter into contracts for the purchase or sale for future delivery of securities and indices. The Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

         A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Series of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Series incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. The Series may enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Series' total assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Series' total assets.

         When the Series enters into a futures transaction, it must deliver to the futures commission merchant selected by the Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board.

         The Series will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, the Series may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

         While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

         The Series may enter into futures contracts to protect against the adverse affects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market. The Series may also enter into futures contracts as a low cost method for gaining exposure to a particular securities market without directly investing in those securities.

         To the extent that market prices move in an unexpected direction, the Series may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if the Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Series may be required to sell securities at a time when it may be disadvantageous to do so.

OPTIONS

         The Series may purchase and write call or put options on foreign or U.S. securities and indices and enter into related closing transactions, but will only engage in option strategies for non-speculative purposes. The Series may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

         The Series may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Series' ability to effectively hedge its securities. The Series has been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, the Series will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

         PURCHASING CALL OPTIONS - The Series may purchase call options on securities to the extent that premiums paid by the Series do not aggregate more than 20% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

         The Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Series may expire without any value to the Series, in which event the Series would realize a capital loss which will be short-term unless the option was held for more than one year.

         COVERED CALL WRITING - The Series may write covered call options from time to time on such portions of its portfolio, without limit, as Brinson Partners determines is appropriate in seeking to achieve the Series' investment objective. The advantage to the Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Series, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         PURCHASING PUT OPTIONS - The Series may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Series' total assets. The Series will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, the Series will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. The Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which the Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         WRITING PUT OPTIONS - The Series may also write put options on a secured basis which means that the Series will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Series. Secured put options will generally be written in circumstances where Brinson Partners wishes to purchase the underlying security for the Series' portfolio at a price lower than the current market price of the security. In such event, the Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Series may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Series may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

INDEX OPTIONS

         The Series may purchase exchange-listed call options on fixed income indices and sell such options in closing sale transactions for hedging purposes. The Series may purchase call options on broad market indices to temporarily achieve market exposure when the Series is not fully invested.

         In addition, the Series may purchase put options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes. The Series may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Series from a decline in value of heavily weighted industries in the Series' portfolio. Put options on fixed income indices may also be used to protect the Series' investments in the case of a major redemption.

         The Series may also write (sell) put and call options on fixed income indices. While the option is open, the Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

         Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets.

SPECIAL RISKS OF OPTIONS ON INDICES

         The Series' purchases of options on indices will subject it to the risks described below.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Series will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Series of options on indices is subject to Brinson Partners' ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Series would not be able to close out options which it had purchased and the Series may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

         If the Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RULE 144A AND ILLIQUID SECURITIES

         The Series may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional investors.

         The Board has instructed Brinson Partners to consider the following factors in determining the liquidity of a security purchased under Rule 144A:
(i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of the Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and Brinson Partners will continue to monitor the liquidity of that security to ensure that the Series has no more than 15% of its net assets in illiquid securities.

         The Series will limit investments in securities of issuers which the Series are restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Series' net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board.

         If Brinson Partners determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, Brinson Partners will determine what action shall be taken to ensure that the Series continue to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

INVESTMENT COMPANY SECURITIES

         Subject to the provisions of any exemptive orders issued by the SEC (as described in following paragraphs), securities of other investment companies may be acquired by the Series to the extent that such purchases are consistent with the Series' investment objective and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made,
(i) not more than 5% of the value of the Series' total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Series' total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Series. Certain exceptions to these limitations may apply. As a shareholder of another investment company, the Series would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the Series would bear in connection with its own operations.

         The Series may invest in securities issued by other registered investment companies advised by Brinson Partners pursuant to exemptive relief granted by the SEC. The Series will invest in portfolios of the Brinson Relationship Funds only to the extent that the Advisor determines that such investments are a more efficient means for the Series to gain exposure to an asset class than by investing directly in individual securities.

OTHER INVESTMENTS

         The Board may, in the future, authorize the Series to invest in securities other than those listed in this SAI and in the Series' Prospectus, provided such investment would be consistent with the Series' investment objective and that it would not violate any of the Series' fundamental investment policies or restrictions.

EQUITY SECURITIES

         The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series expects its U.S. equity investments to emphasize large and intermediate capitalization companies. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country.

EXCHANGE-TRADED INDEX SECURITIES

         Subject to the limitations on investment in investment company securities and its own investment objective, the Series may invest in exchange-traded index securities that are currently operational and that may be developed in the future. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear certain operational expenses. To the extent the Series invests in these securities, the Series must bear these expenses in addition to the expenses of its own operation.

EURODOLLAR SECURITIES

         The Series may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

FOREIGN SECURITIES

         Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Prospectus/Proxy Statement, which are not typically associated with investing in U.S. issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Series permit it to enter into forward foreign currency exchange contracts, futures and options in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

FORWARD FOREIGN CURRENCY CONTRACTS

         The Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

         Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Series will account for forward contracts by marking-to-market each day at current forward contract values.

         The Series will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when the Series enters into a forward contract to sell an amount of foreign currency, the Series' custodian or sub-custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

NON-DELIVERABLE FORWARDS

         The Series may, from time to time, engage in non-deliverable forward transactions to manage currency risk. A non-deliverable forward is a transaction that represents an agreement between the Series and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Series and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

         When the Series enters into a non-deliverable forward transaction, the Series' custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such non-deliverable forward transaction. If the additional Segregated Assets placed in the segregated account decline in value or the amount of the Series' commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments under the non-deliverable forward agreement.

         Since the Series generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Series will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Series will succeed in pursuing contractual remedies. The Series thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

         In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Series could sustain losses on the non-deliverable forward transaction. The Series' investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

OPTIONS ON FOREIGN CURRENCIES

         The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Series' exposure to changes in currency exchange rates. The Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the dollar price of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency.

         The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         The Series may write covered call options on foreign currencies. A call option written on a foreign currency by the Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in Segregated Assets in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

SHORT SALES

         The Series may from time to time sell securities short. In the event that the Advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Series will only enter into short sales for hedging purposes. The Series will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Series must replace the borrowed security. All short sales will be fully collateralized and the Series will not sell securities short if immediately after and as a result of the short sale, the value of all securities sold short by the Series exceeds 25% of its total assets. The Series will also limit short sales of any one issuer's securities to 2% of its total assets and to 2% of any one class of the issuer's securities. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Series may be unable to replace a borrowed security sold short.

LOWER RATED DEBT SECURITIES

         Fixed income securities rated lower than Baa by Moody's or BBB by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

         In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

         The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

         Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

         Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Series. If a call were exercised by the issuer during a period of declining interest rates, the Series likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Series and any dividends to investors.

         Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

         Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity and valuation.

PAY-IN-KIND BONDS

         The Series may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Series will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Series until the cash payment date or until the bonds mature.

CONVERTIBLE SECURITIES

         The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

WHEN-ISSUED SECURITIES

         The Series may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Series will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Series makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that the Series' net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Series will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities. The Segregated Assets maintained by the Series with respect to any when-issued or forward delivery securities shall be liquid, unencumbered and marked-to-market daily, and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

         The Series may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Series may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

         The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of the Series' shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association ("FNMA"), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Series may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Series, the prepayment right of mortgagors may limit the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

         Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As the Series receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. The Series may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

         The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly owned U. S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Series' shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

         Freddie Mac is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates ("PCs") which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

         A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         Most if not all newly-issued debt securities backed by pools of real estate mortgages will be issued as regular and residual interests in REMICs because, as of January 1, 1992, new CMOs which do not make REMIC elections will be treated as "taxable mortgage pools," a wholly undesirable tax result. Under certain transition rules, CMOs in existence on December 31, 1991 are unaffected by this change. The Series will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

DOLLAR ROLLS

         The Series may enter into dollar rolls in which the Series sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Series forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Series is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Series could also be compensated through receipt of fee income. The Series intends to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. The Trust does not believe the Series' obligations under dollar rolls are senior securities and accordingly, the Series, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

OTHER MORTGAGE-BACKED SECURITIES

         The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Series' investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES

         The Series may invest a portion of its assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases). The Series will not invest in asset-backed securities with remaining effective maturities of less than thirteen months.

         Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Series pay the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

         The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

         The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

ZERO COUPON AND DELAYED INTEREST SECURITIES

         The Series may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

         Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Series will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Series is "diversified," or for any other purpose, under the Act.

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

EMERGING MARKETS INVESTMENTS

         The Series may invest up to 25% of its total assets in securities of foreign issuers, which may include securities of issuers in emerging markets. The Series may invest in equity securities of issuers in emerging markets, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The Series also may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. The Series also may invest in debt securities of corporate issuers in developing countries.

         The Series' investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

         The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay, Panama, Peru and Venezuela. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

         Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Series invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Series to suffer a loss of interest or principal in any of its holdings.

         The Series may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Series anticipates investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Series is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Series in Structured Securities will be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

         The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Series will acquire the Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor to be creditworthy.

         When the Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         The Series also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

         The Series' investments in emerging market securities will at all times be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

RISKS OF INVESTING IN EMERGING MARKETS

         There are additional risks inherent in investing in less developed countries which are applicable to the Series. The Series considers a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation, or the United Nations or its authorities. An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the principal trading market of the security is an emerging market; (ii) the primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made, or services performed in an emerging market country; or (iii) at least 50% of the assets of the issuer are situated in emerging market countries.

         Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

         As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         The issuers of the government and government-related debt securities in which the Series expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

SECONDARY RISKS

         The principal risks of investing in the Series are described in Exhibit B of the Prospectus/Proxy Statement. The secondary risks of investing in the Series are described in Appendix B hereto.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Series. Unless otherwise indicated, all percentage limitations listed below apply to the Series only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Series' total assets will not be considered a violation.

The Series may not:

         (i) Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Series' total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Series, except that up to 25% of the value of the Series' total assets may be invested without regard to such 5% and 10% limitations;

         (ii) Purchase or sell real estate, except that the Series may purchase or sell securities of real estate investment trusts;

         (iii) Purchase or sell commodities, except that the Series may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

         (iv) Issue securities senior to the Series' presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Series from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or
                  (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof;

         (v) Make loans to other persons, except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objective and policies and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Series may also make loans to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

         (vi) Borrow money, except that the Series may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Series' total assets (including the amount borrowed);

         (vii) Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies); and

         (viii) Act as an underwriter, except to the extent the Series may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

MANAGEMENT OF THE TRUST

         The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

         The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with Brinson Partners, are listed below.

                              TRUSTEES AND OFFICERS

                                         POSITION WITH
NAME                           AGE         THE TRUST                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----                           ---         ---------                    -------------------------------------------
Walter E. Auch                  80          Trustee              Retired; prior thereto, Chairman and CEO of Chicago Board of
6001 N. 62nd Place                                               Options Exchange 1979-1986; Trustee of the Trust since May,
Paradise Valley, AZ  85253                                       1994; Trustee, Brinson Relationship Funds since 1994; Trustee,
                                                                 Brinson Supplementary Trust since 1997; Director, Thomson
                                                                 Asset Management Corp. since 1987; Director, Fort Dearborn
                                                                 Income Securities, Inc. 1987-1995; Director, Smith Barney VIP
                                                                 Fund since 1991; Director, SB Advisers since 1992; Director,
                                                                 SB Trak since 1992; Director, Banyan Realty Trust since 1988;
                                                                 Director, Banyan Land Fund II since 1988; Director, Banyan
                                                                 Mortgage Investment Fund since 1989; and Director, Express
                                                                 America Holdings Corp. since 1992, and Nicholas/Applegate
                                                                 Funds and Legend Properties, Inc.; Director, Geotek
                                                                 Industries, Inc. 1987-1998.

Frank K. Reilly                 65          Chairman and         Professor, University of Notre Dame since 1982; Trustee of the
College of Business                         Trustee              Trust since 1993; Trustee, Brinson Relationship Funds since
Administration                                                   1994; Trustee, Brinson Supplementary Trust since 1997;
University of                                                    Director of The Brinson Funds, Inc. 1992-1993; Director, Fort
Notre Dame                                                       Dearborn Income Securities, Inc. since 1993; Director,
Notre Dame, IN  46556-0399                                       Greenwood Trust Company since 1993; and Director, Dean Witter
                                                                 Trust, FSB since 1996.


Edward M. Roob                  66          Trustee              Retired; prior thereto, Senior Vice President, Daiwa
841 Woodbine Lane                                                Securities America Inc. 1986-1993; Trustee of the Trust since
Northbrook, IL  60002                                            1995; Trustee, Brinson Relationship Funds since 1995; Trustee,
                                                                 Brinson Supplementary Trust since 1997; Director, Fort
                                                                 Dearborn Income Securities, Inc. since 1993; Director, Brinson
                                                                 Trust Company since 1993; Committee Member, Chicago Stock
                                                                 Exchange since 1993.

Brian M. Storms*                46          Trustee and          President (since 1999) and Chief Executive Officer (since
51 W. 52nd Street                           President            2000), Brinson Advisors, Inc.; President, Prudential
New York, NY  10019                                              Investments 1996-1999; President, Prudential mutual fund,
                                                                 annuity and managed money businesses 1996-1998; Trustee of the
                                                                 Trust since 2001; Trustee, Brinson Relationship Funds since
                                                                 2001; Trustee, Brinson Supplementary Trust since 2001.

* Mr. Storms is an "interested person" of the Trust, as that term is defined in the Act.

                           POSITION WITH      OFFICER
NAME                AGE      THE TRUST         SINCE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----                ---      ---------        -------                -------------------------------------------

Carolyn M. Burke*   33        Vice              1995             Director, Brinson Partners, Inc. since 1997; Associate,
                              President                          Brinson Partners, Inc. 1995-1996; Vice President of the Trust
                                                                 since 2000; Secretary, Treasurer and Principal Accounting
                                                                 Officer of the Trust 1997-2001; Assistant Secretary of the
                                                                 Trust 1996-1997; Vice President of Brinson Relationship Funds
                                                                 since 2000; Secretary, Treasurer and Principal Accounting
                                                                 Officer of Brinson Relationship Funds, 2000-2001; Vice
                                                                 President of Brinson Supplementary Trust since 2000;
                                                                 Secretary, Treasurer and Principal Accounting Officer of
                                                                 Brinson Supplementary Trust, 2000-2001.

Amy R.              39        Vice President    2001             Executive Director and the General Counsel, Brinson
Doberman**                    and Secretary                      Advisors, Inc. since 2000; General Counsel, Aeltus
                                                                 Investment Management, Inc. 1996-2000; previously,
                                                                 Assistant Chief Counsel, Division of Investment
                                                                 Management, SEC; Vice President and Secretary of 22
                                                                 investment companies for which Brinson Advisors, UBS
                                                                 PaineWebber or one of their affiliates serves as
                                                                 investment advisor.

Paul H.             38        Treasurer         2001             Executive Director and the Head of the Mutual Fund Finance
Schubert***                   and                                Department, Brinson Advisors, Inc. since 1997; First Vice
                              Principal                          President and Senior Manager of Mutual Fund Finance
                              Accounting                         Department, Brinson Advisors, Inc. 1994-1997; Treasurer and
                              Officer                            Principal Accounting Officer of the Trust since 2001;
                                                                 Treasurer and Principal Accounting Officer of Brinson
                                                                 Relationship Funds since 2001; Treasurer and Principal
                                                                 Accounting Officer of Brinson Supplementary Trust since 2001;
                                                                 Vice President and Treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their
                                                                 affiliates serves as investment advisor.

David E. Floyd*     32        Assistant         1998             Associate Director, Brinson Partners, Inc. since 1998;
                              Secretary                          Associate, Brinson Partners, Inc., 1994-1998; Assistant Trust
                                                                 Officer, Brinson Trust Company since 1993; Assistant Secretary of the Trust since 1998; Assistant Secretary, Brinson
                                                                 Relationship Funds since 1998; Assistant Secretary, Brinson
                                                                 Supplementary Trust since 1998.

Mark F. Kemper*     43        Assistant         1999             Director, Brinson Partners, Inc. since 1993; Secretary,
                              Secretary                          Brinson Partners, Inc. since 1999; Assistant Secretary,
                                                                 Brinson Partners, Inc. 1993-1999; Assistant Secretary, Brinson
                                                                 Trust Company since 1993; Secretary, UBS Brinson since 1998;
                                                                 Assistant Secretary, Brinson Holdings, Inc. 1993-1998;
                                                                 Assistant Secretary of the Trust since 1999; Assistant
                                                                 Secretary, Brinson Relationship Funds since 1999; Assistant
                                                                 Secretary, Brinson Supplementary Trust since 1999.


------------
* This person's business address is Brinson Partners, Inc., 209 South LaSalle Street, Chicago, IL 60604-1295.

** This person's business address is Brinson Advisors, Inc., 51 West 52nd Street, New York, NY 10019-6114.
***    This person's  business address is Brinson Advisors, Inc., Newport
       Center III, 499 Washington Blvd., 14th Floor, Jersey City, NJ 07310-1998.

COMPENSATION TABLE

                                    TRUSTEES

                                                 AGGREGATE COMPENSATION                 TOTAL COMPENSATION FROM
                                               FROM TRUST FOR FISCAL YEAR               TRUST AND FUND COMPLEX
NAME AND POSITION HELD                             ENDED JUNE 30, 2001                     PAID TO TRUSTEES(1)
----------------------                             -------------------                     ----------------
Walter E. Auch, Trustee                                    $21,600                              $49,200
6001 N. 62nd Place
Paradise Valley, AZ  85253

Frank K. Reilly, Trustee                                   $21,600                              $61,800
College of Business Administration
University of Notre Dame
Notre Dame, IN  46556-0399

Edward M. Roob, Trustee                                    $21,600                              $62,500
841 Woodbine Lane
Northbrook, IL  60002

(1) This amount represents the aggregate amount of compensation paid to the Trustees for (a) service on the Board for the Trust's most recently completed fiscal year; and (b) service on the Board of Trustees of three other investment companies managed by Brinson Partners for the fiscal year ended June 30, 2001, with respect to Messrs. Reilly and Roob, and two other companies managed by Brinson Partners for the fiscal year ended June 30, 2001, with respect to Mr. Auch. During this period, the Trust had thirteen operating series. Mr. Storms did not receive any compensation from the Trust for the fiscal year ended June 30, 2001.

         No officer or Trustee of the Trust who is also an officer or employee of Brinson Partners receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with Brinson Partners a fee of $6,000 per year, plus $300 per series per meeting, and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

         The Board has an Audit Committee, which has the responsibility, among other things, to (i) recommend the selection of the Trust's independent auditors, (ii) review and approve the scope of the independent auditors' audit activity, (iii) review the audited financial statements, and (iv) review with such independent auditors the adequacy of the series' basic accounting system and the effectiveness of the series' internal controls. The Audit Committee met once during the fiscal year ended June 30, 2001. There is no separate nominating or investment committee. Items pertaining to these committees are submitted to the full Board.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 31, 2001, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

         As of July 31, 2001, the following persons owned, of record or beneficially, more than 5% of the outstanding voting shares of the Brinson Fund-Class Y (formerly, Brinson Fund-Class I), Brinson Fund-Class A (formerly, Brinson Fund-Class N) or UBS Investment Funds class of shares of the Series, as applicable:


                                                              PERCENTAGE OF                      PERCENTAGE OF
NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                    CLASS                              SERIES
----------------------------------------------                    -----                              ------
BRINSON FUND-CLASS Y
*+UBS AG                                                            39.75%                             38.27%
       New York, NY

*+BBH & Co.                                                         26.33%                             25.35%
       Jersey City, NJ

Brown Brothers Harriman                                              5.80%                              5.58%
       New York, NY

State Street Bank & Trust Co.                                        5.31%                              5.11%
       New York, NY

BRINSON FUND-CLASS A
*Brinson Partners, Inc.                                            100.00%                                N/A
       Chicago, IL

BRINSON FUND-INVESTMENT FUNDS CLASS
*PaineWebber                                                        34.93%                              1.30%
       Woodland Hills, CA

Blush and Co.                                                       10.93%                              0.41%
       New York, NY

PaineWebber                                                         10.35%                              0.38%
       Hillsborough, CA

David J. Nash                                                        7.64%                              0.28%
       New York, NY

PJ Mechanical Corp                                                   6.16%                              0.23%
       New York, NY

* Person deemed to control the class within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that class.

+ Person deemed to control the Series within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that Series.

        Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or a particular Series.

                   INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING
                         AND OTHER SERVICE ARRANGEMENTS

ADVISOR

         Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 2001, $370.3 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners is a wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Asset Management Division. UBS Asset Management has offices worldwide in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. UBS, headquartered in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. UBS was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

         Brinson Partners also serves as the investment advisor to two other investment companies, The Brinson Relationship Funds and Fort Dearborn Income Securities, Inc., and as a sub-advisor to the Vision Group of Funds and two funds within the Brinson Advisors family of funds.

         Pursuant to its investment advisory agreement (the "Agreement") with the Trust, on behalf of the Series, Brinson Partners receives from the Series a monthly fee at an annual rate of 0.60% multiplied by the average daily net assets of the Series for providing investment advisory services. Brinson Partners is responsible for paying its expenses. The Series pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with Brinson Partners; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities;
(6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs;
(8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrative and transfer agent and any related services; (10) expenses of obtaining quotations of the Series' portfolio securities and of pricing the Series' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

         General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the series of the Trust in proportion to their relative net assets. Expenses which relate exclusively to a particular series, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that series.

         The Agreement permits the Advisor to engage the services of sub-advisors to assist in managing the assets of the Series.

         The Advisor has agreed to waive its fees and reimburse expenses to the extent that total operating expenses exceed 0.70% of the Series' average daily net assets, without regard to any 12b-1 Plan expenses.

         Advisory fees accrued to Brinson Partners from the Series were as follows:


                                                FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                                 JUNE 30, 1999*          JUNE 30, 2000          JUNE 30, 2001
                                                 --------------          -------------          -------------
Gross Advisory Fees Earned By Advisor               $173,302               $336,440               $317,198
Net Advisory Fees Paid After Fee Waiver             $137,039               $248,712               $227,248
Fund Expenses Paid By Advisor                        $36,263                $87,728                $89,950

* Effective December 19, 1998, and as further discussed below, UBS High Yield Bond Fund was reorganized into the Series. Fees for the Brinson Fund reflect fees paid during the period from January 1, 1999 through June 30, 1999. The Series initially had a fiscal year ending on December 31. At the February 22, 1999 Board of Trustees' meeting, the Board of Trustees of the Trust voted to change the fiscal year end of the Series to June 30.

         Prior to the reorganization of the UBS High Yield Bond Fund (the "UBS Fund") into the Series, the UBS Fund invested substantially all of its investable assets in a corresponding portfolio of UBS Investor Portfolios Trust (the "UBS Portfolio"). Under the investment advisory agreement of the UBS Portfolio with the New York office of UBS, as the successor to the New York Branch of the Union Bank of Switzerland ("UBS-NY"), UBS-NY was entitled to a monthly fee of 0.45% of the UBS Portfolio's average daily net assets. UBS-NY agreed to waive its fees and reimburse the UBS Fund and the UBS Portfolio to the extent that the UBS Fund's total operating expenses (including its share of the UBS Portfolio's expenses) exceeded 0.90% of the UBS Fund's average daily net assets on an annual basis.

         Advisory fees accrued to UBS-NY for the UBS Fund for the period January 1, 1998 through December 18, 1998 were as follows:

                                                            JANUARY 1,1998 TO DECEMBER 18, 1998
                                                            -----------------------------------
Gross Advisory Fees Earned By UBS-NY                                      $71,860
Net Advisory Fees Paid After Fee Waiver                                     $ 0
Fund Expenses Paid By UBS-NY                                             $117,430


         Under a sub-advisory agreement with UBS Brinson, Inc., as the successor to UBS Asset Management (New York), Inc. (the "Prior Sub-Advisor"), UBS-NY paid the Prior Sub-Advisor a monthly fee of the UBS Portfolio's average daily net assets as follows: 0.25% of the first $25 million; 0.20% of the next $25 million; and 0.15% over $50 million.

         UBS-NY was responsible for paying the Prior Sub-Advisor its fees. For the period January 1, 1998 to December 18, 1998, UBS-NY did not pay any fees to the Prior Sub-Advisor on behalf of the UBS Portfolio.

SUB-ADVISOR

         The Advisor has entered into a sub-advisory agreement with Brinson
(NY), Inc., f/k/a UBS Asset Management (New York), Inc. (the "Sub-Advisor"), 10 East 50th Street, New York, New York, on behalf of the Series. The Sub-Advisor is an affiliate of the Advisor. Under the direction of the Advisor, the Sub-Advisor is responsible for managing the investment and reinvestment of that portion of the Series' portfolio that the Advisor designates from time to time. The Sub-Advisor had previously served as advisor to the UBS Portfolio. The Sub-Advisor furnishes the Advisor with investment recommendations, asset allocation advice, research and other investment services subject to the direction of the Trust's Board and officers. The Advisor pays the Sub-Advisor 0.10% of the fee it receives under its Agreement with the Series. The Adviser paid the Sub-Advisor $52,866 for its services to the Series for the fiscal year ended June 30, 2001.

ADMINISTRATIVE, ACCOUNTING AND CUSTODY SERVICES

         ADMINISTRATIVE AND ACCOUNTING SERVICES. Effective November 5, 2001, Brinson Advisors, with its principal office located at 51 West 52nd Street, New York, New York 10019-6114, serves as the Series' administrator. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS. Brinson Advisors is an affiliate of the Advisor.

         As administrator, Brinson Advisors supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, Brinson Advisors will not be liable for any error of judgement or mistake of law or for any loss suffered by the Series, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Brinson Advisors in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract terminates automatically upon its assignment and is terminable at any time without penalty by the Board or by vote of the holders of a majority of a Series' outstanding voting securities, on 60 days' written notice to Brinson Advisors, or by Brinson Advisors on 60 days' written notice to the Trust. J.P. Morgan Investors Services Co. ("J.P. Morgan") (formerly named Chase Global Funds Services Company) provides accounting, portfolio valuation and certain administrative services for the Series under a Multiple Services Agreement between the Trust and The Chase Manhattan Bank ("Chase"). J.P. Morgan is located at 73 Tremont Street, Boston, MA 02108-3913 and is a corporate affiliate of Chase.

         The Series pays a fee to Brinson Advisors that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of the Series. This fee is the same amount that was previously paid to J.P. Morgan as the Trust's administrator.

         Until November 5, 2001, J.P. Morgan served as administrator, accounting and portfolio valuation agent, and transfer agent under a Multiple Services Agreement, which also included the custodian services performed by Chase. For the fiscal years ended June 30, 2001 and June 30, 2000, the Series paid $396 and $1,087, respectively, to J.P. Morgan for administration, accounting, portfolio valuation and transfer agency services.

         For the period October 1, 1998 through June 30, 1999, aggregate fees paid to J.P. Morgan for administration, accounting, portfolio valuation and transfer agency services for the Series were $418. For the period December 19, 1998 through December 31, 1998, the Series did not pay any fees to J.P. Morgan for these services.

         Prior to the reorganization of the UBS Fund into the Trust in December, 1998, IBT Trust & Custodial Services (Ireland) Limited ("IBT Ireland") and Investors Bank and Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts 02116, provided certain administrative services to the UBS Portfolio and the UBS Fund, respectively, pursuant to Administration Agreements. For its services under the Administration Agreements, the UBS Portfolio paid IBT Ireland a fee calculated daily and paid monthly equal, on an annual basis, to 0.07% of the UBS Portfolio's first $100 million in average daily net assets and 0.05% of the assets in excess of $100 million. For its services under the Administration Agreements, the UBS Fund paid Investors Bank a fee calculated daily and paid monthly equal, on an annual basis, to 0.065% of the UBS Fund's first $100 million in average daily net assets and 0.025% of the next $100 million in average daily net assets. Investors Bank was not paid a fee from a UBS Fund on average daily net assets in excess of $200 million.

         The administrative fees for the period January 1, 1998 through December 18, 1998 paid to IBT Ireland and Investors Bank by the UBS High Yield Bond Portfolio and the UBS High Yield Bond Fund, respectively, are as follows:


                                                                  JANUARY 1, 1998 THROUGH
                 SERIES                      ADMINISTRATOR            DECEMBER 18, 1998
                 ------                      -------------            -----------------
UBS High Yield Bond Portfolio*                IBT Ireland                  $16,854
UBS High Yield Bond Fund*                    Investors Bank                $21,515


* Effective on December 19, 1998, UBS High Yield Bond Fund was reorganized into the Series. The Series initially had fiscal years ending on December
     31. At the February 22, 1999 Board of Trustees' meeting, the Board of Trustees of the Trust voted to change the fiscal year end of the Series to June 30.

         CUSTODY SERVICES. The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017 ("Chase") provides custodian services for the securities and cash of the Series. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period and out-of-pocket expenses. Chase utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

PRINCIPAL UNDERWRITING ARRANGEMENTS

         Brinson Advisors acts as the principal underwriter of each class of shares of the Series pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contract"). The Principal Underwriting Contract requires Brinson Advisors to use its best efforts, consistent with its other businesses, to sell shares of the Series. Shares of the Series are offered continuously. Brinson Advisors enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Series shares.

         Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Series adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), the Series pays Brinson Advisors a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, the Series pays Brinson Advisors a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. Under the Class C Plan, the Series pays Brinson Advisors a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the class of shares. There is no distribution plan with respect to the Series' Class Y shares and the Series pays no service or distribution fees with respect to the Class Y shares.

         Brinson Advisors uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Series by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

         Brinson Advisors uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling the Series' Class B and Class C shares, respectively, and to offset the Series' marketing costs attributable to such classes, such as the preparation, printing and distribution of sales literature and advertising and distributing prospectuses and other shareholder materials to prospective investors. Brinson Advisors may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to Brinson Advisors' distribution activities.

         Brinson Advisors receives the proceeds of the initial sales charge paid when Class A and Class C shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

         The Plans and the Principal Underwriting Contract specify that the Series must pay service and distribution fees to Brinson Advisors as compensation for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Brinson Advisors' expenses for the Series exceed the service or distribution fees it receives, the Series will not be obligated to pay more than those fees. On the other hand, if Brinson Advisors' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Brinson Advisors' sole responsibility and not that of the Series. Annually, the Board reviews the Plans and Brinson Advisors' corresponding expenses for each class of shares of the Series separately from the Plans and expenses of the other classes of shares.

         Among other things, each Plan provides that (1) Brinson Advisors will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Series under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Series and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

         In reporting amounts expended under the Plans to the Board members, the Trust allocates to each class of shares of the Series any fees and expenses incurred by the Trust in connection with the distribution or servicing of such class of shares under the Plan adopted for such class.

         In approving the Class A Plan, the Class B Plan and the Class C Plan, the Board considered all the features of the distribution system and the anticipated benefits to the Series and its shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Series' assets and potential continued growth, (2) the services provided to the Series and its shareholders by Brinson Advisors, (3) the services provided by dealers pursuant to each dealer agreement with Brinson Advisors, and (4) Brinson Advisors' shareholder service-related expenses and costs and, for Class B and Class C shares, shareholder service-related and distribution-related expenses and costs. With respect to the Class B Plan, the Board also recognized that Brinson Advisors' willingness to compensate dealers without the concomitant receipt by Brinson Advisors of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

         With respect to each Plan, the Board considered all compensation that Brinson Advisors would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to Brinson Advisors under each Plan, in that Brinson Advisors would receive service and distribution fees that are calculated based upon a percentage of the average net assets of the Series, which fees would increase if the Plans were successful and the Series attained and maintained significant asset levels.

PRIOR DISTRIBUTION ARRANGEMENTS

         Until October 26, 2001, a distribution plan, adopted pursuant to Rule 12b-1 under the Act, had related to the Trust's UBS Investment Funds class of shares of the Series (the "UBS Investment Plan"). The Board had also adopted a separate distribution plan (the "Class N Plan") pursuant to Rule 12b-1 under the Act, for the Series' Brinson Fund-Class N shares (the UBS Investment Plan and the Class N Plan together, the "Prior Plans"), which was in place until November 2, 2001. The Prior Plans had permitted the Series to reimburse Funds Distributor Inc., the Trust's former underwriter ("FDI"), Brinson Partners and others from the assets of the UBS Investment Funds class of shares and Brinson Fund-Class N shares with a quarterly fee for services and expenses incurred in distributing and promoting sales of UBS Investment Funds class of shares and Brinson Fund-Class N shares, respectively. These expenses had included, but were not limited to, preparing and distributing advertisements and sales literature, printing prospectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the UBS Investment Funds class of shares and the Brinson Fund-Class N shares or FDI. In addition, the Series (as well as the Advisor, from the Advisor's own resources) had made payments directly to FDI for payment to dealers or others, or directly to others, such as banks, who had assisted in the distribution of the UBS Investment Funds class of shares or Brinson Fund-Class N shares or provided services with respect to the UBS Investment Funds class of shares or Brinson Fund-Class N shares.

         UBS, or one of its affiliates, pursuant to a selected dealer agreement, had provided additional compensation to securities dealers from its own resources in connection with sales of the UBS Investment Funds class of shares or Brinson Fund-Class N shares of the Series.

         The aggregate distribution fees paid by the Series from the assets of the UBS Investment Funds class of shares to FDI and others under the UBS Investment Plan could not exceed 0.90% of a Series' average daily net assets in any year (0.25% of which were service fees to be paid by the Series to FDI, dealers and others, for providing personal service and/or maintaining shareholder accounts). The UBS Investment Plan had provided, however, that the aggregate distribution fees for the Series could not exceed 0.85% for the 2001 fiscal year.

         The aggregate distribution fees paid by the Series from the assets of the respective Brinson Fund-Class N shares to FDI and others under the Class N Plan could not exceed 0.25% of a Series' average daily net assets in any year.

         The UBS Investment Plans did not apply to the Brinson Fund-Class I or the Brinson Fund-Class N shares of each Series and those shares were not included in calculating the UBS Investment Plans' respective fees. The Class N Plan did not apply to the Brinson Fund-Class I or the UBS Investment Funds class of shares of each Series and those shares were not included in calculating the Class N Plan's fees.

         The quarterly fees paid to FDI under the Plans were subject to the review and approval by the Trust's Trustees who were not "interested persons" of the Advisor or FDI (as defined in the Act) and who could reduce the fees or terminate the Plans at any time.

         Amounts spent on behalf of the UBS Investment Funds and Class N Shares pursuant to the Plans during the fiscal year ended June 30, 2001 are set forth below:

------------------------------------------------------------------------------------------------------------------------------
                                                                            COMPENSATION
                                          COMPENSATION     COMPENSATION     TO UBS SALES
        CLASS              PRINTING      TO UNDERWRITERS    TO DEALERS        PERSONNEL       ADVERTISING         OTHER
------------------------------------------------------------------------------------------------------------------------------
UBS Investment Fund    $0.00           $0.00            $0.00            $19,256.63       $0.00               $0.00
------------------------------------------------------------------------------------------------------------------------------
Class N                $0.00           $0.00            $0.00                 $0.00       $0.00               $0.00

TRANSFER AGENCY SERVICES

         Effective August 20, 2001, PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

INDEPENDENT AUDITORS

         Ernst & Young LLP, New York, New York, are the independent auditors of the Trust.

LEGAL COUNSEL

         Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and its independent trustees.

PERSONAL TRADING POLICIES

         The Trust, Brinson Partners, Brinson Advisors and the Sub-Advisor have each adopted a Code of Ethics under Rule 17j-1 of the Act. Each Code of Ethics establishes standards by which certain personnel covered by the rule may invest in securities that may be purchased or held by the Series but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         Brinson Partners is responsible for decisions to buy and sell securities for the Series and for the placement of the Series' portfolio business and the negotiation of commissions, if any, paid on such transactions. Subject to the direction of Brinson Partners, the Sub-Advisor is responsible for decisions to buy and sell securities and for the placement of portfolio business and the negotiation of commissions, if any, paid on such transactions, for the portion of the Series' assets that the Sub-Advisor manages. Portfolio transactions placed by the Sub-Advisor may be effected through Brinson Partners' or the Sub-Advisor's trading desk. Fixed income securities in which the Series invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. Brinson Partners and the Sub-Advisor are responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Series.

         The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, the Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners or the Sub-Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which Brinson Partners or the Sub-Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, Brinson Partners and the Sub-Advisor consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brinson Partners and the Sub-Advisor may also consider the sale of shares of the Series and other funds that they advise as a factor in the selection of brokers or dealers to effect transactions for the Series, subject to the Brinson Partners and Sub-Advisor's duties to seek best execution. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Series, to Brinson Partners or to the Sub-Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows Brinson Partners and the Sub-Advisor to supplement their own investment research activities and obtain the views and information of others prior to making investment decisions. Brinson Partners and the Sub-Advisor are of the opinion that, because this material must be analyzed and reviewed by their staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Series by supplementing the Advisor's and the Sub-Advisor's research.

         Brinson Partners and the Sub-Advisor effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Series effects its securities transactions may be used by Brinson Partners or the Sub-Advisor in servicing all of their accounts; not all such services may be used in connection with the Series. In the opinion of Brinson Partners and the Sub-Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Series). Brinson Partners and the Sub-Advisor will attempt to equitably allocate portfolio transactions among the Series and others whenever concurrent decisions are made to purchase or sell securities by the Series and another. In making such allocations between the Series and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Series and the others. In some cases, this procedure could have an adverse effect on the Series. In the opinion of Brinson Partners and the Sub-Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

         When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the Advisor, the Sub-Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series, the Advisor or the Sub-Advisor may act as an underwriter. The Series may effect future transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor, the Sub-Advisor or the Series in accordance with procedures adopted by the Board.

         The Series did not incur brokerage commissions during its last three fiscal years. For the fiscal years ended June 30, 1999, 2000 and 2001, the Trust and the Advisor had no agreements or understandings with a broker or otherwise causing brokerage transactions or commissions for research services.

PORTFOLIO TURNOVER

         The Series is free to dispose of its portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the Series' investment objective. The Series will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Series' investment objective.

         The Series does not intend to use short-term trading as a primary means of achieving its investment objective. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

         Under normal circumstances, the portfolio turnover rate for the Series may exceed 100%, and in some years, 200%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

         The portfolio turnover rate of the Series for the fiscal years ended June 30, 2000 and June 30, 2001 was 73% and 87%, respectively.

SHARES OF BENEFICIAL INTEREST

         As of November 5, 2001, the Trust will offer four classes of shares for the Series: the Brinson Fund-Class A (the Class A shares) (formerly known as the Brinson Fund-Class N shares), Brinson Fund-Class B (the Class B shares), Brinson Fund-Class C (the Class C shares), and Brinson Fund-Class Y (the Class Y shares) (formerly known as the Brinson Fund-Class I shares). The Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Series and has identical voting, dividend, redemption, liquidation, and other rights and preferences as the other classes of the Series, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class B shares and Class C shares may vote on matters that affect only the Class B Plan and Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to the Series' fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Series do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Series into a greater or lesser number of shares so affected. In the case of a liquidation of the Series, each shareholder of the Series will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution out of assets, net of liabilities, of the Series. No shareholder is liable for further calls or assessment by the Series.

         On any matters affecting only one series of the Trust or class of the Series, only the shareholders of that series or class are entitled to vote. On matters relating to the Trust but affecting the series differently, separate votes by the affected series or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a series or class, the matter shall have been effectively acted upon with respect to any series or class if a majority of the outstanding voting securities of that series or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective series. In addition, subject to certain conditions, shareholders of each series may apply to the series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

         Prior to October 29, 2001, the Trust is authorized to issue interests in the Series in three classes of shares: the Brinson Fund-Class I, the Brinson Fund-Class N and the UBS Investment Funds class of shares. At the meeting of the Board of Trustees held on May 21, 2001, the Board approved:
(i) the establishment and creation of the Class B shares and Class C shares of the Series; (ii) the redesignation of the Class I shares of the Series as the Class Y shares of the Series; and (iii) the abolishment and liquidation of the UBS Investment Funds class of shares of the Series. The Board approved the redesignation of the Class N shares of the Series as the Class A shares of the Series, effective October 29, 2001. Accordingly, effective October 29, 2001, Class I shares of the Series will be redesignated as Class Y shares of the Series and Class N Shares of the Series will be redesignated as Class A Shares of the Series. Effective October 26, 2001, the UBS Investment Fund class of shares of the Series will be liquidated, and all outstanding UBS Investment Funds shares will be redeemed. Prior to October 29, 2001, Class B and Class C shares of the Series will not be offered by the Trust.

REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION AND OTHER SERVICES

SALES CHARGE REDUCTIONS AND WAIVERS

         LETTER OF INTENT. A shareholder may qualify for a reduced sales charge when the shareholder buys Class A shares, as described in the Prospectus/Proxy Statement. At any time, a shareholder may file with the Trust a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one fund and will be effective only after notification to Brinson Advisors that the investment qualifies for a discount. A shareholder's holdings in certain fund shares acquired up to 90 days before the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until the shareholder fulfills the Letter of Intent. If, at the end of the 13-month period, the shareholder has not met the terms of the Letter of Intent, an amount of shares equal to the difference owed will be deducted from his or her account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to the shareholder.

If the Letter of Intent contemplated by the purchases are not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

         RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT. A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares already owned in funds for which Brinson Advisors or any of its affiliates serves as principal underwriter. To determine if a shareholder qualifies for a reduced front-end sales charge, the amount of the shareholder's current purchase is added to the cost or current value, whichever is higher, of the shareholder's other Class A shares as well as those Class A shares of the shareholder's spouse and children under the age of 21. If the shareholder is the sole owner of a company, the company accounts may also be added, including retirement plan accounts invested in Class A shares of the funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the funds to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide Brinson Advisors with sufficient information to verify that the purchase qualifies for the privilege or discount.

         WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.



         PAYMENTS BY BRINSON ADVISORS -- CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As principal underwriter of the Class Y shares, Brinson Advisors may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of funds for which Brinson Advisors or any of its affiliates serves as principal underwriter to shareholders who buy $10 million or more at any one time.

         ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in Exhibit B of the Prospectus/Proxy Statement, shares of the Series may be exchanged for shares of the corresponding class of other series of the Trust and many other Funds for which Brinson Advisors or one of its affiliates serves as principal underwriter. Class Y shares are not eligible for exchange.

         Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange privilege, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Series temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Series' investment objective, policies and restrictions.

         The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board, result in the necessity of the Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Series' shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Series taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Series' net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of the Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where the Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Series shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Series, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Series by nature of a greater than 5% ownership interest in the Series.

         The Series may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Series to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Series' portfolio at the time.

         FINANCIAL INSTITUTIONS. The Series may authorize financial institutions or their agents, to accept on the Series' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Series will be deemed to have received these purchase and redemption orders when such an institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Series' net asset value next computed after receipt of the order by the service organizations or their agents.

AUTOMATIC CASH WITHDRAWAL PLAN

         The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Brinson mutual fund accounts. Minimum balances and withdrawals vary according to the class of shares:

o Class A and Class C shares. Minimum value of Series shares is $5,000; minimum withdrawals of $100.

o Class B shares. Minimum value of Series shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

         Withdrawals under the automatic cash withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Series account when the shareholder signed up for the plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

         An investor's participation in the automatic cash withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Series account at the time the shareholder elects to participate), less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of the Series concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A and Class C shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semi-annual plans, Brinson Advisors will arrange for redemption by the Series of sufficient Series shares to provide the withdrawal payments specified by participants in the automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to Brinson Advisors or the Series' transfer agent, PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a automatic cash withdrawal plan from their investment professionals or PFPC at 1-800-647-1568.

INDIVIDUAL RETIREMENT ACCOUNTS

         Self-directed IRAs are available in which purchases of shares of Brinson and PACE Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

         If investors holding Class A, Class B, Class C or Class Y shares of the Series in a brokerage account transfer their brokerage accounts to another firm, the Series shares will be moved to an account with PFPC. However, if the other firm has entered into a selected dealer agreement with Brinson Advisors relating to the Series, the shareholder may be able to hold Series shares in an account with the other firm.

TRANSFER OF SECURITIES

         At the discretion of the Trust, investors may be permitted to purchase Series shares by transferring securities to the Series that meet the Series' investment objective and policies. Securities transferred to the Series will be valued in accordance with the same procedures used to determine the Series' net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Series in exchange for securities will be issued at net asset value per share of the Series determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Series unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

CONVERSION OF CLASS B SHARES

         Class B shares of the Series will automatically convert to Class A shares of the Series, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Net Asset Value") of the month in which the sixth anniversary of the initial issuance of those Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean the date of issuance the original Class B shares of the fund that were exchanged (directly or through the Series of exchanges) for the Series' Class B shares. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares of the Series, or of those of other funds for which Brinson Advisors serves as investment advisor or investment manager, are held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

NET ASSET VALUE

         The net asset value per share is calculated separately for each class of the Series. The net asset value per share of a class of the Series is computed by dividing the value of the assets related to that class of the Series, less the liabilities related to that class, by the number of shares of the class of the Series outstanding.

         Each class of the Series will bear pro rata all of the common expenses of the Series. The net asset values of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of the Series. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of such shares of such classes, except that none of the shares of a class will incur any of the expenses under the 12b-1 plan of another class.

         Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the NYSE, which currently is 4:00 p.m. Eastern time on each day the NYSE is open for trading. The Series reserves the right to change the time at which purchases, redemptions or exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. The NYSE is open for trading on every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (day observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

         Portfolio securities listed on a national or foreign securities exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on a particular day or an exchange, are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Other portfolio securities which are traded in the over-the-counter market are valued at the bid price as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Valuations of fixed income and equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect the fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board.

         Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. Swaps will be priced at fair value based on (1) swap prices provided by broker-dealers; (2) values, or estimates of values, of the applicable equity indices and foreign rates underlying the contracts; and (3) consideration of other relevant factors. A fund's obligation under a swap agreement will be accrued daily (offset by any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of segregated assets. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

         Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of the Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. Where a foreign securities market remains open at the time that the Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

         Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the Class B shares and the Class C shares will generally be lower than that of the Class A shares and Class Y shares of the Series because of the higher expenses borne by the Class B shares and Class C shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

TAXATION

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

         2001 TAX ACT. On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001. This Tax Act includes provisions that significantly reduce individual income tax rates, provide for marriage penalty relief, eliminate phase-outs of the standard deduction and personal exemptions, provide additional savings incentives for individuals (generally by increasing the maximum annual contribution limits applicable to retirement and education savings programs) and provide for limited estate, gift and generation-skipping tax relief. While these provisions have important tax impacts on individual shareholders in the Series, their impact on the taxation of the Series are limited (as discussed in the following paragraphs).

DISTRIBUTIONS

         DISTRIBUTIONS OF NET INVESTMENT INCOME. The Series receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Series, constitutes the Series' net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends the Series pays are taxable to you as ordinary income.

         DISTRIBUTIONS OF CAPITAL GAINS.

         CAPITAL GAIN DISTRIBUTIONS. The Series may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Series. Any net capital gains realized by the Series generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Series.

         TAXATION OF FIVE YEAR GAINS

         SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions generally are subject to a maximum rate of tax of 10%. However, if you receive distributions from the Series' sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. The Series will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced rate of tax.

         SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (25, 28, 33 or 35% when fully phased-in in the year 2006), capital gain distributions are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from the Series' sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

INVESTMENTS IN FOREIGN SECURITIES

         PASS-THROUGH OF FOREIGN TAX CREDITS. The Series may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Series' income dividends paid to you. If more than 50% of the Series' total assets at the end of a fiscal year is invested in foreign securities, the Series may elect to pass through to you your pro rata share of foreign taxes paid by the Series. If this election is made, the Series may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Series will provide you with the information necessary to complete your personal income tax return if it makes this election.

         EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Series. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Series' ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Series' ordinary income distributions to you, and may cause some or all of the Series' previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Series. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         PFIC SECURITIES. The Series may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Series may mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Series is required to distribute, even though it has not sold the securities.

         INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. The Series will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Series shares for a full year, the Series may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Series. Distributions declared in December but paid in January are taxable to you as if paid in December.

TAXES

         ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The Series has elected to be treated as a regulated investment company under Subchapter M of the Code. The Series has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Series generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for the Series if the Board determines this course of action to be beneficial to shareholders. In that case, the Series would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Series' earnings and profits.

         EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Code requires the Series to distribute to you by December 31 of each year, at a minimum, the following amounts:

         o 98% of its taxable ordinary income earned during the calendar year;

         o 98% of its capital gain net income earned during the twelve month period ending October 31; and

         o 100% of any undistributed amounts of these categories of income or gain from the prior year.

         The Series intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

         REDEMPTION OF SHARES

         REDEMPTIONS. Redemptions (including redemptions in kind) and exchanges of Series shares are taxable transactions for federal and state income tax purposes. If you redeem your Series shares, or exchange them for shares of a different Brinson or PACE fund, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

         TAXATION OF FIVE YEAR GAINS.

         o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the redemption of your Series shares generally are subject to a maximum rate of tax of 10%. However, if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

         o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (25, 28, 33 or 35% when fully phased-in), gains from the redemption of your Series shares generally are subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Series shares purchased after January 1, 2001, and held for more than five years will be subject to a maximum rate of tax of 18%. You may, however, elect to mark your Series shares to market as of January 2, 2001. If you make this election, any Series shares that you acquired before this date also will be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay tax on any appreciation in the value of your Series shares as of January 2, 2001, and to restart your holding period in the shares as of that date. The election does not apply to Series shares redeemed on or before January 2, 2002.

         REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Series on those shares.

         WASH SALES. All or a portion of any loss that you realize on the redemption of your Series shares is disallowed to the extent that you buy other shares in the Series (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

         DEFERRAL OF BASIS. If you redeem some or all of your shares in the Series, and then reinvest the redemption proceeds in the Series or in another Brinson or PACE fund within 90 days of buying the original shares, the sales charge that might otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Series is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         U.S. GOVERNMENT SECURITIES. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Series. The income on Series investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

         DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. For corporate shareholders, it is anticipated that a portion of the dividends paid by the Series will qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. The dividends-received deduction is available only with respect to dividends designated by the Series as qualifying for this treatment. Qualifying dividends generally are limited to dividends of domestic corporations. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

         INVESTMENT IN COMPLEX SECURITIES. The Series may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you.
For example,

         DERIVATIVES. To the extent the Series invests in certain options, futures, forwards or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Series also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

         CONSTRUCTIVE SALES. The Series' entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

         TAX STRADDLES. The Series' investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Series' risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Series could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes. Under proposed regulations issued by the Internal Revenue Service, securities acquired as part of a "hedging transaction" may not be treated as a capital asset, and any gain or loss on the sale of these securities would be treated as ordinary income (rather than capital gain) or loss. These regulations, if ultimately adopted and deemed applicable to the Series, could apply to any offsetting positions entered into by the Series to reduce its risk of loss.

         SECURITIES PURCHASED AT DISCOUNT. The Series may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Series could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

         Each of the investments described above is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Series and distributed to you.

PERFORMANCE CALCULATIONS

         From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Series' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Series during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Series' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Series. Aggregate total return reflects the total percentage change over the stated period.

         To help investors better evaluate how an investment in the Series might satisfy their investment objectives, advertisements regarding the Series may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

         The principal value of an investment in the Series will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Series will not be included in the Series' calculations of yield or total return.

         Performance information for the various classes of shares of the Series will vary due to the effect of expense ratios on the performance calculations.

TOTAL RETURN

         Current yield and total return quotations used by the Series (and classes of shares) are based on standardized methods of computing performance mandated by rules adopted by the SEC. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the SEC formula:

P(1+T)/n/=ERV

         where:

                  P        =        a hypothetical initial payment of $1,000,
                  T        =        average annual total return,
                  n        =        number of years,
                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

         Based upon the foregoing calculations, the average annual total return for the Brinson Fund-Class Y shares (formerly Brinson Fund-Class I shares) of the Series, for the one-year period ended June 30, 2001 and the period September 30, 1997 (performance inception date) through June 30, 2001 was -1.83% and 2.93%, respectively.*

* This Series was reorganized as a series of the Trust on December 18, 1998. The average annual total return calculations also reflect the performance of the Series while it was a series of the UBS Private Investor Funds, Inc.

         Based on the foregoing calculations, the average annual total return for the Brinson Fund-Class A shares (formerly Brinson Fund-Class N shares) of the Series, for the one-year period ended June 30, 2001 and the period December 31, 1998 (commencement of operations) through June 30, 2001 was -2.28% and 0.09%, respectively.

YIELD

         As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base periods. According to the SEC formula:

Yield = 2[(a-b + 1)/6/ - 1
        ------------------
                           cd
         where:
               a  =  dividends and interest earned during the period.
               b  =  expenses accrued for the period (net of reimbursements).
               c  =  the average daily number of shares outstanding during the period  that were entitled to receive dividends.
               d  =  the maximum offering price per share on the last day of the period.

         The yield of the Series may be calculated by dividing the net investment income per share earned by the Series during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. The Series' net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

            FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS

         The Series' financial statements for the fiscal year ended June 30, 2001 and the reports thereon of August 3, 2001, which are contained in the Series' Annual Report dated June 30, 2001 (as filed with the SEC on August 29, 2001, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number 0000912057-01-530762)) are incorporated herein by reference.

CORPORATE DEBT RATINGS                                                APPENDIX A

MOODY'S INVESTORS SERVICE, INC. DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

STANDARD & POOR'S RATINGS GROUP DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

         AAA - This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree.

         A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

         B - Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC - Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

         CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in default, or is expected to default upon maturity or payment date.

         Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SECONDARY RISKS                                                       APPENDIX B

Below are descriptions of the secondary risks of investing in the Series.

DEFINITIONS OF RISKS

COUNTERPARTY RISK

The risk that when the Series engages in repurchase, reverse repurchase, derivative, when-issued, forward commitment, delayed settlement and securities lending transactions with another party, it relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to complete the transaction may cause the Series to incur a loss or to miss an opportunity to obtain a price believed to be advantageous.

DERIVATIVE RISK

The risk that downward price changes in a security may result in a loss greater than the Series' investment in the security. This risk exists through the use of certain securities or techniques that tend to magnify changes in an index or market.

FOREIGN COUNTRY AND CURRENCY RISKS

The risk that prices of the Series' investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. Dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

The World Bank and other international agencies consider a country to be an "emerging markets" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

GEOGRAPHIC CONCENTRATION RISK

The risk that if the Series has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

PREPAYMENT RISK

The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Series to re-invest in obligations with lower interest rates than the original obligations.

                         PRO FORMA FINANCIAL STATEMENTS


BRINSON HIGH YIELD FUND
PAINEWEBBER HIGH INCOME FUND
PROFORMA PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)


COMBINED                                                                     BRINSON        PAINEWEBBER
NUMBER OF                                                                  HIGH YIELD       HIGH INCOME         PROFORMA
SHARES/PAR                                                                    FUND              FUND            COMBINED
----------------------------------------------------------------------------------------------------------------------------
               Bonds -- 88.43%
               U.S. Corporate Bonds -- 84.02%
               Acetex Corp.
    $1,650,000 8.375%, due 02/01/08                                                           $  1,509,750      $ 1,509,750
       300,000 9.750%, due 10/01/03                                          $   298,875                            298,875
               Adelphia Communications Corp.
       400,000 7.875%, due 05/01/09                                              353,000                            353,000
       270,000 10.875%, due 10/01/10                                             273,375                            273,375
               Advances PCS
       100,000 8.500%, due 04/01/08                                              102,000                            102,000
               AES Corp.
       350,000 9.375%, due 09/15/10                                              353,500                            353,500
               Ainsworth Lumber Co., Ltd.
       160,000 12.500%, due 07/15/07                                             147,200                            147,200
               AirGate PCS, Inc. (c)
       500,000 0.000%, due 10/01/09                                              290,000                            290,000
               Airplane Pass Through Trust (g)
     4,938,500 10.880%, due 05/15/19                                                             3,308,795        3,308,795
               Alamosa Delaware, Inc.
       300,000 12.500%, due 02/01/11                                             270,000                            270,000
               Alamosa PCS Holdings, Inc. (c)
       150,000 0.000%, due 02/15/10                                               69,000                             69,000
               Allbritton Communications Co.
       250,000 9.750%, due 11/30/07                                              256,875                            256,875
               Allbritton Communications Co., Series B
       250,000 8.875%, due 02/01/08                                              248,750                            248,750
               Allegiance Telecom Inc.
     1,190,000 12.880%, due 05/15/08                                                             1,047,200        1,047,200
               Alliance Gaming Corp.
       350,000 10.000%, due 08/01/07                                             346,500                            346,500
               Allied Waste North America
       350,000 7.875%, due 01/01/09                                              342,125                            342,125
     3,000,000 10.00%, due 08/01/019                                                             3,082,500        3,082,500
               American Eco Corp.
     5,500,000 9.630%, due 05/15/08 (d), (e)                                                        55,000           55,000
               American Mobile Satellite Corp.
       182,000 12.250%, due 04/01/08                                              38,220                             38,220
               American Restaurant Group, Inc., Series B
       300,000 11.500%, due 02/15/03                                             285,000                            285,000
               American Standard, Inc.
     1,000,000 7.380%, due 02/01/08                                                                987,500          987,500
               American Tower Corp.
       350,000 9.375%, due 02/01/09                                              326,375                            326,375
               Ameristar Casino, Inc.


COMBINED                                                                     BRINSON        PAINEWEBBER
NUMBER OF                                                                  HIGH YIELD       HIGH INCOME         PROFORMA
SHARES/PAR                                                                    FUND              FUND            COMBINED
----------------------------------------------------------------------------------------------------------------------------
       300,000 10.750%, due 02/15/09                                             313,500                            313,500
               Amkor Technology, Inc.
       150,000 9.250%, due 02/15/08                                              141,000                            141,000
               Argo Tech Corp.,
     1,500,000 8.630%, due 10/01/07                                                              1,342,500        1,342,500
               Argosy Gaming Co.
       550,000 10.750%, due 06/01/09                                             591,250                            591,250
               Atlantic Express Transportation Corp. (g)
     2,398,000 10.750%, due 02/01/04                                                             1,462,780        1,462,780
               Aztar Corp.
     1,555,000 8.875%, due 05/15/07                                              557,775         1,012,500        1,570,275
               B&G Foods, Inc.
       400,000 9.625%, due 08/01/07                                              338,000                            338,000
               Ball Corp.
     1,000,000 8.250%, due 08/01/08                                                              1,010,000        1,010,000
               Bally Total Fitness Corp., Series D
       500,000 9.875%, due 10/15/07                                              496,250                            496,250
               BE Aerospace, Inc.
       160,000 8.875%, due 05/01/11                                              158,400                            158,400
     2,000,000 9.500%, due 11/01/08                                                              2,020,000        2,020,000
               Bear Island Paper Co. LLC
       375,000 10.000%, due 12/01/07                                             352,500                            352,500
               Belden & Blake Corp.
       515,000 9.875%, due 06/15/07                                              419,725                            419,725
               Benedek Communications Corp. (g)
     2,000,000 13.250%, due 05/15/06                                                             1,120,000        1,120,000
               Blount Inc. (g)
     2,250,000 13.000%, due 08/01/09                                                             1,350,000        1,350,000
               Boyd Gaming Corp.
        15,000 9.500%, due 0715/07                                                                  14,550           14,550
               Buckeye Cellulose Corp.
     1,000,000 8.500%, due 12/15/05                                                                992,500          992,500
               Buckeye Technologies Inc.
     1,860,000 8.000%, due 10/15/10                                                              1,757,700        1,757,700
               Building Materials Corp.
       350,000 7.750%, due 07/15/05                                              213,500                            213,500
               Calpine Canada Energy Finance Ulc
       250,000 8.500%, due 05/01/08                                              243,740                            243,740
               Century Communications Corp. (c)
       300,000 0.000%, due 01/15/08                                              140,250                            140,250
               Chancellor Media Corp.
     1,500,000 8.000%, due 11/01/08                                                              1,560,000        1,560,000
               Charter Communications Holdings
       150,000 0.000%, due 04/01/11 (c)                                          102,750                            102,750
     2,500,000 8.250%, due 04/01/07, 144A                                                        2,337,500        2,337,500
       150,000 10.000%, due 05/15/11                                             152,250                            152,250
       250,000 10.750%, due 10/01/09                                             263,125                            263,125
       500,000 10.000%, due 04/01/09                                             507,500                            507,500
               Chesapeake Energy Corp.
       250,000 7.875%, due 03/15/04                                              248,125                            248,125
       250,000 8.125%, due 04/01/11                                              233,750                            233,750
               CMS Energy Corp.
       300,000 8.500%, due 04/15/11                                              291,378                            291,378


COMBINED                                                                     BRINSON        PAINEWEBBER
NUMBER OF                                                                  HIGH YIELD       HIGH INCOME         PROFORMA
SHARES/PAR                                                                    FUND              FUND            COMBINED
----------------------------------------------------------------------------------------------------------------------------
               Coast Hotels and Casinos, Inc.
       370,000 9.500%, due 04/01/09                                              378,325                            378,325
               Coaxial Communications of Central Ohio, Inc.
       425,000 10.000%, due 08/15/06                                             422,875                            422,875
               Collins & Alkman Corp.
       400,000 11.500%, due 04/15/06                                             378,000                            378,000
               Constellation Brands, Inc.
       275,000 8.000%, due 02/15/08                                              274,312                            274,312
               Cross Timbers Oil Co.
       300,000 8.750%, due 11/01/09                                              306,750                            306,750
               Crown Castle International Corp.
       630,000 0.000%, due 05/15/11 (c)                                          392,175                            392,175
       150,000 9.000%, due 05/15/11                                              132,750                            132,750
       150,000 9.375%, due 08/01/11                                              135,375                            135,375
       850,000 10.75%, due 08/01/11                                                                807,500          807,500
               CSC Holdings, Inc.
       175,000 7.625%, due 04/01/11                                              166,951                            166,951
       350,000 7.625%, due 07/15/18                                              315,311                            315,311
       175,000 8.125%, due 07/15/09                                              173,768                            173,768
     2,050,000 8.130%, due 08/15/09                                                              2,029,234        2,029,234
               Cumulus Media, Inc.
       355,000 10.375%, due 07/01/08                                             353,225                            353,225
               Dayton Superior Corp.
       225,000 13.000%, due 06/15/09                                             225,000                            225,000
               Del Monte Corp.
       425,000 9.250%, due 05/15/11                                              433,500                            433,500
               Delco Remy International, Inc.
       200,000 8.625%, due 12/15/07                                              198,000                            198,000
       200,000 11.000%, due 05/01/09                                             208,000                            208,000
               Desa Int'l Inc., (g)
     3,000,000 9.880%, due 12/15/07                                                              1,470,000        1,470,000
               Dobson Communications Corp., 144A
       200,000 10.875%, due 07/01/10                                             200,000                            200,000
               Dobson Sygnet Communications, Inc.
       250,000 12.250%, due 12/15/08                                             252,500                            252,500
               D.R. Horton, Inc.
     2,000,000 8.000%, due 02/01/09                                                              1,920,000        1,920,000
               Dura Operating Corp.
       375,000 9.000%, due 05/01/09                                              352,500                            352,500
               Echostar Dbs Corp.
     2,750,000 9.375%, due 02/01/09                                              735,000         1,950,000        2,685,000
               eKabel Hessen
       125,000 14.500%, due 09/01/10                                              96,250                             96,250
               El Paso Energy Partners
       300,000 8.500%, due 06/01/11                                              300,000                            300,000
               Exodus Communications, Inc.
       100,000 11.250%, due 07/01/08                                              34,500                             34,500
       540,000 11.625%, due 07/15/10 (g)                                          36,225           150,075          186,300
               Fairchild Semiconductor Corp.
       250,000 10.500%, due 02/01/09                                             243,750                            243,750
               Fedders North America
       600,000 9.375%, due 08/15/07                                              534,000                            534,000
               Felcor Lodging


COMBINED                                                                     BRINSON        PAINEWEBBER
NUMBER OF                                                                  HIGH YIELD       HIGH INCOME         PROFORMA
SHARES/PAR                                                                    FUND              FUND            COMBINED
----------------------------------------------------------------------------------------------------------------------------
       350,000 8.500%, due 06/01/11                                              334,250                            334,250
               Fleming Co., Inc.
        75,000 10.125%, due 04/01/08                                              76,875                             76,875
       125,000 10.625%, due 07/31/07                                             128,125                            128,125
               Four M Corp., Series B
       425,000 12.000%, due 06/01/06 Series B                                    416,500                            416,500
               Fox Sports Network LLC (c)
       500,000 0.000%, due 08/15/07                                              475,000                            475,000
               Fresenius Medical Care Capital Trust
       300,000 7.875%, due 06/15/11                                              292,500                            292,500
               Frontiervision Holdings (c)
       275,000 0.000%, due 09/15/07                                              280,500                            280,500
     2,000,000 11.000%, due 10/15/06                                                             2,070,000        2,070,000
               Gaylord Container Corp.
       500,000 9.750%, due 06/15/07                                                                315,000          315,000
               GEO Specialty Chemicals
       250,000 10.125%, due 08/01/08                                             240,000                            240,000
               Global Crossing Holdings, Ltd.
     2,000,000 9.500%, due 11/15/09                                                              1,550,000        1,550,000
               Globix Corp. (g)
     2,000,000 12.500%, due 02/01/10                                                               590,000          590,000
               Granite Broadcasting Corp.
       200,000 10.375%, due 05/15/05                                             139,000                            139,000
               Grey Wolf, Inc.
       500,000 8.875%, due 07/01/07                                              500,000                            500,000
               Hayes Lemmerz International, Inc.
       495,000 8.250%, due 12/15/08                                              346,500                            346,500
               HCA - The Healthcare Co.
       150,000 7.125%, due 06/01/06                                              148,013                            148,013
     1,575,000 7.875%, due 02/01/11                                              252,035         1,336,594        1,588,629
       150,000 8.750%, due 09/01/10                                              159,194                            159,194
               HMH Properties, Series B
       425,000 7.875%, due 08/01/08                                              408,000                            408,000
     1,495,000 8.450%, due 12/01/08                                                              1,450,150        1,450,150
               Hollinger International Publishing Corp.
       600,000 9.250%, due 02/01/07                                              251,250           353,500          604,750
               Hollywood Casino Corp.
       175,000 11.250%, due 05/01/07                                             184,625                            184,625
               Horseshoe Gaming Holdings
       350,000 8.625%, due 05/15/09                                              350,000                            350,000
               Horseshoe Gaming LLC, Series B
       150,000 9.375%, due 06/15/07                                              158,250                            158,250
               Host Marriot, LP
     3,150,000 8.380%, 02/15/06                                                                  3,079,125        3,079,125
               HS Resources Inc.
       825,000 9.250%, due 03/15/06                                                                868,313          868,313
               Huntsman Corp., 144A
       300,000 9.500%, due 07/01/07                                              165,000                            165,000
     2,200,000 10.125%, due 07/01/09                                                             2,167,000        2,167,000
               Hyperion Telecommunication Inc., (g)
     2,000,000 12.000%, due 11/01/07                                                             1,000,000        1,000,000
               IMC Global, Inc.
       250,000 10.875%, due 06/01/08                                             248,750                            248,750


COMBINED                                                                     BRINSON        PAINEWEBBER
NUMBER OF                                                                  HIGH YIELD       HIGH INCOME         PROFORMA
SHARES/PAR                                                                    FUND              FUND            COMBINED
----------------------------------------------------------------------------------------------------------------------------
               Insight Communications,  Inc.,144A
       660,000 0.000%, due 02/15/11 (c)                                          372,900                            372,900
       120,000 10.500%, due 11/01/10                                             126,600                            126,600
               Integrated Electrical Services, Inc.,  Series B
       325,000 9.375%, due 02/01/09                                              318,500                            318,500
               InterAct Electronic Marketing, Inc., 144A (d),(e),(g)
    11,830,824 14.000%, due 08/01/03                                                               118,308          118,308
               Interep National Radio Sales, Series B
       300,000 10.000%, due 07/01/08                                             252,000                            252,000
               Intermedia Communications
       240,000 0.000%, due 07/15/07 (c)                                          211,200                            211,200
        35,000 8.500%, due 01/15/08                                               34,300                             34,300
               International Game Technology
       465,000 7.875%, due 05/15/04                                              470,812                            470,812
        75,000 8.375%, due 05/15/09                                               76,875                             76,875
               Intrawest Corp.
       250,000 10.500%, due 02/01/10                                             260,000                            260,000
               Iron Mountain, Inc.
       100,000 8.625%, due 04/01/13                                              100,750                            100,750
     2,400,000 8.750%, due 09/30/09                                              408,000         2,020,000        2,428,000
               Jackson Products, Inc., Series B
       350,000 9.500%, due 04/15/05                                              308,000                            308,000
               JL French Automotive Casting (g)
     3,500,000 11.500%, due 06/01/09                                                             1,277,500        1,277,500
               Jorgensen (Earle M.) Co.
       885,000 9.500%, due 04/01/05                                                                774,375          774,375
               K&F Inudstries Inc.
       920,000 9.250%, due 10/15/07                                                                945,300          945,300
               Kindercare Learning Center, Inc.
     1,000,000 9.500%, due 02/15/09                                                                990,000          990,000
               KMC Telecom Holdings Inc. (g)
     2,000,000 13.500%, due 05/15/09                                                               380,000          380,000
               Knology, Inc. (g)
     9,595,000 11.875%, due 10/15/07                                                             3,118,375        3,118,375
               Lamar Media Co.
       200,000 8.625%, due 09/15/07                                              204,000                            204,000
               Leap Wireless International, Inc.
       200,000 12.500%, due 04/15/10                                             132,000                            132,000
               Level 3 Communications, Inc.
       600,000 0.000%, due 12/01/08 (c)                                          153,000                            153,000
     1,840,000 9.125%, due 05/01/08, 144A                                         37,350           726,250          763,600
               Levi Straus & Co.
       150,000 6.800%, due 11/01/03                                              133,500                            133,500
       150,000 11.625%, due 01/15/08                                             135,000                            135,000
               Liberty Group Operating
       400,000 9.375%, due 02/01/08                                              280,000                            280,000
               Lifepoint Hospital Holdings, Inc., Series B
       250,000 10.750%, due 05/15/09                                             272,500                            272,500
               LIN Holdings Corp. (c)
     2,950,000 0.000%, due 03/01/08                                              351,000         1,962,500        2,313,500
               LIN Television Corp.
       100,000 8.000%, due 01/15/08                                               96,500                             96,500
               Loral Space & Communications Ltd.


COMBINED                                                                     BRINSON        PAINEWEBBER
NUMBER OF                                                                  HIGH YIELD       HIGH INCOME         PROFORMA
SHARES/PAR                                                                    FUND              FUND            COMBINED
----------------------------------------------------------------------------------------------------------------------------
       200,000 9.500%, due 01/15/06                                              150,000                            150,000
               Luigino's, Inc.
       375,000 10.000%, due 02/01/06                                             322,500                            322,500
               Lyondell Chemical Co., Series B
     1,400,000 9.875%, due 05/01/07                                              397,000           997,500        1,394,500
               MacDermid, Inc.
       110,000 9.125%, due 07/15/11                                              110,550                            110,550
               Mail Well Corp., Series B
       500,000 8.750%, due 12/15/08                                              430,000                            430,000
               Majestic Star Casino LLC, Series B
       550,000 10.875%, due 07/01/06                                             495,000                            495,000
               Mandalay Resort Group
     2,000,000 9.500%, due 08/01/08                                                              2,080,000        2,080,000
               McLeod USA, Inc.
       450,000 8.125%, due 02/15/09                                              238,500                            238,500
       250,000 9.250%, due 07/15/07                                              145,000                            145,000
               Mediacom LLC
       300,000 7.875%, due 02/15/11                                              264,000                            264,000
       275,000 9.500%, due 01/15/13                                              264,000                            264,000
               Metal Management, Inc. (d),(e)
     5,125,000 10.000%, due 05/15/08                                                               153,750          153,750
               Methanex Corp.
       300,000 7.400%, due 08/15/02                                              298,500                            298,500
               Metromedia Fiber Network (g)
     2,740,000 10.000%, due 11/15/09                                              91,200           962,500        1,053,700
               MGM Grand, Inc.
     3,200,000 9.750%, due 06/01/07                                              213,500         3,195,000        3,408,500
               MGM Mirage, Inc.
       150,000 8.500%, due 09/15/10                                              155,597                            155,597
               Millennium America, Inc.
       175,000 9.250%, due 06/15/08                                              174,125                            174,125
               Motors & Gears, Inc., Series D
       450,000 10.750%, due 11/15/06                                             448,875                            448,875
               National Wine & Spirits, Inc.
       550,000 10.125%, due 01/15/09                                             556,875                            556,875
               Nexstar Finance, Inc., LLC
       300,000 12.000%, due 04/01/08                                             312,000                            312,000
               Nextel Communications, Inc.
       120,000 0.000%, due 09/15/07 (c)                                           84,750                             84,750
        20,000 9.375%, due 11/15/09                                               15,850                             15,850
       275,000 9.500%, due 02/01/11                                              215,531                            215,531
     3,000,000 9.950%, due 02/15/08                                                              1,920,000        1,920,000
               Nextel International, Inc., 144A
     2,550,000 12.750%, due 04/15/08 (g)                                                           714,000          714,000
       850,000 12.750%, due 08/01/10                                             101,500           145,000          246,500
               Nextel Partners, Inc.
       400,000 11.000%, due 03/15/10                                             315,000                            315,000
               Nextmedia Operating Inc.,144A
       150,000 10.750%, due 07/01/11                                             147,765                            147,765
               Nextlink Communications Inc., (g)
     1,125,000 10.750%, due 06/01/09                                                               360,000          360,000
               Nortek, Inc.
     1,000,000 9.250%, due 03/15/07                                                                985,000          985,000


COMBINED                                                                     BRINSON        PAINEWEBBER
NUMBER OF                                                                  HIGH YIELD       HIGH INCOME         PROFORMA
SHARES/PAR                                                                    FUND              FUND            COMBINED
----------------------------------------------------------------------------------------------------------------------------
      450,000 9.875%, due 06/15/11                                              433,125                            433,125
               Nortex, Inc.
       350,000 9.875%, due 03/01/04                                              355,075                            355,075
               Northeast Optic (g)
     3,000,000 12.750%, due 08/15/08                                                               840,000          840,000
               NTL Communications, Inc., Series B (c)
     2,400,000 0.000%, due 10/01/08                                              176,000         1,320,000        1,496,000
               NTL, Inc., Series A (c)
       350,000 12.750%, due 04/15/05                                             252,000                            252,000
               Nuco2, Inc. (d),(g)
     5,000,000 12.000%, due 10/31/04                                                             4,500,000        4,500,000
               Orion Refining Corp., 144A (d),(g)
     3,307,789 10.000%, due 11/15/04                                                             1,157,726        1,157,726
               P&L Coal Holdings, Corp.
        74,000 8.880%, due 05/15/08                                                                 77,700           77,700
     1,612,000 9.630%, due 05/15/08                                                              1,712,750        1,712,750
               Pacifica Papers, Inc.
       355,000 10.000%, due 03/15/09                                             374,525                            374,525
               Packaging Corp. of America
       250,000 9.625%, due 04/01/09                                              265,312                            265,312
               Pantry, Inc.
       475,000 10.250%, due 10/15/07                                             460,750                            460,750
               Park Place Entertainment Corp.
     2,000,000 8.880%, due 09/15/08                                                              2,060,000        2,060,000
               Pathnet, Inc. (g)
     6,400,000 12.250%, due 04/15/08                                                               448,000          448,000
               Paxson Communications Corp.
     2,825,000 11.625%, due 10/01/02                                             328,250         2,531,250        2,859,500
               Pegasus Communications Corp., Series B
       100,000 9.750%, due 12/01/06                                               88,000                             88,000
       300,000 12.500%, due 08/01/07                                             297,000                            297,000
               Pegasus Satellite Communications, Inc. (c)
       375,000 0.000%, due 03/01/07                                              217,500                            217,500
               Penn National Gaming, Inc.
       220,000 11.125%, due 03/01/08                                             228,800                            228,800
               Phillips-Van Heusen
       325,000 9.500%, due 05/01/08                                              331,500                            331,500
               Pioneer Natural Resources Co.
       360,000 9.625%, due 04/01/10                                              394,488                            394,488
               Plains Resources, Inc.
       200,000 10.250%, due 03/15/06                                             204,000                            204,000
               Plains Resources, Inc., Series B
       300,000 10.250%, due 03/15/06                                             306,000                            306,000
               Playtex Products, Inc.
       225,000 9.375%, due 06/01/11                                              228,938                            228,938
               Pogo Producing Co.
       300,000 8.250%, due 04/15/11                                              300,000                            300,000
               Potlatch Corp.
       225,000 10.000%, due 07/15/11                                             226,125                            226,125
               Premire Graphics Inc.
     4,250,000 11.500%, due 12/01/05                                                               127,500          127,500
               Premier Parks, Inc. (c)
       175,000 0.000%, due 04/01/08                                              141,313                            141,313


COMBINED                                                                     BRINSON        PAINEWEBBER
NUMBER OF                                                                  HIGH YIELD       HIGH INCOME         PROFORMA
SHARES/PAR                                                                    FUND              FUND            COMBINED
----------------------------------------------------------------------------------------------------------------------------
               PRIMEDIA, Inc.
       250,000 8.875%, due 05/15/11                                              231,250                            231,250
               PSI Net Inc. (g)
       500,000 11.000%, due 08/01/09                                                                31,250           31,250
               R.B. Falcon Corp.
     3,750,000 9.500%, due 12/15/08                                                              4,311,262        4,311,262
               R.H. Donnelly, Inc.
       315,000 9.125%, due 06/01/08                                              319,725                            319,725
               Radio One, Inc.
       410,000 8.875%, due 07/01/11                                              410,000                            410,000
               Radio Unica Communications Corp. (c)
       400,000 0.000%, due 08/01/06                                              224,000                            224,000
               RCN Corp.
       400,000 10.000%, due 10/15/07                                             168,000                            168,000
               Remington Product Co. LLC, Series B
       250,000 11.000%, due 05/15/06                                             242,813                            242,813
               Repap New Brunswick
       150,000 9.000%, due 06/01/04                                              158,250                            158,250
               Riverwood International Corp.
       335,000 10.250%, due 04/01/06                                             336,675                            336,675
       200,000 10.875%, due 04/01/08                                             192,000                            192,000
               Salem Communications Corp.
       650,000 9.500%, due 10/01/07                                              663,000                            663,000
               Samsonite Corp.
       600,000 10.750%, due 06/15/08                                             501,000                            501,000
               SBA Communications Corp.
       390,000 0.000%, due 03/01/08 (c)                                          312,000                            312,000
       200,000 10.250%, due 02/01/09                                             183,000                            183,000
               Sbarro, Inc.
       400,000 11.000%, due 09/15/09                                             412,500                            412,500
               Sequa Corp.
       125,000 8.875%, due 04/01/08                                              123,750                            123,750
       175,000 9.000%, due 08/01/09                                              174,125                            174,125
               Simmons, Co.
     1,500,000 10.250%, due 03/15/09                                                             1,462,500        1,462,500
               Sinclair Broadcast Group
       400,000 10.000%, due 09/30/05                                             402,000                            402,000
               Six Flags, Inc.
       300,000 9.500%, due 02/01/09                                              299,625                            299,625
               Snyder Oil Corp.
       450,000 8.750%, due 06/15/07                                              477,000                            477,000
               Spectrasite Holdings, Inc. (c)
       440,000 0.000%, due 07/15/08                                              236,500                            236,500
       225,000 0.000%, due 04/15/09                                              103,500                            103,500
     2,000,000 10.750%, due 03/15/10                                                             1,680,000        1,680,000
               Speedway Motorsports, Inc.
       350,000 8.500%, due 08/15/07                                              357,000                            357,000
               Station Casinos, Inc.
       275,000 8.375%, due 02/15/08                                              276,031                            276,031
       105,000 9.750%, due 04/15/07                                              107,625                            107,625
     3,245,000 9.875%, due 07/01/10                                              253,881         3,108,750        3,362,631
               Stena AB, (g)
     1,500,000 8.750%, due 06/15/07                                                              1,350,000        1,350,000


COMBINED                                                                     BRINSON        PAINEWEBBER
NUMBER OF                                                                  HIGH YIELD       HIGH INCOME         PROFORMA
SHARES/PAR                                                                    FUND              FUND            COMBINED
----------------------------------------------------------------------------------------------------------------------------
               Sterling Chemicals, Inc. (g)
     2,000,000 12.380%, due 06/15/06                                                             1,560,000        1,560,000
               Superior National Insurance Group (g)
     9,000,000 10.750%, due 12/01/17 (d), (e)                                          -                 -                -
               T/SF Communications Corp., Series B
       250,000 10.375%, due 11/01/07                                             240,625                            240,625
               Team Health, Inc.
       375,000 12.000%, due 03/15/09                                             393,750                            393,750
               Telecorp PCS Inc. (g)
     2,000,000 10.630%, due 06/15/10                                                             1,880,000        1,880,000
               Telemundo Holdings, Inc. (g)
     1,250,000 11.500%, due 08/15/08                                                               987,500          987,500
               Tenet Healthcare Corp.
       440,000 7.625%, due 06/01/08                                              447,150                            447,150
     3,470,000 8.125%, due 12/01/08                                                              3,578,438        3,578,438
               Time Warner Telecom, Inc.
       275,000 10.125%, due 02/01/11                                             247,500                            247,500
               Tommy Hilfiger U.S.A.
       325,000 6.500%, due 06/01/03                                              315,250                            315,250
               TransWestern Publishing Co., Series D
       350,000 9.625%, due 11/15/07                                              352,625                            352,625
               TransWestern Publishing Co., Series E, 144A
       200,000 9.625%, due 11/15/07                                              201,500                            201,500
               Tele1 Europe B.V. (g)
     2,000,000 13.000%, due 05/15/09                                                             1,100,000        1,100,000
               Triad Hospitals, Inc.
       150,000 8.750%, due 05/01/09                                              152,625                            152,625
               Triad Hospitals Holdings, Inc.
       229,000 11.000%, due 05/15/09                                             246,747                            246,747
               Triton PCS, Inc.
       625,000 0.000%, due 05/01/08 (c)                                          503,906                            503,906
       100,000 9.375%, due 02/01/11                                               97,000                             97,000
               UNISYS Corp.
     2,000,000 7.880%, due 04/01/08                                                              1,920,000        1,920,000
               US Unwired, Inc. (c)
       250,000 0.000%, due 11/01/09                                              122,813                            122,813
               Versatel Telecom International, (g)
     1,000,000 13.250%, due 05/15/08                                                               380,000          380,000
               Viatel, Inc. (g)
       700,000 12.500%, due 04/15/08                                                                21,000           21,000
               Voicestream Wireless Corp.
       267,000 10.375%, due 11/15/09                                             304,380                            304,380
               Weirton Steel Corp.
       200,000 11.375%, due 07/01/04                                              60,000                             60,000
               Westpoint Stevens, Inc. (g)
       350,000 7.875%, due 06/15/05                                              136,500                            136,500
               Williams Scotsman Inc.
     2,000,000 9.880%, due 06/01/07                                                              1,900,000        1,900,000
               Willis Corroon Corp.
     1,000,000 9.000%, due 02/01/09                                                              1,017,500        1,017,500
               Winsloew Furniture, Inc., Series B
       190,000 12.750%, due 08/15/07                                             176,225                            176,225
               Wiser Oil Co.


COMBINED                                                                     BRINSON        PAINEWEBBER
NUMBER OF                                                                  HIGH YIELD       HIGH INCOME         PROFORMA
SHARES/PAR                                                                    FUND              FUND            COMBINED
----------------------------------------------------------------------------------------------------------------------------
       500,000 9.500%, due 05/15/07                                              440,000                            440,000
               XO Communications, Inc. (c)
       712,000 0.000%, due 12/01/09                                              106,800                            106,800
               Young Broadcasting, Inc.
       350,000 10.000%, due 03/01/11                                             336,000                            336,000
               Ziff Davis Media, Inc.
       300,000 12.000%, due 07/15/10                                             165,000                            165,000
                                                                        ----------------- ----------------- ----------------
               Total U.S. Corporate Bonds                                     51,101,724       113,965,750      165,067,474
                                                                        ----------------- ----------------- ----------------
               International Dollar Bonds -- 4.41%
               Callahan Nordrhein-Westfalen, 144A
       300,000 0.000%, due 07/15/10 (c)                                          114,000                            114,000
       800,000 14.000%, due 07/15/10                                             164,000           486,000          650,000
               COLT Telecom Group (c)
     1,550,000 0.000%, due 12/15/06                                              495,000           980,000        1,475,000
               Energis PLC
       500,000 9.750%, due 06/15/09                                              435,000                            435,000
               Global Crossing Holding Ltd.
       550,000 9.500%, due 11/15/09                                              430,375                            430,375
               Microcell Telecommunications, Inc., Series B (c)
       435,000 0.000%, due 06/01/06                                              321,900                            321,900
               Norampac, Inc.
       150,000 9.500%, due 02/01/08                                              156,750                            156,750
               Ono Finance, PLC
       175,000 13.000%, due 05/01/09                                                               134,750          134,750
               Rogers Communications, Inc.
       250,000 9.125%, due 01/15/06                                              250,000                            250,000
               TeleWest Communications PLC
     3,000,000 9.625%, due 10/01/06                                                              2,490,000        2,490,000
       500,000 11.000%, due 10/01/07                                             421,250                            421,250
               Tembec Industries, Inc.
       500,000 8.500%, due 02/01/11                                              510,000                            510,000
               United Pan-Europe Communications NV, Series B
        25,000 0.000%, due 02/01/10 (c)                                            3,750                              3,750
       225,000 11.500%, due 02/01/10                                              84,375                             84,375
     5,375,000 12.500%, due 08/01/09 (g)                                                         1,182,500        1,182,500
                                                                        ----------------- ----------------- ----------------
               Total International Dollar Bonds                                3,386,400         5,273,250        8,659,650
                                                                        ----------------- ----------------- ----------------

                                                                        ----------------- ----------------- ----------------
               Total  Bonds (Cost $246,473,166)                               54,488,124       119,239,000      173,727,124
                                                                        ----------------- ----------------- ----------------
               Equities--2.52%
         1,400 Communications & Power Industries Holding Corp., (b), (d), (f)                      211,400          211,400
        39,639 Communications & Power Industries Holding Corp., (b), (d), (g)                    1,545,921        1,545,921
       332,221 Earthwatch Inc. (b)                                                                  16,611           16,611
        13,700 Electronic Retailing Systems Int'l. (b)                                                 137              137
     2,000,000 Fresenius Medical Care Capital Trust II (g)                                       1,960,000        1,960,000
         2,218 ICG Holdings Inc. (b)                                                                22,180           22,180
        19,500 InterAct Electronic Marketing,  Inc. (b)                                                195              195
        39,000 InterAct Systems Inc. (b)                                                            39,000           39,000
        16,995 Knology Inc. (b)                                                                        170              170
        15,750 McCaw Int'l., Ltd. (b), (g)                                                         313,031          313,031
       109,290 Nuco2 Inc. (b), (g)                                                                 147,542          147,542
         6,000 Olympic Financial Ltd. (b)                                                               60               60
         1,556 Orion Refining Corp.,  (b), (d), (f)                                                 23,340           23,340


COMBINED                                                                     BRINSON        PAINEWEBBER
NUMBER OF                                                                  HIGH YIELD       HIGH INCOME         PROFORMA
SHARES/PAR                                                                    FUND              FUND            COMBINED
----------------------------------------------------------------------------------------------------------------------------
        79,417 PNV Inc. (b)                                                                            794              794
        74,223 Packaged Ice, Inc.,  (b), (f)                                                       159,579          159,579
         6,275 Pathnet, Inc. (b), (g)                                                                        63               63
            75 RCN Corp.,  (b), (d), (f), (g)                                                          411              411
       653,157 Samuels Jewelers Inc., (b), (f)                                                     386,058          386,058
        61,644 Song Networks Holding AB (b)                                                        126,370          126,370
        26,250 WAM! Network Inc. (b), (g)                                                              263              263
         5,428 Wate Systems International, Inc.,  (b), (d), (f)                                      5,428            5,428
                                                                        ----------------- ----------------- ----------------
               Total Equities (Cost $ 28,116,267)                                      -         4,958,553        4,958,553
                                                                        ----------------- ----------------- ----------------

               Warrants (b) -- 0.01%
               Dayton Superior Corp., 144A,
           225 Expires 06/15/09                                                    2,250                              2,250
               Leap Wireless International, Inc., 144A,
           200 Expires 04/15/10                                                    8,000                              8,000
               Motient Corp., 144A,
           182 Expires 04/01/08                                                      137                                137
               Pliant Corp., 144A,
           160 Expires 06/01/10                                                       16                                 16
               UIH Australia Pacific Inc.
        10,000 Expires 05/15/06                                                                      2,500            2,500
               Winsloew Furniture, Inc., 144A,
           190 Expires 08/15/07                                                    1,876                              1,876
                                                                        ----------------- ----------------- ----------------
               Total Warrants (Cost $13,890)                                      12,279             2,500           14,779
                                                                        ----------------- ----------------- ----------------

               Short-Term Investments --5.79%
               Money Market Funds -- 0.04%
        69,394 Brinson Supplementary Trust
               U.S. Cash Management Prime Fund                                    69,394                             69,394
               Government Agency--5.75%
   $11,297,000 Federal Home Loan Bank Discount Note                                             11,297,000       11,297,000
               3.94%, due 07/02/01
                                                                        ----------------- ----------------- ----------------
               Total Short-Term Investments (Cost $11,366,394)                    69,394        11,297,000       11,366,394
                                                                        ----------------- ----------------- ----------------

               Total Investments
               (Cost $285,969,717) -- 96.75%                                  54,569,797       135,497,052      190,066,849
               Cash and other assets, less liabilities -- 3.25%                1,918,769         4,466,826        6,385,595
                                                                        ----------------- ----------------- ----------------
               Net Assets -- 100%                                             56,488,566       139,963,878      196,452,444
                                                                        ================= ================= ================



         (b)      Non-income producing security
         (c) Step-bonds--coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2001. Maturity date disclosed is the ultimate maturity date.
         (d) Illiquid Security: is not actively traded. Securities total $1,786,500 which represents 0.90% of total net assets
         (e)      Interest on this bond is in default
         (f)      Common Stock
         (g)      Security will be sold prior to reorganization

BRINSON HIGH YIELD FUND
PAINEWEBBER HIGH INCOME FUND
PROFORMA STATEMENT OF ASSETS AND LIABILITIES
   JUNE 30, 2001 (UNAUDITED)


                                                             BRINSON
                                                              HIGH         PW HIGH
                                                           YIELD FUND    INCOME FUND     ADJUSTMENT       COMBINED      CONVERSION
                                                          -------------  ------------    -----------    -------------  -------------
ASSETS
Investments in securities, at value (cost -
  $58,588,122, $227,381,595 and $ 285,969,717,
  respectively)                                            $54,569,797   $135,497,052    $        -     $ 190,066,849
Cash                                                                 -      2,001,830             -         2,001,830
Receivable for investments sold                                690,375              -                         690,375
Receivable for shares of beneficial interests sold             108,602         13,337             -           121,939
Dividends and interest receivable                            1,344,925      3,197,569             -         4,542,494
Other assets                                                         -         23,933             -            23,933
                                                          ------------   ------------                   -------------
Total assets                                                56,713,699    140,733,721                     197,447,420
                                                          ------------   ------------                   -------------

LIABILITIES
Payable for investments purchased                              147,765              -             -           147,765
Payable for shares of beneficial interest repurchased            4,700        383,933             -           388,633
Payable to affiliates                                           20,519         66,910             -            87,429
Accrued expenses and other liabilities                          52,149        319,000             -           371,149
                                                          ------------   ------------                   -------------
Total liabilities                                              225,133        769,843             -           994,976
                                                          ------------   ------------                   -------------

NET ASSETS                                                  56,488,566    139,963,878             -       196,452,444

Common Stock/Beneficial interest shares of $0.001
  par value outstanding                                     68,065,237    468,801,196             -       536,866,433
Accumulated undistributed  net investment income             1,891,428        664,845             -         2,556,273
Accumulated net realized losses from investment
  transactions                                              (9,449,774)  (237,617,620)            -      (247,067,394)
Net unrealized appreciation (depreciation) of
  investments                                               (4,018,325)   (91,884,543)            -       (95,902,868)
                                                          ------------   ------------                   -------------
Net assets applicable to shares outstanding                $56,488,566   $139,963,878             -     $ 196,452,444
                                                          ============   ============                   =============

  CLASS I:
Net assets                                                 $54,559,659                  (54,559,659)                -             -
                                                          ------------   ------------                   -------------   -----------
Shares outstanding                                           6,910,214              -    (6,910,214)                -             -
                                                          ------------   ------------                   -------------   -----------
Net asset value and offering price per share               $      7.90   $          -                                             -
                                                          ============   ============                   =============   ===========
  CLASS N:
Net assets                                                 $     1,000   $                   (1,000)    $           -             -
                                                          ------------   ------------                   -------------   -----------
Shares outstanding                                                 127              -          (127)                -             -
                                                          ------------   ------------                   -------------   -----------
Net asset value and offering price per share               $      7.87   $          -                               -             -
                                                          ============   ============                   =============   ===========

  CLASS UBS:*
Net assets                                                 $ 1,927,907   $          -   $(1,927,907)                -             -
                                                          ------------   ------------                   -------------   -----------
Shares outstanding                                             244,678              -      (244,678)                -             -
                                                          ------------   ------------                   -------------   -----------
Net asset value and offering price per share               $      7.88   $          -                                             -
                                                          ============   ============                   =============   ===========

  CLASS A:
Net assets                                                 $         -   $ 89,548,445   $     1,000     $  89,549,445   $89,548,445
                                                          ------------   ------------                   -------------   -----------
Shares outstanding                                                   -     24,760,685           127        11,378,583    11,372,653
                                                          ------------   ------------                   -------------   -----------
Net asset and redemption value per share                   $         -   $       3.62                   $        7.87   $      7.87
                                                          ============   ============                   =============   ===========
Maximum offering price per share
  (net asset value plus sales charge of 4.0% of offering
price)                                                     $         -   $       3.77                   $        8.20   $      8.20
                                                          ============   ============                   =============   ===========

  CLASS B:
Net assets                                                 $         -   $ 24,762,647             -        24,762,647    24,762,647
                                                          ------------   ------------                   -------------   -----------
Shares outstanding                                                   -      6,852,536             -         3,136,295     3,136,295
                                                          ------------   ------------                   -------------   -----------
Net asset value and offering price per share               $         -   $       3.61             -     $        7.90          7.90
                                                          ============   ============                   =============   ===========

  CLASS C:
Net assets                                                 $         -   $ 25,271,509             -     $  25,271,509   $25,271,509
                                                          ------------   ------------                   -------------   -----------
Shares outstanding                                                   -      6,978,294             -         3,200,745     3,200,745
                                                          ------------   ------------                   -------------   -----------
Net asset value and offering price per share               $         -   $       3.62             -     $        7.90          7.90
                                                          ============   ============                   =============   ===========


                                                             BRINSON
                                                              HIGH         PW HIGH
                                                           YIELD FUND    INCOME FUND     ADJUSTMENT       COMBINED      CONVERSION
                                                          -------------  ------------    -----------    -------------  -------------
  CLASS Y:
Net assets                                                 $         -   $    381,277    54,559,659     $  54,940,936       381,277
                                                          ------------   ------------                   -------------   -----------
Shares outstanding                                                   -        105,495     6,910,214         6,958,504        48,290
                                                          ------------   ------------                   -------------   -----------
Net asset value and offering price per share               $         -   $       3.61    (2,172,585)    $        7.90   $      7.90
                                                          ============   ============                   =============   ===========
* UBS CLASS WILL BE LIQUIDATED


             See accompanying notes to proforma financial statements

BRINSON HIGH YIELD FUND
PAINEWEBBER HIGH INCOME FUND
PROFORMA STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)


                                                    BRINSON HIGH        PW HIGH
                                                     YIELD FUND       INCOME FUND     ADJUSTMENTS        COMBINED
                                                  ----------------  --------------  ---------------    ------------
INVESTMENT INCOME:
  Interest                                        $  5,703,323      $ 23,431,945              --       $ 29,135,268
  Dividend                                                   0            78,750              --             78,750
                                                  ------------      ------------      ------------     ------------
                                                     5,703,323        23,510,695              --         29,214,018
                                                  ------------      ------------      ------------     ------------
EXPENSES:
  Investment advisory and administration               317,198           921,173      184,235  (a)        1,422,606
  Shareholder distribution and servicing fees           18,100           884,074      (11,727) (d)          890,447
  Transfer agency and service                              396           249,554         (570) (b)          249,380
  Directors' fees                                        4,380            14,863      (12,043) (b)            7,200
  Legal and audit                                       44,413            79,215      (50,303) (b)           73,325
  Reports and notices to shareholders                   38,450            42,322      (12,116) (b)           68,656
  Federal and state registration fees                   32,974            41,805      (32,974) (b)           41,805
  Custody and accounting                                 3,822            92,117      (91,028) (b)            4,911
  Other expenses                                        28,520            57,992      (29,668) (b)           56,844
                                                  ------------      ------------      ------------     ------------
                                                       488,253         2,383,115      (56,194)            2,815,174
  Less: fee waivers and reimbursements from
        investment adviser                             (89,950)             --       (180,986)(c)          (270,936)
                                                  ------------      ------------                       ------------
  Net expenses                                         398,303         2,383,115     (237,180)            2,544,238
                                                  ------------      ------------      ------------     ------------
  Net investment income                              5,305,020        21,127,580      237,180            26,669,780
                                                  ------------      ------------      ------------     ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM
  INVESTMENT TRANSACTIONS:
        Net realized gains (losses) from
        investment transactions                     (5,794,063)     (252,307,082)             --       (258,101,145)
        Net change in unrealized appreciation
        (depreciation) of investments                 (487,323)     (110,204,025)             --       (110,691,348)
                                                  ------------      ------------      ------------     ------------
Net realized and unrealized gains (losses)
  from investment activities                        (6,281,386)     (362,511,107)             --       (368,792,493)
                                                  ------------      ------------      ------------     ------------
Net increase (decrease) in net assets
  resulting from operations                       $   (976,366)    $(341,383,527)     $    237,180    $(342,122,713)
                                                  ============      ============      ============     ============


------------------
(a) Reflects increase in fees resulting from higher fee schedule, before waivers, of $270,936
(b) Reflects the anticipated savings of the merger.
(c) Reflects increase in waiver due to additional assets
(d) Reflects the liquidation of the UBS Class

             See accompanying notes to proforma financial statements

BRINSON HIGH YIELD FUND
PAINEWEBBER HIGH INCOME  FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

Basis of Presentation:

Subject to the approval of the Plan of Reorganization by the shareholders of PaineWebber High Income Fund (the "High Income Fund"), Brinson High Yield Fund (the "High Yield Fund") would acquire substantially all of the assets, subject to the liabilities, of the High Income Fund in exchange solely for shares of the High Yield Fund that correspond to the outstanding shares of the High Income Fund. The number of shares to be received would be based on the relative net asset value of the High Yield Fund's shares on the effective date of the Plan of Reorganization and the High Income Fund will be terminated as soon as practicable thereafter.

The pro forma financial statements reflect the financial position of the High Yield Fund at June 30, 2001, the High Income Fund at June 30, 2001 and the combined results of operations of High Yield Fund and High Income Fund (collectively, the "Fund") as of and for the twelve months ended June 30, 2001.

As a result of the Plan of Reorganization, the investment advisory and administration agreement fee will increase due to the higher fee schedule, gross of waivers, of the High Yield Fund. However, after anticipated savings in other expenses of the Fund, the shareholders of the High Income Fund will not experience an increase in total expenses. Both the High Income Fund and the High Yield Fund currently pay Rule 12b-1 distribution or service fees. Other fixed expenses will be reduced due to the elimination of duplicative expenses. In addition, the pro forma statement of assets and liabilities has not been adjusted as a result of the proposed transaction because such adjustment would not be material. It is estimated that the cost of approximately $184,000 associated with the merger will be paid by Brinson Advisors, Inc. ("Brinson"), an indirect wholly owned asset management subsidiary of UBS AG and administrator and distributor of the Fund, so that the High Income Fund and the High Yield Fund will bear no expenses of the reorganization. These costs are not included in the pro forma statement of operations.

The pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Plan of Reorganization occurred July 1, 2001. The pro forma financial statements should be read in conjunction with the historical financial statements of the High Income Fund and High Yield Fund included in their annual reports dated November 30, 2000 and June 30, 2001, respectively, and incorporated by reference in the applicable statement of additional information.

Significant Accounting Policies:

The Fund's financial statements are prepared in accordance with generally accepted accounting principles that requires the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS- Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. U.S. equity securities traded over-the-counter are valued at the most recent bid price. Investments in affiliated investment companies are valued at the daily closing net asset value of the Fund. Debt securities are valued at the most recent bid price by using market quotations or independent pricing services. Securities for which market quotations are not readily available, including restricted securities, which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

                                [To be Inserted]

[The Annual Report of the Brinson Fund for the fiscal year ended June 30, 2001 as previously filed via EDGAR is incorporated herein by reference and will be mailed to any shareholder who requests this SAI.]

                                [To be Inserted]

[The Annual Report of PaineWebber Fund for the fiscal year ended November 30, 2000 as previously filed via EDGAR is incorporated herein by reference and will be mailed to any shareholder who requests this SAI.]